UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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712 Fifth Avenue, 9th Floor
New York, New York 10019

Proxy Statement and
Notice of Annual Meeting of Stockholders
To Be Held May 28, 2015

Dear Stockholder:

On May 28, 2015, we will hold our 2015 annual meeting of stockholders at the Warwick Hotel, 65 West 54th Street at 6th Avenue, New York, New York 10019, in the Sussex Room (1st Floor). The meeting will begin at 12:00 pm local time. Directions to the meeting can be obtained by calling (877) 826-BLUE (2583).

We are holding this meeting to:

1.	Elect five directors to hold office for one-year terms expiring in 2016.
2.	Approve the amendment and restatement of each our 2014 Equity Incentive Plan for Individuals, or Individuals Plan, and our 2014 Equity Incentive Plan for Entities, or Entities Plan (and together, the 2014 Incentive Plans), to increase the aggregate number of reserved shares of Class A common stock, and make other administrative changes.
3.	Ratify the selection of BDO USA, LLP as our independent registered public accounting firm for 2015.
4.	Attend to such other business as may properly come before the meeting and any adjournment or postponement thereof.

Your board of directors has selected April 6, 2015 as the record date for determining stockholders entitled to vote at the meeting.

This proxy statement, proxy card, and annual report to stockholders is being mailed to you on or about April 20, 2015.

Whether or not you plan to attend the meeting and vote in person, we urge you to have your vote recorded as early as possible. Stockholders can submit their votes by proxy by mailing or faxing the enclosed proxy card, or by authorizing their proxy via telephone or internet.

YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 2015

Our proxy statement, form of proxy card and 2015 annual report to stockholders are also available at http://www.bluerockresidential.com.

By Order of the Board of Directors

Michael L. Konig
Secretary

New York, New York
April 20, 2015

BLUEROCK RESIDENTIAL GROWTH REIT, INC.
712 Fifth Avenue
9th Floor
New York, New York 10019
(877) 826-BLUE (2583)

PROXY STATEMENT

The accompanying proxy is solicited by the board of directors of Bluerock Residential Growth REIT, Inc. (the “company,” “we,” “our,” or “us”) for use in voting at the 2015 annual meeting of stockholders to be held on May 28, 2015 at 12:00 P.M. local time, at the Warwick Hotel, 65 West 54th Street at 6th Avenue, New York, New York 10019, in the Sussex Room (1st Floor), and at any adjournment or postponement thereof, for the purposes set forth herein.

This proxy statement, proxy card, and annual report to stockholders is being mailed to you on or about April 20, 2015.

In this proxy statement, we refer to our sponsor, Bluerock Real Estate, L.L.C., as Bluerock, and BRG Manager, LLC, as our manager. We refer to Bluerock Residential Holdings, L.P. as our operating partnership.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q:	Why did you send me this proxy statement?
A:	We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares at the 2015 annual stockholders meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission, or the SEC, and is designed to assist you in voting.
Q:	What is a proxy?
A:	A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing R. Ramin Kamfar and Christopher J. Vohs, each of whom are our officers, as your proxies, and you are giving them permission to vote your shares of common stock at the annual meeting. The appointed proxies will vote all of your shares of common stock as you instruct, unless you submit your proxy without instructions. In this case, they will vote FOR all of the director nominees. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion. If you do not submit your proxy, they will not vote your shares of common stock. This is why it is important for you to return the proxy card to us as soon as possible, whether or not you plan on attending the meeting.
Q:	When is the annual meeting and where will it be held?
A:	The annual meeting will be held on May 28, 2015, at 12:00 pm local time at the Warwick Hotel, 65 West 54th Street at 6th Avenue, New York, New York, 10019, in the Sussex Room (1st Floor).
Q:	Who is entitled to vote?
A:	Anyone who owned our common stock at the close of business on April 6, 2015, the record date, or holds a valid proxy for the annual meeting, is entitled to vote at the annual meeting. In order to be admitted to the annual meeting, you must present proof of ownership of our stock on the record date. Such proof can consist of: a brokerage statement or letter from a broker indicating ownership on April 6, 2015; a proxy card; a voting instruction form; or a legal proxy provided by your broker or nominee. Any holder of a proxy from a stockholder must present the proxy card, properly executed, and a copy of the proof of ownership.
Q:	How many shares of common stock are outstanding?
A:	As of April 6, 2015, there were 12,499,818 shares of our Class A common stock outstanding and entitled to vote, and 353,630, and 353,629 shares of our Class B-2 and Class B-3 common stock outstanding, respectively, and entitled to vote.

Q:	What constitutes a quorum?
A:	A quorum consists of the presence in person or by proxy of stockholders holding a majority of the outstanding shares, inclusive of all classes of our common stock. There must be a quorum present in order for the annual meeting to be a duly held meeting at which business can be conducted. If you submit your proxy, even if you abstain from voting, then you will at least be considered part of the quorum.
Q:	How many votes do I have?
A:	You are entitled to one vote for each share of Class A, Class B-2 and Class B-3 common stock you held as of the record date.
Q:	How may I vote on each proposal?
A:	You may vote on each proposal as follows:
Proposal 1:	You may vote for each individual nominee to serve on the board of directors, withhold from each individual nominee, or withhold from all nominees.
Proposal 2:	You may vote for, against or abstain on the vote to approve the amendment and restatement of each of our 2014 Individuals Plan and our 2014 Entities Plan.
Proposal 3:	You may vote for, against or abstain from voting to ratify the selection of BDO USA, LLP as our independent registered public accounting firm for 2015.
Q:	How does the board of directors recommend I vote on each of the proposals?
A:	The board of directors recommends a vote FOR all five nominees for re-election as directors in Proposal 1, and FOR Proposals 2 and 3.
Q:	How can I vote?
A:	You can vote in person at the meeting or by proxy. You may authorize a proxy by completing, dating, signing and promptly returning the proxy card in the pre-addressed, postage-paid envelope provided with this proxy statement. You may also authorize a proxy to vote by telephone, via fax, or via the internet by following the procedures described in your proxy card. Those stockholders of record authorizing a proxy to vote by telephone, via fax or via the internet must do so no later than 5:00 p.m. Eastern Time, on May 27, 2015.

If you elect to attend the meeting, you can submit your vote in person, and any previous votes that you submitted by mail will be superseded.

Q.	Are voting procedures different if I hold my shares in the name of a broker, bank or other nominee?
A.	If your shares are held in a “street name” through a broker, bank or other nominee, please refer to the instructions provided by such nominee regarding how to vote your shares or to revoke your voting instructions. The availability of telephone, fax and Internet proxy authorization depends on the voting processes of the broker, bank or other nominee.
Q:	What if I submit my proxy and then change my mind?
A:	You have the right to revoke your proxy at any time before the meeting by:
(1)	providing written notice of the revocation to Michael L. Konig, our Secretary;
(2)	attending the meeting and voting in person; or
(3)	submitting another proxy card dated after your first proxy card by telephone, via fax or via the internet, if we receive it no later than 5:00 p.m. Eastern Time on May 27, 2015.

Only the most recent proxy vote will be counted, and all others will be discarded, regardless of the method of voting.

Q:	Will my vote make a difference?
A:	Yes. Your vote could affect the composition of our board of directors, as well as our company’s ability to incentivize and retain our management and non-employee directors through awards under the 2014 Incentive Plans, and the ratification of our independent registered public accounting firm for 2015. Moreover, your vote is needed to ensure that these proposals can be acted upon. Because we are a widely held company, YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
Q:	What are the voting requirements to elect the board of directors?
A:	Under our charter, the affirmative vote of a plurality of all of the votes cast at a meeting at which a quorum is present is required for the election of the directors. This means that a director nominee with the most votes for a particular board seat is elected to that seat. Because the number of director nominees does not exceed the number of board seats, a director nominee need only receive a single “for” vote to be elected. “Withhold” votes and broker non-votes will have no effect on the outcome of the election, but they will count toward the establishment of a quorum. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualified.
Q:	What are the voting requirements to approve the other proposals discussed in this proxy statement?
A:	Under our charter, the affirmative vote of a majority of all of the votes cast at a meeting at which a quorum is present is required to approve Proposal 2 (the vote to approve the amendment and restatement of each of our 2014 Incentive Plans), and Proposal 3 (the vote to ratify the selection of BDO USA, LLP as our independent registered public accounting firm for 2015). This means that each proposal needs to receive more “for” votes than “against” votes in order to be approved. In the event that no option receives a majority of the votes cast, we will consider the option that receives the most votes to be the option selected by shareholders. Abstentions and broker non-votes will have no effect on the result of the votes on these proposals, but they will count toward the establishment of a quorum.
Q:	What is a broker “non-vote”?
A:	A broker “non-vote” occurs when a broker holding stock on behalf of a beneficial owner submits a proxy but does not vote on proposals considered a “non-routine” matter under the NYSE MKT rules because the broker does not have discretionary power with respect to that matter and has not received instructions from the beneficial owner. SEC rules prohibit brokers from giving a proxy to vote with respect to “non-routine” matters without receiving voting instructions from a beneficial owner. Proposal 1 (the election of directors) and Proposal 2 (the vote to approve the amendment and restatement of each of our 2014 Incentive Plans) are considered “non-routine” matters under NYSE MKT rules. Beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted in connection with these proposals. Proposal 3 (the ratification of BDO USA, LLP as our independent registered public accounting firm for 2015) is the only matter to be presented at the annual meeting that is considered “routine” under NYSE MKT rules and on which brokers may vote in their discretion on behalf of beneficial owners who have not provided voting instructions.
Q:	How will voting on any other business be conducted?
A:	Although we do not know of any business to be considered at the annual meeting other than the election of directors, the vote on the amendment and restatement of each of our 2014 Incentive Plans, and the ratification of the selection of our independent registered public accounting firm for 2015, if any other business is properly presented at the annual meeting, your submitted proxy gives authority to R. Ramin Kamfar and Christopher J. Vohs, and each of them, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Q:	When are the stockholder proposals for the next annual meeting of stockholders due?
A:	Stockholders interested in nominating a person as a director or presenting any other business for consideration at our annual meeting of stockholders in 2016 may do so by following the procedures prescribed in Article II, Section 11 of our Bylaws. To be eligible for presentation to and action by the stockholders at the 2016 annual meeting, director nominations and other stockholder proposals must be received by Michael L. Konig, our Secretary, no earlier than the 150th day, nor later than 5:00 p.m. Eastern Time on the 120th day, prior to the first anniversary of the date of this proxy statement (i.e., no earlier than November 22, 2015 and no later than December 22, 2015).
Q.	Who will solicit and pay the cost of soliciting proxies for the Annual Meeting?
A.	We will bear all expenses incurred in connection with the solicitation of proxies. Our officers, directors and employees may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile or other electronic means. They will not receive any additional compensation for those activities, but they may be reimbursed for their out-of-pocket expenses. In addition, we have hired American Stock Transfer & Trust (“ASTT”), whose affiliated independent proxy solicitor, D. F. King & Co. (“D. F. King”), will solicit proxies with respect to matters being voted upon at the Annual Meeting. We expect that our proxy solicitor’s fees for soliciting proxies (inclusive of fees relating to contacting our stockholders and all other fees) will range from $10,000 to $15,000. D. F. King’s services will be ministerial in nature and will involve no recommendation or encouragement to vote in a particular manner.
Q.	If I plan to attend the Annual Meeting in person, should I notify anyone?
A.	While you are not required to notify anyone in order to attend the Annual Meeting, if you do plan to attend the meeting, we would appreciate it if you would contact our Investor Relations department at (888) 558-1031 or via email at investor.relations@bluerockre.com.
Q.	Who can help answer my questions?
A.	Please contact our proxy solicitor, D. F. King, at 877-283-0317 if you have any questions about the Annual Meeting or with respect to authorizing a proxy to vote your shares at the Annual Meeting.
Q:	Where can I find more information?
A:	We file annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other information we file with the SEC on the web site maintained by the SEC at http://www.sec.gov. Our SEC filings are also available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 or 1-202-551-7900 for further information regarding the public reference facilities.

CERTAIN INFORMATION ABOUT MANAGEMENT

The Board of Directors

We operate under the direction of our board of directors. The board of directors oversees our operations and makes all major decisions concerning our business.

Board Leadership Structure

The board of directors is composed of R. Ramin Kamfar, our Chief Executive Officer and President, and who controls our manager; Gary T. Kachadurian, the Vice Chairman of our manager and Chairman of our investment committee; and three independent directors: Brian D. Bailey, I. Bobby Majumder and Romano Tio. The board composition and our corporate governance guidelines ensure strong oversight by independent directors. The board of directors’ audit committee, compensation committee and the nominating and corporate governance committee is composed entirely of independent directors, while the board of directors’ investment committee is composed of one executive officer of the company and two independent directors. The board of directors is led by Mr. Kamfar, who has served as Chairman of the Board since our inception in 2008. Mr. Kamfar also served as our Chief Executive Officer and the Chief Executive Officer of our former advisor, Bluerock Multifamily Advisor, LLC, or our former advisor, from our inception in 2008 until February 2013, and currently serves as our Chief Executive Officer. As Chairman of the Board, Mr. Kamfar is responsible for leading board meetings and meetings of stockholders, generally setting the agendas for board meetings (subject to the requests of other directors) and providing information to the other directors in advance of meetings and between meetings. As Chief Executive Officer, Mr. Kamfar manages our business under the direction of the board of directors and implements our policies as determined by the board of directors. Pursuant to our corporate governance guidelines, the board of directors does not require the role of the Chairman of the Board and Chief Executive Officer to be separated. However, our corporate governance guidelines do require the appointment of a lead independent director if the Chairman of the Board is not an independent director.

The Role of the Board of Directors in our Risk Oversight Process

Our executive officers and our manager are responsible for the day-to-day management of risks faced by the company, while the board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. No less than quarterly, our entire board reviews information regarding the company’s liquidity, borrowings, operations, legal and regulatory compliance and actual and expected material developments in our business, as well as the risks associated with each. In addition, each year the board of directors reviews our investment strategies and objectives and their continued viability, and each quarter the directors review variances in major line items between our current results and our budget from the prior quarter, review all significant changes to our projections for future periods and discuss risks related to our property portfolio. The audit committee oversees risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The investment committee oversees risk management with respect to specific real estate investments proposed by our manager and our investment policies and procedures. The compensation committee reviews and approves, on an annual basis, the corporate goals and objectives relevant to our chief executive officer’s compensation, if any, evaluating our chief executive officer’s performance in light of such goals and reviewing and approving the compensation, if any, of all of our other officers, and administering our incentive compensation equity-based plans. The nominating and corporate governance committee is responsible for identifying and recommending to our full board of directors qualified candidates for election as directors and developing and recommending to our board of directors corporate governance guidelines and implementing and monitoring such guidelines. Although the audit committee, investment committee, compensation committee and the nominating and corporate governance committee are responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through reporting by the committees about such risks as well as through regular reports directly from the executive officers responsible for oversight of particular risks within the company.

Director Independence

A majority of the members of our board of directors, and all of the members of the audit committee, are “independent.” Two of our current directors, R. Ramin Kamfar and Gary Kachadurian, are affiliated with us and we do not consider either Mr. Kamfar or Mr. Kachadurian to be an independent director. Our other current directors, Brian D. Bailey, I. Bobby Majumder and Romano Tio, qualify as “independent directors” as defined under the rules of the New York Stock Exchange MKT. Messrs. Majumder and Tio each serve as an independent director of the Board of Directors of Bluerock’s Total Income + Real Estate Fund, an affiliate of Bluerock (“TIPRX”). Serving as a director of, or having an ownership interest in, another program sponsored by Bluerock will not, by itself, preclude independent director status. The board of directors has determined that Messrs. Bailey, Majumder and Tio each satisfy these criteria. None of these directors has ever served as (or is related to) an employee of ours or any of our predecessors or acquired companies or received or earned any compensation from us or any such other entities except for compensation directly related to service as a director of us or TIPRX. Therefore, we believe that all of these directors are independent directors.

Nomination of Directors

Our nominating and corporate governance committee, which consists of all of our independent directors, has adopted a nominating and corporate governance committee charter that details the committee’s principal functions. These functions include identifying and recommending to our full board of directors qualified candidates for election as directors, and recommending nominees for election as directors at the annual meeting of stockholders. Our bylaws provide that nominations of individuals for election to the board of directors at an annual meeting of stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the board of directors or (3) by a stockholder who is a stockholder of record both at time of giving the advance notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting on the election or proposal of other business and who has complied with the advance notice procedures of our bylaws. Nominations of individuals for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is a stockholder of record both at the time of giving the advance notice required by our bylaws and at the time of the special meeting, who is entitled to vote at the meeting on the election and who has complied with the advance notice provisions of our bylaws.

Board Membership Criteria

The full board of directors annually reviews the appropriate experience, skills and characteristics required of directors in the context of the then-current membership of the board with respect to all director nominations. This assessment includes, in the context of the perceived needs of the board at that time, issues of knowledge, experience, judgment and skills, such as an understanding of the real estate and real estate finance industries or accounting or financial management expertise. The board of directors seeks to nominate directors with diverse backgrounds, experiences and skill sets that complement each other so as to maximize the collective knowledge, experience, judgment and skills of the entire board. The board of directors reviewed these criteria in connection with director nominations for the 2015 annual stockholders’ meeting and determined that the composition of the current board of directors satisfies these criteria.

Other considerations in director nominations include the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of time in preparation for those meetings. It also is expected that those nominated to serve as independent directors will be individuals who possess a reputation and hold positions or affiliations befitting a director of a publicly held company and who are actively engaged in their occupations or professions.

A vacancy in our board of directors may be filled only by the vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies or until his or her earlier death, resignation or removal. Any director may resign at any time. Our charter further provides that any or all of our directors may be removed from office for cause, and then only by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of directors. For these purposes, “cause” means, with respect to any particular director, conviction of a felony or final judgment of a court of competent jurisdiction holding that such director caused demonstrable material harm to us through bad faith or active and deliberate dishonesty.

Each director will serve a term beginning on the date of his or her election and ending on the next annual meeting of the stockholders and when his or her successor is duly elected and qualifies. Because holders of common stock have no right to cumulative voting for the election of directors, at each annual meeting of stockholders, the holders of a plurality of the outstanding shares of common stock will be able to elect all of the directors

Board Meetings and Director Attendance

During 2014, the board of directors held four (4) separate meetings, and participated in five (5) joint meetings with the audit committee and one (1) joint meeting with the audit committee and the investment committee. Also during 2014, the audit committee held six (6) separate meetings, the investment committee held two (2) separate meetings, the compensation committee held two (2) separate meetings, and the nominating and corporate governance committee held two (2) separate meetings. Each of our current directors attended all meetings of the board of directors held during the period for which he served as a director and all meetings held by all committees of the board of directors on which he served during the periods in which he served, except that Mr. Kachadurian was unable to attend one meeting of the board of directors. For biographical information regarding our directors, see “Executive Officers and Directors” below.

Director Attendance at Annual Meetings

Although we have no policy with regard to attendance by the members of the board of directors at our annual meetings, we invite and encourage all members of the board of directors to attend our annual meetings to foster communication between stockholders and the board of directors. Two of our five board members serving at the time attended our 2014 annual meeting of stockholders.

Contacting the Board of Directors

Any stockholder who desires to contact members of the board of directors may do so by writing to: Bluerock Residential Growth REIT, Inc. Board of Directors, 712 Fifth Avenue, 9th Floor, New York, New York 10019, Attention: Secretary. Communications received will be distributed by our Secretary to such member or members of the board of directors as deemed appropriate by our Secretary, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal accounting controls and auditing matters are received, they will be forwarded by our Secretary to the audit committee for review.

Committees of the Board of Directors

The board of directors has established four committees: an audit committee, an investment committee, a compensation committee and a nominating and corporate governance committee. Information regarding these committees is set forth below.

The Audit Committee

General

The audit committee’s functions are (i) to evaluate and approve the services and fees of our independent registered public accounting firm; (ii) to periodically review the auditors’ independence; and (iii) to assist the board of directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, management’s system of internal controls and procedures and the audit and financial reporting process. The audit committee also considers and approves the audit and non-audit services and fees provided by the independent auditors. The audit committee fulfills these responsibilities primarily by carrying out the activities enumerated in the audit committee charter. The audit committee updated and revised the audit committee charter, dated as of March 26, 2014. The audit committee charter is available on our web site at www.bluerockresidential.com.

The members of the audit committee are Brian D. Bailey, I. Bobby Majumder and Romano Tio. All of the members of the audit committee are “independent” as defined by the NYSE MKT. Mr. Majumder is the chairman of our audit committee, and is designated as the audit committee financial expert as defined by applicable rules promulgated by the SEC and the NYSE MKT corporate governance listing standards. During 2014, the audit committee held five (5) joint meetings with our board of directors, one (1) joint meeting with our board of directors and the investment committee, and six (6) separate meetings.

Independent Registered Public Accounting Firm

BDO USA, LLP has served as our independent auditors since October 3, 2012. The appointment of BDO USA, LLP as our independent public accountants was unanimously approved by the audit committee of our board of directors.

We expect that representatives of BDO USA, LLP will be present at the annual meeting. These representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The aggregate fees billed to us for professional accounting services by BDO USA, LLP, including the audit of our annual financial statements for the years ended December 31, 2014 and 2013, are set forth in the table below (amounts in thousands):

	2014	2013
Audit fees	$521	$377
Audit-related fees	17	7
Tax fees	68	12
All other fees	—	—
Total	$606	$396

For purposes of the preceding table professional fees are classified as follows:

•	Audit fees — These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by the independent auditors in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements.
•	Audit-related fees — These are fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of the financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews and consultation concerning financial accounting and reporting standards.
•	Tax fees — These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.
•	All other fees — These are fees for any services not included in the above-described categories.

Pre-Approval Policies

In order to ensure that the provision of such services does not impair the auditors’ independence, the audit committee charter requires the audit committee to pre-approve, to the extent required by applicable law, all audit and non-audit engagements and the related fees and terms with the independent auditors. In determining whether or not to pre-approve services, the audit committee considers whether the service is a permissible service under the rules and regulations promulgated by the SEC. In addition, the audit committee, may, in its discretion, delegate one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided any such approval is presented to the full audit committee at its next scheduled meeting.

All services rendered by BDO for the year ended December 31, 2014 were pre-approved in accordance with the policies and procedures described above.

Report of the Audit Committee

The function of the audit committee is oversight of the financial reporting process on behalf of the board of directors. Management has responsibility for the financial reporting process, including the system of internal control over financial reporting, and for the preparation, presentation and integrity of our financial statements. In addition, the independent auditors devote more time and have access to more information than does the audit committee. Membership on the audit committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. Accordingly, in fulfilling their responsibilities, it is recognized that members of the audit committee are not, and do not represent themselves to be, performing the functions of auditors or accountants.

In this context, the audit committee reviewed and discussed the 2014 audited financial statements with management, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee discussed with BDO, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, the matters required to be discussed under Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee received from BDO the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO’s communications with the audit committee concerning independence, and discussed with BDO their independence from us. In addition, the audit committee considered whether BDO’s provision of non-audit services is compatible with BDO’s independence.

Based on these reviews and discussions, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC.

April 7, 2015	The Audit Committee of the Board of Directors: I. Bobby Majumder (Chairman), Brian D. Bailey and Romano Tio

The Investment Committee

General

Our board of directors has delegated to the investment committee (1) certain responsibilities with respect to investments in specific real estate investments proposed by our manager and (2) the authority to review our investment policies and procedures on an ongoing basis and recommend any changes to our board of directors. Our board of directors has delegated to our manager the authority to approve all real property acquisitions, developments and dispositions, including real property portfolio acquisitions, developments and dispositions, as well as all other investments in real estate consistent with our investment guidelines, for investments less than 5% of our total assets, including any financing of such investment. Our manager will recommend suitable investments for consideration by the investment committee for investments that exceed this threshold up to 10% of our total assets, and for investments equal to or in excess of this amount, to our full board of directors. If the members of the investment committee approve a given investment, then our manager will be directed to make such investment on our behalf, if such investment can be completed on terms approved by the committee. The members of our investment committee will be Gary T. Kachadurian, Brian D. Bailey and Romano Tio. The background and experience of Messrs. Kachadurian, Bailey and Tio are described below in “Executive Officers and Directors.”

Compensation Committee

General

Our board of directors has established a compensation committee, which consists of Romano Tio (chairman), I. Bobby Majumder and Brian D. Bailey, all of our independent directors, and has adopted a compensation committee charter that details the principal functions of the compensation committee. These functions include:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, if any, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration, if any, of our chief executive officer based on such evaluation;
•	reviewing and approving the compensation, if any, of all of our other officers;
•	reviewing our executive compensation policies and plans;
•	overseeing plans and programs related to the compensation of our manager, including fees payable to our manager pursuant to the management agreement with our manager;
•	implementing and administering our incentive compensation equity-based remuneration plans, if any;
•	assisting management in complying with our proxy statement and annual report disclosure requirements;
•	producing a report on executive compensation to be included in our annual proxy statement; and
•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The compensation committee may form and delegate authority to subcommittees in its discretion, provided that such subcommittees must be composed entirely of independent directors, and each such subcommittee must have its own charter setting forth its purpose and responsibilities. During 2014, the compensation committee held two (2) meetings. The compensation committee charter is available on our web site at www.bluerockresidential.com.

Nominating and Corporate Governance Committee

General

Our board of directors has established a nominating and corporate governance committee, which consists of Brian D. Bailey (chairman), Romano Tio and I. Bobby Majumder, all of our independent directors, and has adopted a nominating and corporate governance committee charter that details the principal functions of the nominating and corporate governance committee. These functions include:

•	identifying and recommending to our full board of directors qualified candidates for election as directors and recommending nominees for election as directors at the annual meeting of stockholders;
•	developing and recommending to our board of directors corporate governance guidelines and implementing and monitoring such guidelines;
•	reviewing and making recommendations on matters involving the general operation of our board of directors, including board size and composition, and committee composition and structure;
•	recommending to our board of directors nominees for each committee of our board of directors;
•	annually facilitating the assessment of our board of directors’ performance as a whole and of the individual directors, as required by applicable law, regulations and the NYSE MKT corporate governance listing standards; and
•	overseeing our board of directors’ evaluation of management.

The nominating and corporate governance committee may form and delegate authority to subcommittees in its discretion, provided that such subcommittees must be composed entirely of independent directors, and each such subcommittee must have its own charter setting forth its purpose and responsibilities. During 2014, the nominating and corporate governance committee held two (2) meetings. The nominating and corporate governance committee charter is available on our web site at www.bluerockresidential.com.

Executive Officers and Directors

We have provided below certain information about our executive officers and directors. All of our directors have terms expiring on the date of the 2015 annual meeting, and are being nominated for re-election to serve until the 2016 annual meeting and until his successor is elected and qualified.

Name	Position(s)	Age*	Year First Became a Director
R. Ramin Kamfar	Chairman of the Board, Chief Executive Officer and President	51	2008
Michael L. Konig	Chief Operating Officer, Secretary and General Counsel	54	N/A
Christopher J. Vohs	Chief Accounting Officer and Treasurer	38	N/A
Gary T. Kachadurian	Director	64	2014
Brian D. Bailey	Independent Director	48	2009
I. Bobby Majumder	Independent Director	46	2009
Romano Tio	Independent Director	55	2009

*	As of March 15, 2015.

R. Ramin Kamfar, Chairman of the Board, Chief Executive Officer and President.  Mr. Kamfar serves as our Chairman of the Board and as our Chief Executive Officer and President. Mr. Kamfar has served as our Chairman of the Board since August 2008, and also served as our Chief Executive Officer and the Chief Executive Officer of our Former Advisor from August 2008 to February 2013. He has also served as the Chairman of the Board and Chief Executive Officer of Bluerock since its inception in October 2002, where he has overseen the acquisition and development of approximately 9,700 apartment units, and over 2.5 million square feet of office space. In addition, Mr. Kamfar has served as Chairman of the Board of Trustees and as a Trustee of Total Income (plus) Real Estate Fund, a closed-end interval fund organized by Bluerock, since 2012. Mr. Kamfar has 25 years of experience in various aspects of real estate, mergers and acquisitions, private equity investing, investment banking, and public and private financings. From 1988 to 1993, Mr. Kamfar worked as an investment banker at Lehman Brothers Inc., New York, New York, where he specialized in mergers and acquisitions and corporate finance. In 1993 Mr. Kamfar left Lehman to focus on private equity transactions. From 1993 to 2002, Mr. Kamfar executed a growth/consolidation strategy to build a startup into a leading public company in the ‘fast casual’ market now known as Einstein Noah Restaurant Group, Inc. (NASDAQ: BAGL) with approximately 800 locations and $400 million in gross revenues. From 1999 to 2002, Mr. Kamfar also served as an active investor, advisor and member of the Board of Directors of Vsource, Inc., a technology company subsequently sold to Symphony House (KL: SYMPHNY), a leading business process outsourcing company focused on the Fortune 500 and Global 500. Mr. Kamfar received an M.B.A. degree with distinction in Finance in 1988 from The Wharton School of the University of Pennsylvania, located in Philadelphia, Pennsylvania, and a B.S. degree with distinction in Finance in 1985 from the University of Maryland located in College Park, Maryland.

Michael L. Konig, Chief Operating Officer, Secretary and General Counsel.  Mr. Konig serves as Chief Operating Officer, Secretary and General Counsel of our company and our manager. Mr. Konig has also served as Senior Vice President and General Counsel for Bluerock and its affiliates since December 2004. In addition, Mr. Konig has served as Secretary of Total Income (plus) Real Estate Fund, a closed-end interval fund organized by Bluerock, since 2012. Mr. Konig has over 25 years of experience in law and business. Mr. Konig was an attorney at the firms of Ravin Sarasohn Cook Baumgarten Fisch & Baime from September 1987 to September 1989, and Greenbaum Rowe Smith & Davis from September 1989 to March 1997, representing borrowers and lenders in numerous financing transactions, primarily involving real estate, distressed real estate and Chapter 11 reorganizations, as well as a broad variety of litigation and corporate law matters. From 1998 to 2002, Mr. Konig served as legal counsel, including as General Counsel, at New World Restaurant Group, Inc. (now known as Einstein Noah Restaurant Group, Inc. (NASDAQ: BAGL)). From 2002

to December 2004, Mr. Konig served as Senior Vice President of Roma Food Enterprises, Inc. where he led operations and the restructuring and sale of the privately held company with approximately $300 million in annual revenues. Mr. Konig received a J.D. degree cum laude in 1987 from California Western School of Law, located in San Diego, California, an M.B.A. degree in Finance in 1988 from San Diego State University and a Bachelor of Commerce degree in 1982 from the University of Calgary.

Christopher J. Vohs, Chief Accounting Officer and Treasurer.  Mr. Vohs serves as Chief Accounting Officer and Treasurer of our company, and has served as Chief Accounting Officer for Bluerock Real Estate, L.L.C., for our former advisor, Bluerock Multifamily Advisor, LLC, and for our manager, all of which are affiliates of our company, since joining Bluerock in July 2010. In his role as Chief Accounting Officer for Bluerock Real Estate, L.L.C. our former advisor and our manager, Mr. Vohs has been responsible for the oversight of all financial recordkeeping and reporting aspects of those companies. Previously, Mr. Vohs served as Corporate Controller for Roberts Realty Investors, Inc., a public multifamily REIT based in Atlanta, Georgia, from March 2009 to July 2010, where he was responsible for the accounting and financial reporting for the REIT. From October 2004 to March 2009, Mr. Vohs worked at Pulte Homes, a nationwide builder of single family homes, in various financial roles, including as Internal Audit Manager & Asset Manager and later as Vice President of Finance for Pulte’s Orlando and Southeast Florida operations. As Vice President of Finance, Mr. Vohs was responsible for all finance, accounting, and administrative operations of the division. From January 1999 to October 2004, Mr. Vohs worked as an Audit Manager for Deloitte & Touche, an international professional services firm, where he earned his CPA certification and focused on mid-size to large private and public companies in the manufacturing, finance, and communications industries. Mr. Vohs received his B.A. degree in Accounting from Michigan State University in 1998.

Gary T. Kachadurian, Director.  Mr. Kachadurian has served as a member of our board of directors since April 2014. Mr. Kachadurian also serves as Vice Chairman of our manager. Mr. Kachadurian has over 30 years of real estate experience primarily investing in and developing apartment properties on behalf of institutional investors. From 2007 through its sale in January 2015, Mr. Kachadurian served as Chairman of Apartment Realty Advisors, the nation’s largest privately owned multihousing investment advisory company. From 1990 to 2005, Mr. Kachadurian served in various senior roles at Deutsche Bank Real Estate/RREEF, a leading pension fund advisor, including as a member of RREEF’s Investment Committee for 14 years, as a senior member of the Policy Committee of RREEF, as Senior Managing Director for Global Business Development responsible for raising institutional real estate funds in Japan, Germany, and other countries, and as head of RREEF’s National Acquisitions Group and Value-Added and Development lines of business where he had oversight in the acquisition and management of RREEF’s 24,000 unit apartment investment portfolio. Prior to Deutsche Bank/RREEF, Mr. Kachadurian served as the Midwest Regional Operating Partner for Lincoln Property Company, developing and managing apartment communities in Illinois, Indiana, Wisconsin, Kansas and Pennsylvania. Mr. Kachadurian also serves as President of The Kachadurian Group LLC, (f/k/a The Kach Group) which provides consulting on apartment acquisition and development transactions, including to Waypoint Residential. Mr. Kachadurian is a founding Board Member of the Chicago Apartment Association, and a former Chairman of the National Multi Housing Council. Mr. Kachadurian is former Chairman of the Village Foundation of Children’s Memorial Hospital, and is a Director of Pangea Real Estate and KBS Legacy Partners Apartment REIT. Mr. Kachadurian received his B.S. in Accounting from the University of Illinois in 1974.

Brian D. Bailey, Independent Director.  Mr. Bailey has served as one of our independent directors since January 2009. Mr. Bailey has more than 20 years of experience in sourcing, evaluating, structuring and managing investments, including real estate and real estate-related debt financing. Mr. Bailey founded and currently serves as Managing Member of Carmichael Partners, LLC, a private equity investment firm based in Charlotte, North Carolina. He also currently serves as a director of the Telecommunications Development Fund, a private equity investment fund headquartered in Washington, DC, and as a trustee at the North Carolina School of Science and Mathematics. Prior to founding Carmichael Partners, Mr. Bailey served as Managing Partner (2000–2008) and Senior Advisor (2008–2009) of Carousel Capital, LLC, a private equity investment firm in Charlotte, North Carolina. From 1999 to 2000, Mr. Bailey was a team member of Forstmann Little & Co., a private equity investment firm in New York, New York. From 1996 to 1999, Mr. Bailey was a Principal at the Carlyle Group, a private equity investment firm in Washington, DC. Earlier in his career, Mr. Bailey worked in the leveraged buyout group at CS First Boston in New York, New York and in the mergers and acquisitions group at Bowles Hollowell Conner & Company in Charlotte, North Carolina. Mr. Bailey has also worked in the public sector, as Assistant to the Deputy Chief of Staff and Special Assistant to the President at the White House from 1994 to 1996 and as Director of Strategic Planning and Policy at the U.S. Small Business Administration in 1994. Mr. Bailey received a B.A. degree in Mathematics and Economics in 1988 from the University of North Carolina at Chapel Hill and an M.B.A. degree in 1992 from the Stanford Graduate School of Business, located in Stanford, California.

I. Bobby Majumder, Independent Director.  Mr. Majumder has served as one of our independent directors since January 2009. Mr. Majumder is a partner at the law firm of Perkins Coie, where he specializes in corporate and securities transactions with an emphasis on the representation of underwriters, placement agents and issuers in both public and private offerings, private investment in public equity (PIPE) transactions and venture capital and private equity funds. Prior to Perkins Coie, Mr. Majumder was a partner in the law firm of K&L Gates LLP from May 2005 to March 2013. From January 2000 to April 2005, Mr. Majumder was a partner at the firm of Gardere Wynne Sewell LLP. Through his law practice, Mr. Majumder has gained significant experience relating to the acquisition of a number of types of real property assets including raw land, improved real estate and oil and gas interests. Mr. Majumder also has served as an independent Trustee on the Board of Trustees of Total Income (plus) Real Estate Fund, a closed-end interval fund organized by Bluerock, since July 2012. He is an active member of the Park Cities Rotary Club, a charter member of the Dallas Chapter of The Indus Entrepreneurs and an Associates Board member of the Cox School of Business at Southern Methodist University. Mr. Majumder received a J.D. degree in 1993 from Washington and Lee University School of Law, located in Lexington, Virginia, and a B.A. degree in 1990 from Trinity University, located in San Antonio, Texas.

Romano Tio, Independent Director.  Mr. Tio has served as one of our independent directors since January 2009. Mr. Tio serves as Managing Director at RM Capital Management LLC, a boutique real estate investment and advisory firm. From January 2008 to May 2009, Mr. Tio served as a Managing Director and co-head of the commercial real estate efforts of HCP Real Estate Investors, LLC, an affiliate of Harbinger Capital Partners Funds, a $10+ billion private investment firm specializing in event/distressed strategies. From August 2003 until December 2007, Mr. Tio was a Managing Director at Carlton Group Ltd., a boutique real estate investment banking firm where he was involved in over $2.5 billion worth of commercial real estate transactions. Earlier in his career, Mr. Tio was involved in real estate sales and brokerage for 25 years. Mr. Tio also has served as an independent Trustee of the Board of Trustees of Total Income (plus) Real Estate Fund, a closed-end interval fund organized by Bluerock, since July 2012. Mr. Tio received a B.S. degree in Biochemistry in 1982 from Hofstra University located in Hempstead, New York.

Compensation of Directors and Officers

Former Incentive Plan

We previously adopted the Bluerock Multifamily Growth REIT, Inc. Long Term Incentive Plan, or the former Incentive Plan, to provide an incentive to our employees, officers, directors, and consultants and employees and officers of our former advisor, by offering such persons an opportunity to participate in our growth through ownership of our common stock or through other equity-related awards. Under the former Incentive Plan, we had reserved and authorized an aggregate number of 2,000,000 shares of our common stock for issuance.

As of the date of the termination of our former Incentive Plan on January 23, 2014, no awards had been granted to our executive officers thereunder. Each of our current independent directors previously received 5,000 shares of restricted stock in connection with the commencement of our prior public offering, and 2,500 shares of restricted stock upon their annual re-election to the board of directors, under our former Incentive Plan. Pursuant to the terms of our former Incentive Plan, the restricted stock vested 20% at the time of the grant, and vested or will vest 20% on each anniversary thereafter over four years from the date of the grant. Notwithstanding the foregoing, the restricted stock will become fully vested on the earlier occurrence of (1) the termination of the grantee’s service as a director due to his or her death, disability or termination without cause or (2) the occurrence of a change in our control. All restricted stock previously granted under our former Incentive Plan, whether vested or unvested, may receive distributions. No additional grants of common stock or other equity-related awards will be made under our former Incentive Plan.

2014 Incentive Plans

On December 16, 2013, our board of directors adopted, and on January 23, 2014 our stockholders approved, the 2014 Equity Incentive Plan for Individuals, or the 2014 Individuals Plan, and the 2014 Equity Incentive Plan for Entities, or the 2014 Entities Plan, to attract and retain independent directors, executive officers and other key employees, including officers and employees of our manager and operating partnership and their affiliates and other service providers, including our manager and its affiliates. We refer to both the 2014 Individuals Plan and the 2014 Entities Plan as the 2014 Incentive Plans. Currently, the 2014 Incentive Plans provide for the grant of options to purchase shares of our common stock, stock awards, stock appreciation rights, performance units, incentive awards and other equity-based awards. The aggregate number of shares of our Class A common stock that may be issued under the 2014 Incentive Plans is equal to 275,862 shares. Upon the approval by our stockholders of the 2014 Individuals Plan and the 2014 Entities Plan, our former Incentive Plan was terminated.

Equity Compensation Plan Information.  The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under our 2014 Incentive Plans, as of March 31, 2015:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	—	81,300
Equity compensation plans not approved by security holders	—	—	—
Total:	—	—	81,300

Director Compensation

If a director is also one of our executive officers, we do not pay any compensation to that person for services rendered as a director. We pay each of our independent directors an annual retainer of $25,000. In addition, we will pay our independent directors $2,500 in cash per board meeting attended, $2,000 in cash for each committee meeting attended, and $1,000 in cash for each teleconference meeting of the board or any committee. All directors will receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors.

We have provided below certain information regarding compensation earned by and paid to our directors during fiscal year 2014 (amounts in thousands).

Name	Fees Paid in Cash in 2014(1)	Restricted Stock Awards(2)	Total
Brian D. Bailey(3)	$53	$20	$73
I. Bobby Majumder(4)	53	20	73
Romano Tio(5)	53	20	73
Gary T. Kachadurian	—	—	—
R. Ramin Kamfar	—	—	—

(1)	Includes the $25,000 annual retainer paid in 2014, which retainer also compensated for services to be rendered in 2015 in the amount of $8,333.
(2)	Value of vested portion of March 15, 2010, August 8, 2011, August 8, 2012 and August 5, 2013 restricted stock grants as of February 20, 2015.
(3)	Includes twenty-eight $1,000 payments related to joint board of directors/audit committee/investment committee teleconference and in-person meetings, respectively. Excludes a $1,000 payment for one meeting held in 2014, but paid in 2015.
(4)	Includes twenty-five $1,000 payments and one $2,500 payment related to joint board of directors/audit committee/investment committee teleconference and in-person meetings, respectively. Excludes a $1,000 payment for one meeting held in 2014, but paid in 2015.

(5)	Includes twenty-three $1,000 payments and two $2,500 payments related to joint board of directors/audit committee/investment committee teleconference and in-person meetings, respectively. Excludes three $1,000 payments for three meetings held in 2014, but paid in 2015.

Executive Officer Compensation

We do not currently have any employees and our executive officers are employed by our manager. We will not reimburse our manager for compensation paid to our executive officers. Officers will be eligible for awards under our 2014 Individuals Plan. However, we currently do not intend to grant any such awards, and no awards have been granted to our executive officers under our 2014 Individuals Plan.

Stock Ownership

The table below sets forth, as of April 6, 2015, certain information regarding the beneficial ownership of our shares of Class A and Class B common stock and shares of Class A common stock issuable upon redemption of OP Units for (1) each person who is the beneficial owner of 5% or more of our outstanding shares of common stock, (2) each of our directors and named executive officers, and (3) all of our directors and executive officers as a group. Each person named in the table has sole voting and investment power with respect to all of the shares of common stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. The extent to which a person will hold shares of Class A or Class B common stock as opposed to OP Units or LTIP Units is set forth in the table below.

The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account or similar arrangement or (4) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, our shares of common stock subject to options, vesting or other rights (as set forth above) held by that person that are exercisable or will become exercisable or vest within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person.

Name of Beneficial Owner(1)	Title of Class of Securities Owned	Amount and Nature of Beneficial Ownership	Percent of Class
5% Stockholders:
Bluerock Special Opportunity + Income Fund II	Class A Common Stock	793,434	6.35%
Named Executive Officers and Directors:
R. Ramin Kamfar	Class A Common Stock	75,898	0.61%
	Class B Common Stock	6,765	0.96%
	OP Units	165,654	58.58%
	LTIP Units	216,766	64.42%
Gary T. Kachadurian, Director	—	—	—
Michael L. Konig	—	—	—
Christopher J. Vohs	—	—	—
Brian D. Bailey, Independent Director	Class A Common Stock	7,591	0.06%
	Class B Common Stock	5,183	0.73%

Name of Beneficial Owner(1)	Title of Class of Securities Owned	Amount and Nature of Beneficial Ownership	Percent of Class
I. Bobby Majumder, Independent Director	Class A Common Stock	7,241	0.06%
	Class B Common Stock	4,483	0.63%
Romano Tio, Independent Director	Class A Common Stock	7,248	0.06%
	Class B Common Stock	4,496	0.64%
All Named Executive Officers and Directors as a Group(2)		441,471	3.19%

(1)	The address of each beneficial owner listed is 712 Fifth Avenue, 9th Floor, New York, New York 10019.
(2)	Totals do not include (a) shares of Class A common stock owned by Bluerock Special Opportunity + Income Fund II, LLC, or Fund II, or (b) 119,708 unvested LTIP Units, which will vest in two equal installments on April 30, 2016 and April 30, 2017, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, or the Exchange Act, requires our directors and executive officers, and any persons beneficially owning more than 10% of our outstanding shares of common stock, to file with the SEC reports with respect to their initial ownership of our common stock and reports of changes in their ownership of our common stock. As a matter of practice, our administrative staff and outside counsel assists our directors and executive officers in preparing these reports, and typically file those reports on behalf of our directors and executive officers. Based solely on a review of the copies of such forms filed with the SEC during fiscal year 2014 and on written representations from our directors and executive officers, we believe that during fiscal year 2014 all of our directors and executive officers filed the required reports on a timely basis under Section 16(a). In 2014, no person held more than 10% of our outstanding shares of common stock.

Related Party Transactions and Policies

As described further below, we have entered into agreements with certain affiliates pursuant to which they will provide services to us. Our independent directors have reviewed the material transactions between our affiliates and us since the beginning of 2011. Set forth below is a description of such transactions since 2012 and the independent directors’ determination of their fairness.

Benefits of the IPO

We completed our initial public offering, or the IPO, on April 2, 2014, pursuant to which we issued an aggregate of 4,495,744 shares of our Class A common stock, including 3,448,276 shares of Class A common stock issued to the public and 1,047,468 shares of Class A common stock issued in connection with our contribution transactions, and received approximately $44.0 million in net proceeds from the sale of shares of our Class A common stock to the public. In connection with the IPO, Mr. Kamfar, our Chairman, Chief Executive Officer and President, and certain of our other directors and executive officers and senior executives of our manager received material benefits as described below. Mr. Kamfar and a family owned limited liability company own all of the equity interest in Bluerock, and are direct or indirect majority owners of all of Bluerock’s affiliated companies, including our manager, which is also owned by Messrs. Kachadurian, Babb, Ruddy, Konig and MacDonald. All amounts with respect to the IPO are based on the IPO price per share of $14.50.

IPO and Contribution Transactions Involving Related Parties

In connection with our IPO and our related contribution transactions, Mr. Kamfar, our Chairman, Chief Executive Officer and President, and certain of our other directors and executive officers and senior executives of our manager received material benefits as described below. Mr. Kamfar and a family owned limited liability company own all of the equity interest in Bluerock, and are direct or indirect majority owners of all of Bluerock’s affiliated companies, including our manager, which is also owned by Messrs. Kachadurian, Babb, Ruddy, Konig and MacDonald.

•	Fund II and Bluerock Special Opportunity + Income Fund III, LLC, or Fund III, which are managed by affiliates of Bluerock, received an aggregate of 1,047,468 shares of Class A common stock in connection with our contribution transactions, with an aggregate value of $15.2 million. Additionally, Messrs. Kamfar, Babb, Ruddy and MacDonald are members of BR-NPT Springing Entity, LLC, an affiliate of Bluerock, or NPT, and own, in the aggregate, approximately 66.5% of the outstanding equity interest in NPT, which received 282,759 OP Units in connection with the contribution of North Park Towers, with an aggregate value of approximately $4.1 million. Bluerock Special Opportunity + Income Fund, LLC, or Fund I, which is managed by Bluerock, received approximately $4.1 million in cash in connection with our contribution transactions.

In our contribution transactions, we acquired:

•	An aggregate 60% indirect equity interest in Grove at Waterford Apartments, located in Hendersonville, Tennessee, for an aggregate purchase price of $5.82 million based on an independent, MAI appraisal of the Grove property, comprised of a 6% indirect interest in the Grove property from Fund I in exchange for approximately $0.6 million in cash, and a 54% indirect interest in the Grove property from Fund II in exchange for 361,241 shares of Class A common stock with an approximate value of $5.2 million, or the Grove Transaction. Each of Fund I and Fund II is an affiliate of Bluerock. Fund II has a substantive, pre-existing relationship with us and is an “accredited investor” as defined under Regulation D of the Securities Act. The issuance of shares of Class A common stock to Fund II was effected in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act and Regulation D thereunder.
•	An aggregate 67.2% indirect equity interest in Villas at Oak Crest Apartments, located in Chattanooga, Tennessee, from Fund II, in exchange for approximately $2.9 million in shares of Class A common stock based on an independent, MAI appraisal of the Villas property, or the Villas at Oak Crest Transaction. Fund II is an affiliate of Bluerock. Fund II has a substantive, pre-existing relationship with us and is an “accredited investor” as defined under Regulation D of the Securities Act. The issuance of shares of Class A common stock to Fund II was effected in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act and Regulation D thereunder.
•	An aggregate 48.6% indirect equity interest in Village Green Apartments, located in Ann Arbor, Michigan, for an aggregate purchase price of $7.0 million based on an independent, MAI appraisal of the Village Green property, comprised of a 29.3% indirect interest in the Village Green property from Fund II in exchange for 293,042 shares of Class A common stock with an approximate value of $4.2 million, and a 19.4% indirect interest in the Grove property from Fund III in exchange for 193,042 shares of Class A common stock with an approximate value of $2.8 million, or the Village Green Transaction. Each of Fund II and Fund III is an affiliate of Bluerock. Fund II has a substantive, pre-existing relationship with us and is an “accredited investor” as defined under Regulation D of the Securities Act. The issuance of shares of Class A common stock to Fund II was effected in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act and Regulation D thereunder. Fund III has a substantive, pre-existing relationship with us and is an “accredited investor” as defined under Regulation D of the Securities Act. The issuance of shares of Class A common stock to Fund III was effected in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act and Regulation D thereunder.
•	An additional 36.8% indirect equity interest in Springhouse at Newport News, one of our current investments, located in Newport News, Virginia, from Fund I, in exchange for approximately $3.5 million in cash, based on an independent, MAI appraisal of the Springhouse property or the Springhouse Transaction. Fund I is an affiliate of Bluerock.
•	North Park Towers, located in Southfield, Michigan, from NPT, in exchange for approximately $4.1 million in OP Units, based on an independent, MAI appraisal of the North Park Towers property, or the North Park Towers Transaction. NPT is an affiliate of Bluerock. NPT has a substantive, pre-existing relationship with us and is an “accredited investor” as defined under Regulation D of the Securities Act. The issuance of OP Units to NPT was effected in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act and Regulation D thereunder.
•	As a result of the Grove Transaction, our former advisor, an affiliate of Bluerock, received approximately $0.4 million in acquisition fees under the initial advisory agreement. In lieu of cash, our former advisor elected to receive those fees in the form of 30,828 LTIP Units. Our former advisor has a substantive, pre-existing relationship with our company and is an “accredited investor” as defined under Regulation D of the Securities Act. The issuance of such LTIP Units to our former advisor was effected in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act and Regulation D thereunder.
•	As a result of the Villas at Oak Crest Transaction, our former advisor received approximately $0.3 million in acquisition fees under the initial advisory agreement. In lieu of cash, our former advisor elected to receive those fees in the form of 19,343 LTIP Units. Our former advisor has a substantive, pre-existing relationship with our company and is an “accredited investor” as defined under Regulation D of the Securities Act. The issuance of such LTIP Units to our former advisor was effected in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act and Regulation D thereunder.
•	As a result of the Village Green Transaction, our former advisor received approximately $0.7 million in acquisition fees under the initial advisory agreement. In lieu of cash, our former advisor elected to receive those fees in the form of 48,357 LTIP Units. Our former advisor has a substantive, pre-existing relationship with our company and is an “accredited investor” as defined under Regulation D of the Securities Act. The issuance of such LTIP Units to our former advisor was effected in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act and Regulation D thereunder.
•	As a result of the Springhouse Transaction, our former advisor received approximately $0.3 million in acquisition fees under the initial advisory agreement. In lieu of cash, our former advisor elected to receive those fees in the form of 20,593 LTIP Units. Our former advisor has a substantive, pre-existing relationship with our company and is an “accredited investor” as defined under Regulation D of the Securities Act. The issuance of such LTIP Units to our former advisor was effected in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act and Regulation D thereunder.
•	As a result of the North Park Towers Transaction, our former advisor received approximately $0.4 million in acquisition fees under the initial advisory agreement. In lieu of cash, our former advisor elected to receive those fees in the form of 26,897 LTIP Units. Our former advisor has a substantive, pre-existing relationship with our company and is an “accredited investor” as defined under Regulation D of the Securities Act. The issuance of such LTIP Units to our former advisor was effected in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act and Regulation D thereunder.

•	As a result of the Grove Transaction, Bluerock received approximately $0.1 million in disposition fees under the management agreement for Fund I, and the manager of Fund II, BR SOIF II Manager, LLC, or Fund II Manager, an affiliate of Bluerock, received approximately $0.3 million in disposition fees under the management agreement for Fund II. Bluerock elected to receive its $0.1 million in disposition fees in cash, which amount was deducted from the amount payable in cash to Fund I in connection with the Grove Transaction. In lieu of cash, Fund II Manager elected to receive its $0.3 million in disposition fees in the form of 22,196 shares of Class A common stock, which shares would have otherwise been issued to Fund II in connection with the Grove Transaction. Fund II Manager has a substantive, pre-existing relationship with our company and is an “accredited investor” as defined under Regulation D of the Securities Act. The issuance of such shares of Class A common stock to Fund II Manager was effected in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act and Regulation D thereunder.
•	As a result of the Villas at Oak Crest Transaction, Fund II Manager received approximately $0.2 million in disposition fees under the management agreement for Fund II. In lieu of cash, Fund II Manager elected to receive its $0.2 million in disposition fees in the form of 15,474 shares of Class A common stock, which shares would have otherwise been issued to Fund II in connection with the Villas at Oak Crest Transaction. Fund II Manager has a substantive, pre-existing relationship with our company and is an “accredited investor” as defined under Regulation D of the Securities Act. The issuance of such shares of Class A common stock to Fund II Manager was effected in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act and Regulation D thereunder.
•	As a result of the Village Green Transaction, Fund II Manager received approximately $0.3 million in disposition fees under the management agreement for Fund II, and the manager of Fund III, BR SOIF III Manager, LLC, or Fund III Manager, an affiliate of Bluerock, received approximately $0.2 million in disposition fees under the management agreement for Fund III. In lieu of cash, Fund II Manager elected to receive its $0.3 million in disposition fees in the form of 23,322 shares of Class A common stock, which shares would have otherwise been issued to Fund II in connection with the Village Green Transaction, and Fund III Manager elected to receive its $0.2 million in disposition fees in the form of 11,523 shares of Class A common stock, which shares would have otherwise been issued to Fund III in connection with the Village Green Transaction. Fund II Manager has a substantive, pre-existing relationship with our company and is an “accredited investor” as defined under Regulation D of the Securities Act. The issuance of such shares of Class A common stock to Fund II Manager were effected in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act and Regulation D thereunder. Fund III Manager has a substantive, preexisting relationship with our company and is an “accredited investor” as defined under Regulation D of the Securities Act. The issuance of such shares of Class A common stock to Fund III Manager were effected in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act and Regulation D thereunder.
•	As a result of the Springhouse Transaction, Bluerock received approximately $0.3 million in disposition fees under the management agreement for Fund I, which amount was paid in cash and deducted from the amount payable in cash to Fund I in connection with the Springhouse Transaction.
•	As a result of the North Park Towers Transaction, Bluerock Property Management, LLC, the property manager of the North Park Towers property, or NPT Manager, an affiliate of Bluerock, received approximately $0.5 million in disposition fees under the property management agreement for the North Park Towers property. In lieu of cash, NPT Manager elected to receive its $0.5 million in disposition fees in the form of 32,276 shares of OP Units, which OP Units would have otherwise been issued to NPT in connection with the North Park Towers Transaction. NPT Manager has a substantive, pre-existing relationship with our company and is an “accredited investor” as defined under Regulation D of the Securities Act. The issuance of such OP Units to NPT Manager was effected in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act and Regulation D thereunder.

•	In connection with the completion of the IPO, we entered into a registration rights agreement dated April 2, 2014 with Fund II and Fund III and their respective managers, pursuant to which, subject to certain limitations set forth therein, (1) commencing six months after the date of the IPO and upon the one-time demand of such entities, we are obligated to file a registration statement for the resale of up to 50%, but not less than 20%, of the shares of Class A common stock held by Fund II, Fund III and their managers as a result of the contribution transactions, and (2) commencing not later than nine months after the date of the IPO, we will be obligated to file a registration statement for the resale of any remaining shares held by Fund II, Fund III and their managers. Additionally, beginning six months after the date of the IPO and only in the event that a registration statement with respect to such securities is not on file and effective, Fund II, Fund III and their managers will also have piggyback registration rights to participate as selling stockholders in any follow-on public offering of at least $30.0 million, subject to customary underwriter cutbacks and conditions. We have agreed to pay all of the expenses relating to such securities registrations.
•	In connection with the completion of the IPO, we entered into a registration rights agreement dated April 2, 2014 with NPT and NPT Manager, pursuant to which, subject to certain limitations set forth therein, commencing not later than one year after the date of the IPO, we are obligated to file a registration statement for the resale of our Class A common stock into which the OP Units held by NPT and NPT Manager as a result of our contribution transactions are redeemable. Additionally, NPT and NPT Manager will also have piggyback registration rights to participate as a selling stockholder in any follow-on public offering of at least $30.0 million, subject to customary underwriter cutbacks and conditions, if we fail to file or maintain the effectiveness of the registration statement. We have agreed to pay all of the expenses relating to such securities registrations.
•	Pursuant to the terms of our operating partnership’s Limited Partnership Agreement, we have agreed to file, one year after the closing of the IPO, one or more registration statements registering the issuance or resale of the shares of Class A common stock issuable upon redemption of the OP Units issued upon conversion of LTIP Units, which include those issued to our manager and our former advisor. We agree to pay all of the expenses relating to such registration statements.
•	We entered into a tax protection agreement with NPT dated April 3, 2014, pursuant to which we agree to indemnify NPT against adverse tax consequences to certain members of NPT until the sixth anniversary of the closing of North Park Towers in connection with our failure to provide NPT the opportunity to guarantee a portion of the outstanding indebtedness of our operating partnership during such period, or following such period, our failure to use commercially reasonable efforts to provide such opportunity; provided, that subject to certain exceptions and limitations, such indemnification rights will terminate for NPT if it sells, exchanges or otherwise disposes of more than 50% of its OP Units (other than to the then-current owners of NPT).
•	Fund I and Fund II were guarantors of approximately $20.1 million of indebtedness related to the Grove at Waterford Apartments, and Fund II and Fund III were guarantors of approximately $43.2 million of indebtedness related to Village Green Apartments. The guarantees are standard scope nonrecourse carveout guarantees required by agency lenders and generally call for protection against losses by the lender for so-called “bad acts,” such as misrepresentations, and may include full recourse liability for more significant events such as bankruptcy. In connection with this assumption, Fund I, Fund II and Fund III were released from obligations under such guarantees (and related environmental indemnity agreements) based on future events, and we and our operating partnership assumed liability as replacement guarantors for such future guarantees and environmental obligations.
•	On April 2, 2014, we repaid approximately $7.6 million in indebtedness to Fund II and Fund III, as co-lenders under our $13.5 million working capital line of credit, or the Fund LOC, with the net proceeds of the IPO.
•	On April 2, 2014, concurrently with the completion of the IPO, we granted an aggregate of 179,562 LTIP Units to our manager under the 2014 Entities Plan.

Management Agreement

At the closing of the IPO, we entered into the Management Agreement with our manager.

The amount payable to the manager for the nine months ended December 31, 2014, and the amounts that would have been payable to the manager if the Management Agreement had been in place for the three months ended March 31, 2014 and for the year ended December 31, 2013, are as reflected in the following table (amounts in thousands):

	Approximate Dollar Value of Mr. Kamfar’s Interest In Company Incurred Amounts(1)		Nine Months Ended December 31, 2014		Three Months Ended March 31, 2014		Year Ended December 31, 2013
Incentive Fee	$146		$146		$—		$—
Base Management Fee	$741		$741		$11		$41
Expense Reimbursement	$—	(2)	$—	(2)	$81	(3)	$191	(3)

(1)	For the nine months ended December 31, 2014.
(2)	The manager has waived expense reimbursements for 2014.
(3)	Management believes amounts are not indicative of future expenses.

The manager may retain, at our sole cost and expense, the services of such persons and firms as the manager deems necessary in connection with our management and operations (including accountants, legal counsel and other professional service providers), provided that such expenses are in amounts no greater than those that would be payable to third-party professionals or consultants engaged to perform such services pursuant to agreements negotiated on an arm’s-length basis. The manager has in the past retained, and going forward may retain Konig & Associates, P.C., a professional corporation wholly-owned by Michael L. Konig, our Chief Operating Officer, Secretary and General Counsel, for itself or on our behalf to provide transaction based legal services, if the manager determines that such retention would be less expensive than retaining third party professionals. There were no fees and expenses payable by us to Konig & Associates, P.C. in 2013. Since 2013, we have paid $175,000 in fees and expenses through December 31, 2014 for the firm’s transaction-related work on the contribution transactions, the IPO and the October 2014 Follow-On Offering, and have incurred but not yet paid an additional $25,000 for the firm’s transaction-related work on the October 2014 Follow-On Offering and the January 2015 Follow-On Offering.

The independent directors reviewed our relationship with our manager during 2014 and considered it to be fair. The independent directors believe that the amounts payable to the manager under the Management Agreement are similar to those paid by other publicly offered, unlisted, externally advised REITs and that this compensation is necessary in order for the manager to provide the desired level of services to us and our stockholders.

Investment Allocation Agreement

To address certain potential conflicts arising from our relationship with Bluerock and its affiliates, we have entered into an investment allocation agreement with Bluerock and our manager.

Former Advisor, Initial Advisory Agreement and Former Dealer Manager Agreement

Historically, we were externally advised by Bluerock Multifamily Advisor, LLC, a Delaware limited liability company and an affiliate of Bluerock. We renewed the initial advisory agreement with our former advisor on an annual basis through October 14, 2012. On September 26, 2012, we and our former advisor agreed to amend the initial advisory agreement pursuant to a resolution approved by our board of directors, including its independent directors, to provide changes to the asset management fee and acquisition fee payable to our former advisor. On October 14, 2012, we renewed the initial advisory agreement with our former advisor pursuant to a resolution approved by our board of directors, including our independent directors. As a result of the renewal, the initial advisory agreement was extended through October 14, 2013. On October 14, 2013, we and our former advisor agreed to amend the initial advisory agreement pursuant to a resolution approved by our board of directors, including our independent directors, to provide further changes to the disposition and financing fee payable to our former advisor. The initial advisory agreement, as amended, automatically terminated upon completion of the IPO.

Transition to Affiliated Dealer Manager

On July 5, 2011, we provided our former dealer manager for our previous offerings, Select Capital Corporation, or Select Capital, with notice that we considered the dealer manager agreement with Select Capital entered into on October 15, 2009 to have been terminated, effective immediately. In addition, on July 5, 2011, we entered into a dealer manager agreement with Bluerock Capital Markets, LLC, our affiliate, or Bluerock Capital Markets, pursuant to which it assumed dealer manager responsibilities for the remainder of our initial continuous registered offering as a non-listed REIT, or our Continuous Registered Offering. On April 12, 2013, we entered into a new dealer manager agreement with Bluerock Capital Markets, pursuant to which it assumed dealer manager responsibilities for our continuous registered follow-on offering as a non-listed REIT, or our Continuous Follow-on Offering. Bluerock Capital Markets was responsible for marketing our shares in our Continuous Follow-On Offering. In conjunction with the termination of our Continuous Follow-On Offering effective September 9, 2013, we notified Bluerock Capital Markets of the termination of the dealer manager agreement, effective September 9, 2013. Mr. Kamfar and the Kamfar Family LLC indirectly own 100% of the membership interests in Bluerock Capital Markets.

Summary of Fees and Reimbursements to Former Advisor and Former Dealer Manager

Summarized below are the fees earned and expenses reimbursable to our former advisor and its affiliates, including Bluerock Capital Markets, LLC, our former affiliated dealer manager, and any related amounts payable for the years ended December 31, 2014 and 2013. All of the selling commissions, and a substantial portion of the dealer manager fee, were paid to selected dealers. With respect to other amounts, our former advisor has deferred a substantial portion of its fees over the period below, which is reflected in the table below in the column headed “Payable as of December 31, 2014.” (amounts in thousands)

	Approximate Dollar Value of Mr. Kamfar’s Interest In REIT Incurred Amounts(2)	Incurred for the Year Ended December 31, 2014 (2)	Payable as of December 31, 2014	Incurred for the Year Ended December 31, 2013	Payable as of December 31, 2013
Type of Compensation
Selling Commissions(1)	$93	$—	$—	$93	$—
Dealer Manager Fee (1)	51	—	—	51	—
Management Fees	637	125	404	522	966
Acquisition and Disposition Fees	1,380	2,208	740	192	801
Financing Fees	29	—	36	30	36
Reimbursable Organizational Costs	—	—	—	—	50
Reimbursable Operating Expenses	652	123	2	540	295
Reimbursable Offering Costs	69	78	—	—	193
Other	—	9	—	5	18
Total:	$2,911	$2,543	$1,182	$1,433	$2,359

(1)	Includes amounts paid from the dealer manager fee to selected dealers.
(2)	Under our initial advisory agreement, our former advisor and its affiliates had the right to seek reimbursement from us for all costs and expenses they incurred in connection with their provision of services to us, including our allocable share of our former advisor’s overhead, such as rent, employee costs, utilities and information technology costs. We did not, however, reimburse our former advisor for personnel costs in connection with services for which our former advisor received acquisition, asset management or disposition fees or for personnel costs related to the salaries of our executive officers. Our charter in effect prior to March 26, 2014 limited our total operating expenses at the end of the four preceding fiscal quarters to the greater of (A) 2% of our average invested assets, or (B) 25% of our net income determined (1) without reductions for any additions to reserves for depreciation, bad debts or other similar non-cash reserves and (2) excluding any gain from the sale of our assets for the period. Notwithstanding the above limitation, we could reimburse amounts in excess of the limitation if a majority of our independent directors determines that such excess amounts were justified based on unusual and non-recurring factors. Due to the limitations discussed above and because operating expenses incurred directly by us have exceeded the 2% threshold, our board of directors, including all of our independent directors, reviewed our total operating expenses for the years ended December 31, 2014 and 2013 and unanimously determined the excess amounts to be justified because of the costs of operating a public company in our early stages of operating. As the board of directors had previously approved such expenses, all operating expenses for the years ended December 31, 2014 and 2013 were expensed as incurred.
(3)	All fees and expenses incurred for the year ended December 31, 2014 were incurred prior to the completion of our IPO on April 2, 2014, when the initial advisory agreement was terminated.

Selling Commissions and Dealer Manager Fee. In connection with our Continuous Registered Offering, we paid our dealer manager up to 7.0% and 2.6% of the gross offering proceeds from the offering as selling commissions and dealer manager fee, respectively. In connection with our Continuous Follow-On Offering, we paid our dealer manager up to 7.0% and 3.0% of the gross offering proceeds from the offering as selling commissions and dealer manager fee, respectively. In both our Continuous Registered Offering and our Continuous Follow-On Offering, a reduced sales commission and dealer manager fee was paid with respect to certain volume discount sales, and no sales commission or dealer manager fee was paid with respect to shares issued through the distribution reinvestment plan. The dealer manager re-allowed all of its sales commissions earned to selected dealers. The dealer manager also re-allowed to selected dealers a portion of its dealer manager fee as a marketing fee. There were no selling commissions or dealer manager fees payable incurred or payable as of and for the year ended December 31, 2014.

Asset Management Fee. We paid our former advisor a monthly asset management fee for the services it provided pursuant to the initial advisory agreement. On September 26, 2012, we amended the initial advisory agreement to reduce the monthly asset management fee from one-twelfth of 1.0% of the higher of the cost or the value of each asset to one-twelfth of 0.65% of the higher of the cost or the value of each asset, where (A) cost equals the amount actually paid, excluding acquisition fees and expenses, to purchase each asset it acquires, including any debt attributable to the asset (including any debt encumbering the asset after acquisition), provided that, with respect to any properties we develop, construct or improve, cost will include the amount expended by us for the development, construction or improvement, and (B) the value of an asset is the value established by the most recent independent valuation report, if available, without reduction for depreciation, bad debts or other non-cash reserves. The asset management fee was based only on the portion of the cost or value attributable to our investment in an asset if we did not own all of an asset. In addition, we paid an oversight fee equal to 1% of monthly gross revenues for properties for which we contract property management services to non-affiliated third parties. Asset management and oversight fees totaled approximately $0.1 million and $0.5 million, respectively, for the years ended December 31, 2014 and 2013 and were expensed when incurred.

Acquisition Fee. Pursuant to the initial advisory agreement, our former advisor received an acquisition fee for its services in connection with the investigation, selection, sourcing, due diligence and acquisition of a property or investment. On September 26, 2012, in conjunction with the reduction of the asset management fee, we amended the initial advisory agreement to increase the acquisition fee from 1.75% to 2.50% of the purchase price. The purchase price of a property or investment was equal to the amount paid or allocated to the purchase, development, construction or improvement of a property, inclusive of expenses related thereto, and the amount of debt associated with such real property or investment. The purchase price allocable for joint venture investments was equal to the product of (1) the purchase price of the underlying property and (2) our ownership percentage in the joint venture.

Financing Fee. Pursuant to the initial advisory agreement, our former advisor also received a financing fee equal to 1.0% of the amount, under any loan or line of credit, made available to us. On September 26, 2012, we amended the initial advisory agreement to reduce the financing fee to 0.25% of the amount, under any loan or line of credit, made available to us.

Disposition Fee. Pursuant to the initial advisory agreement, our former advisor received a disposition fee for its services in connection with a sale of a property or an investment (except investments traded on a national securities exchange) in which it or an affiliate provided a substantial amount of services as determined by our independent directors. On October 14, 2013, we amended the initial advisory agreement to specify that the disposition fee would be equal to 1.5% of the total consideration stated in an agreement for the sale of such property or investment. The disposition fee was to be paid in addition to real estate commissions paid to non-affiliates, provided that the total real estate commissions (including such disposition fee) paid by us to all parties for the sale of each property or investment was not to exceed 6.0% of the total consideration stated in an agreement for the sale of such property or investment. Acquisition and disposition fees of $2.2 million and $0.3 million were paid during the years ended December 31, 2014 and 2013, respectively.

Convertible Stock. We previously issued 1,000 shares of convertible stock, par value $0.01 per share, to our former advisor. Pursuant to the initial advisory agreement, upon completion of our IPO, the convertible stock was convertible to shares of common stock if and when: (A) we had made total distributions on the then outstanding shares of our common stock equal to the original issue price of those shares plus an 8% cumulative, non-compounded, annual return on the original issue price of those shares or (B) subject to specified conditions, we listed our common stock for trading on a national securities exchange. We listed shares of our Class A common stock on the NYSE MKT on March 28, 2014. At that time, the terms for converting the convertible stock would not be achieved and we amended our charter on March 26, 2014 to remove the convertible stock as an authorized class of our capital stock.

Previous Transactions with Affiliates of Our Manager

We have entered into several transactions with four private real estate funds that are affiliates of Bluerock, an affiliate of our manager, in connection with our investments. Fund I and BGF are managed and controlled by Bluerock. Fund II and Fund III are managed and controlled by a wholly owned subsidiary of Bluerock. Mr. Kamfar and a family owned limited liability company are the indirect owners of 100% of the membership interests of Bluerock, and each of our and our manager’s officers is also an officer of Bluerock.

These transactions are described in the following sections. As a result of Mr. Kamfar’s indirect ownership of Bluerock, an interest in the fees associated with each transaction is attributed to him, in the total amount of $3.1 million, as detailed below. While these fees have been attributed, a substantial portion of such fees have not been paid, as our former advisor has deferred substantial fees in support of our company to date. As of December 31, 2014, the amount of fees deferred by our former advisor total $1.2 million. See table in “Summary of Fees and Reimbursements to Former Advisor and Former Dealer Manager.” In addition, as of December 31, 2014, our former advisor has incurred $2.4 million of organizational and offering costs on our behalf, which we will not reimburse due to the termination of our Continuous Follow-On Offering.

Joint Ventures with Fund I, Fund II, Fund III, and BGF

In connection with our acquisitions of our joint venture investments in the Enders property, the Berry Hill property, the MDA property, the Alexan CityCentre property, and the UCF Orlando property, we entered into joint venture agreements with Fund I, Fund II and Fund III, as applicable, as further described below.

Enders JV with Fund III

In connection with the closing of the Enders property acquisition on October 2, 2012, we invested $4.6 million to acquire a 95.0% equity interest in BR Enders Managing Member, LLC, or the Enders Member JV Entity, through a wholly owned subsidiary of our operating partnership, BEMT Enders, LLC. Fund III invested $0.2 million to acquire the remaining 5% interest in the Enders Member JV Entity. The Enders Member JV Entity holds an indirect equity interest in the Enders property. Our equity capital investment in the joint venture was funded with a $4.8 million advance from our working capital line of credit with Fund II and Fund III, both affiliates of Bluerock.

We incurred asset management and oversight fees of $27,793 and $0.1 million to our Former Advisor for the years ended December 31, 2014 and 2013, respectively. Fees payable to our Former Advisor are reflected above under “Summary of Fees and Reimbursements to Our Former Advisor and Former Dealer Manager.”

Berry Hill JV with Fund III

On October 18, 2012, we invested $3.8 million to acquire a 71.0% equity interest in BR Berry Hill Managing Member, LLC, or the Berry Hill Member JV Entity, through BEMT Berry Hill, LLC (“BEMT Berry Hill”), a wholly owned subsidiary of our Operating Partnership. Fund III invested $1.5 million to acquire the remaining 29.0% interest in the Berry Hill Member JV Entity. The Berry Hill Member JV Entity holds an indirect equity interest in our Berry Hill property. Our equity capital investment in the joint venture was funded with $3.2 million from the Fund LOC.

We incurred asset management and oversight fees of $12,356 and $33,139 to our Former Advisor for the years ended December 31, 2014 and 2013, respectively. Fees payable to our Former Advisor are reflected above under “Summary of Fees and Reimbursements to Our Former Advisor and Former Dealer Manager.”

MDA JV with Fund II

On December 17, 2012, we invested $6.1 million to acquire a 62.5% equity interest in BR VG MDA JV Member, LLC, or the BR Member, through a wholly owned subsidiary of our operating partnership, BEMT MDA, LLC, or BEMT MDA Member. Fund I invested $3.4 million to acquire a 34.5% interest in the BR Member and BR MDA Investors, LLC invested $0.3 million to acquire the remaining 3.0%. The BR Member holds an indirect equity interest in the MDA property. In order to close the acquisition of the interest in the BR Member, we made a draw of $6.0 million from the Fund LOC. Further, BEMT MDA Member pledged its economic interests (but not its membership interests) in the BR Member to secure the draw.

We incurred asset management and oversight fees of $42,159 and $0.2 million to our Former Advisor for the years ended December 31, 2014 and 2013, respectively. Fees payable to our Former Advisor are reflected above under “Summary of Fees and Reimbursements to Our Former Advisor and Former Dealer Manager.”

Alexan CityCentre JV with BGF, Fund II and Fund III

On July 1, 2014, we made a convertible preferred equity investment in a multi-tiered joint venture along with BGF, Fund II and Fund III (collectively, the “BRG Co-Investors”), which are affiliates of our manager, and an affiliate of Trammell Crow Residential, or TCR, to develop the Alexan CityCentre property. For development of the Alexan CityCentre property and funding of any required reserves, we made an investment of approximately $4.9 million of a $6.5 million capital commitment to acquire 100% of the preferred membership interests in BR T&C BLVD Member, LLC, or BR Alexan Member, through BRG T&C BLVD Houston, LLC, or BRG Alexan, a wholly owned subsidiary of our operating partnership. BR Alexan Member holds an indirect equity interest in the Alexan CityCentre property. Our equity capital investment in the Alexan CityCentre joint venture was funded with proceeds from the IPO.

UCF Orlando JV with Fund I

On July 29, 2014, we made a convertible preferred equity investment in a multi-tiered joint venture along with Fund I to develop the UCF Orlando property. For development of the UCF Orlando property and funding of any required reserves, we made a capital commitment of approximately $3.6 million to acquire 100% of the preferred membership interests in BR Orlando UCFP, LLC, or BR Orlando JV Member, through BRG UCFP Investor, LLC, a wholly owned subsidiary of our operating partnership. BR Orlando JV Member holds an indirect equity interest in the UCF Orlando property. Our equity capital investment in the UCF Orlando joint venture was funded with proceeds from the IPO.

Loans from Fund I and Fund II

Aff|filiate Working Capital Line of Credit. On October 2, 2012, we entered into the Fund LOC, pursuant to which we were entitled to borrow up to $12.5 million, which borrowing authority was subsequently increased to $13.5 million. On October 2, 2012, we borrowed approximately $4.8 million under the Fund LOC in connection with our investment in the Enders property; on October 18, 2012, we borrowed approximately $3.2 million under the Fund LOC in connection with our investment in the Berry Hill property; and on December 17, 2012, we borrowed approximately $6.0 million under the Fund LOC in connection with our investment in the MDA property. On April 2, 2014, the Fund LOC was fully repaid and extinguished.

The Fund LOC had an initial term of six (6) months, an initial maturity date of April 2, 2013, and was prepayable without penalty. The Fund LOC was to bear interest compounding monthly at a rate of 30-day LIBOR + 6.00%, subject to a minimum rate of 7.50%, annualized for three months, and thereafter to bear interest compounding monthly at a rate of 30-day LIBOR + 6.00%, subject to a minimum rate of 8.50% for the remainder of the initial term. Interest on the Fund LOC was paid on a current basis from cash flow distributed to us from our real estate assets, and was secured by a pledge of our unencumbered real estate assets, including those of our wholly owned subsidiaries. Pursuant to the terms of the Fund LOC, we were entitled to extend the maturity date in our sole and absolute discretion, with at least five (5) days’ prior written notice to Fund II and Fund III, for an additional six (6) month period to bear interest compounding monthly at a rate of 30-day LIBOR + 6.00%, subject to a minimum rate of 8.50%.

On March 4, 2013, our company, Fund II and Fund III agreed to amend the Fund LOC, or the Fund LOC Amendment, by increasing the commitment amount thereunder from $12.5 million to $13.5 million and extending the initial term by six (6) months to October 2, 2013. All other terms of the Fund LOC remained unchanged. In accordance with the requirements of our charter, the Fund LOC Amendment was reviewed and approved by a majority of our board of directors (including a majority of the independent directors) as being fair, competitive, and commercially reasonable and no less favorable to our company than loans between unaffiliated parties under the same circumstances.

On August 13, 2013, we entered into a Second Amendment to Line of Credit and Security Agreement, or the Second Fund LOC Amendment, with respect to the Fund LOC. In connection with our sale of a 10.3% indirect equity interest in the Berry Hill property, or the Berry Hill Interest, we requested a one-time release of the lien on the Berry Hill Interest and the proceeds generated by the sale. As a condition of granting the release, Fund II and Fund III required an amendment to the Fund LOC, doing so through the Second Fund LOC Amendment, which principally provided for the removal of the revolving feature of the Fund LOC such that we have no further capacity to borrow under the Fund LOC, required that the principal amount outstanding under the Fund LOC be increased $0.1 million upon the release of the lien, and required that such increase must be paid at the earlier of our next sale of an asset or the maturity date under the Fund LOC.

On August 29, 2013, we entered into a Third Amendment to Line of Credit and Security Agreement, or the Third Fund LOC Amendment, with respect to the Fund LOC. As consideration for our paydown of the Fund LOC with the proceeds from the transfer of an additional 28.4% indirect equity interest in the Berry Hill property valued at $5.5 million, or the Additional Berry Hill Interest, and in exchange for our payment of a 1% extension fee in the amount of $0.1 million and an increase in the interest rate on the Fund LOC to 10% per annum from 8.5% per annum beginning on October 3, 2013, Fund II and Fund III agreed to further amend the Fund LOC to extend the maturity date of the Fund LOC for an additional six (6) months to April 2, 2014, which we could elect to further extend for an additional six (6) months for an additional 1% extension fee. The Third Fund LOC Amendment also required us to pay down the Fund LOC with the net proceeds of our future sales of assets, subject to Fund II and Fund III’s sole, but reasonable, discretion to allow us to retain a portion of such sales proceeds for use in connection with our pursuit of our strategic alternatives. At March 31, 2014, the outstanding balance on the Fund LOC was $7.6 million. No amount was available for borrowing for the period. On April 2, 2014, the Fund LOC was paid in full with the proceeds of the IPO and extinguished.

In accordance with the requirements of our charter then in effect, each of the affiliate loans discussed above was reviewed and approved by a majority of the disinterested members of our board of directors (including a majority of the disinterested independent directors) as being fair, competitive, and commercially reasonable and no less favorable to our company than loans between unaffiliated parties under the same circumstances. Furthermore, due to the unique investment opportunity presented by each of the Springhouse property, Creekside property, Hillsboro property, Estates at Perimeter/Augusta property, Enders property, Berry Hill property and MDA property, including the opportunity to distinguish ourselves competitively from other early-stage non-traded REITs, our board of directors expressly considered and approved leverage in excess of our general charter-imposed limitations in connection with entering into the above described loans. We used a portion of the net proceeds of the IPO to repay all of the outstanding indebtedness to Fund II and Fund III under the Fund LOC, and the Fund LOC was extinguished on April 2, 2014.

Acquisitions from Fund I and Fund II

Springhouse Acquisition. On June 27, 2012, Fund I sold a 1.0% limited liability company interest in BR Springhouse Managing Member, LLC to BEMT Springhouse for a purchase price of $93,000. Fund I’s original allocated cost for the purchase of such interest was approximately $51,700. The transaction was unanimously approved by the independent members of our board of directors as fair and reasonable to our company. The independent members of our board of directors found that the excess of the purchase price over

Fund I’s original allocated cost was substantially justified by the gain in the market value of the Springhouse property. The purchase price was determined based on a third party appraisal of the Springhouse property dated April 2012, and did not exceed the allocated fair market value of the Springhouse property as determined by the third party appraiser. In connection with this acquisition, our former advisor charged an acquisition fee of approximately $0.03 million. The approximate dollar value attributed to Mr. Kamfar, as a result of his indirect ownership of Bluerock, was $0.03 million.

Creekside Acquisition. On June 27, 2012, Fund I and Fund II each sold a 1.0% limited liability company interest in BR Creekside Managing Member, LLC, to BEMT Creekside, LLC, for a purchase price of $54,766 for each 1.0% interest ($109,532 in the aggregate). Fund I and Fund II’s original allocated cost to purchase their respective transferred interests was approximately $18,200 each. The transaction was unanimously approved by the independent members of our board of directors as fair and reasonable to our company. The independent directors found that the excess of the purchase price over the original allocated cost for each of Fund I and Fund II was substantially justified by the gain in the market value of the Creekside property. The purchase price was determined based on a third party appraisal of the Creekside property dated April 2012, and did not exceed the allocated fair market value of the Creekside property as determined by the third party appraiser. In connection with this acquisition, our former advisor charged an acquisition fee of approximately $0.04 million. The approximate dollar value attributed to Mr. Kamfar, as a result of his indirect ownership of Bluerock, was $0.04 million. On March 28, 2014, the Creekside property was sold for $18.9 million.

Lansbrook Acquisition. On May 23, 2014, Fund II sold a 32.7% limited liability company interest in BR Lansbrook JV Member, LLC, or BR Lansbrook JV Member, to BRG Lansbrook, LLC, a wholly owned subsidiary of our operating partnership, for a purchase price of approximately $5.4 million in cash, and Fund III sold a 52.7% limited liability company interest in BR Lansbrook JV Member to BRG Lansbrook, LLC, for a purchase price of approximately $8.8 million in cash. BR Lansbrook JV Member is the owner and holder of a 90% limited liability company interest in BR Carroll Lansbrook JV, LLC, which, as of January 23, 2015, owns 589 condominium units being operated as an apartment community within a 774-unit condominium property known as Lansbrook Village located in Tampa (Palm Harbor), Florida, or the Lansbrook Village property. As further consideration for the Lansbrook acquisition, we were required to provide certain standard scope non-recourse carveout guarantees (and related hazardous materials indemnity agreements) related to approximately $42.0 million of indebtedness encumbering the Lansbrook Village property through a joinder to the loan agreement. The transaction was unanimously approved by the independent members of our board of directors. The purchase price paid for the acquired interests was based on the amounts capitalized by Fund II and Fund III in the Lansbrook Village property plus an 8% annualized return for the period they held their respective interests in BR Lansbrook JV Member. The approximate dollar value attributed to Mr. Kamfar, as a result of his indirect ownership of Bluerock, was $0.2 million. Fund II and Fund III will continue to own a 7.33% and 7.33%, respectively, limited liability interest in BR Lansbrook JV Member.

Sales to Fund II, Fund III, and BGF

Meadowmont Disposition. On June 27, 2012, through our operating partnership’s wholly owned subsidiary, BEMT Meadowmont, LLC, we completed the sale of all of our 32.5% limited liability interest in BR Meadowmont Managing Member, LLC, or the Meadowmont Managing Member JV Entity, to Fund II, for a purchase price of $3.1 million, excluding closing costs and a disposition fee paid to an affiliate of our former advisor of $0.1 million. The purchase price was determined based on a third party appraisal of the Meadowmont property dated April 2012. The transaction was unanimously approved by the independent members of our board of directors as fair and reasonable to our company. The Meadowmont Managing Member JV Entity holds an indirect 50% equity interest in the Meadowmont property. We purchased our interest in the Meadowmont Managing Member JV Entity in April 2010 for $1.5 million and had a current total investment of approximately $1.6 million prior to the disposition. The net proceeds received from this sale were approximately $3.0 million, after the disposition fee payable to our former advisor equal to $0.1 million. The approximate dollar value attributed to Mr. Kamfar, as a result of his indirect ownership of Bluerock, was $0.1 million.

Berry Hill Partial Dispositions. On August 13, 2013, through our operating partnership’s wholly owned subsidiary, BEMT Berry Hill, we sold a 10.3% indirect equity interest in the Berry Hill property to BGF, an affiliate of our former advisor, based on a third party appraisal, for approximately $2.0 million, excluding disposition fees of $0.1 million deferred by our former advisor. On August 29, 2013, we transferred the Additional Berry Hill Interest to Fund III, an affiliate of our former advisor, in exchange for a $5.5 million paydown against the outstanding principal balance of the Fund LOC, based on a third party appraisal, excluding a disposition fee of approximately $0.2 million deferred by our former advisor; and, in exchange for our payment of a 1% extension fee in the amount of $0.1 million and an increase in the interest rate on the Fund LOC to 10% per annum from 8.5% per annum beginning on the original maturity date of the Fund LOC, Fund II and Fund III agreed to further amend the Fund LOC to extend the maturity date of the Fund LOC for an additional six (6) months to April 2, 2014, which we may elect to further extend for an additional six (6) months for an additional 1% extension fee. The managers of BGF and Fund III charged aggregate acquisition fees of $0.5 million in connection with these transactions. The approximate dollar value attributed to Mr. Kamfar, as a result of his indirect ownership of Bluerock, was $0.7 million. The portion of these fees payable to our former advisor is reflected above under “Summary of Fees and Reimbursements to Our Former Advisor and Former Dealer Manager.”

Policies and Procedures Prior to March 26, 2014 Relating to Conflicts of Interest

Prior to March 26, 2014, when we amended and restated our charter, our charter contained a number of restrictions relating to conflicts of interest in order to reduce or eliminate certain potential conflicts of interest, including the following:

Advisor Compensation

Our charter required that our independent directors evaluate at least annually whether the compensation that we contracted to pay to our former advisor and its affiliates was reasonable in relation to the nature and quality of services performed and whether such compensation was within the limits prescribed by our charter. Our independent directors supervised the performance of our former advisor and its affiliates and the compensation we paid to them to determine whether the provisions of our compensation arrangements were being carried out. This evaluation was required to be based on the following factors as well as any other factors deemed relevant by the independent committee:

•	the amount of the advisory fee in relation to the size, composition and performance of our investments;
•	the success of our former advisor in generating appropriate investment opportunities;
•	the rates charged to other REITs, especially similarly structured REITs, and to investors other than REITs by advisors performing similar services;
•	additional revenues realized by our former advisor and its affiliates through their relationship with us;
•	the quality and extent of service and advice furnished by our former advisor and its affiliates;
•	the performance of our investment portfolio; and
•	the quality of our portfolio relative to the investments generated by our former advisor and its affiliates for the account of its other clients.

Term of Initial Advisory Agreement

Each contract for the services of our former advisor could not exceed one year, although there was no limit on the number of times that we were entitled to retain a particular advisor. The independent directors or our former advisor were able to terminate our initial advisory agreement with our former advisor without cause or penalty on 60 days’ written notice.

Our Acquisitions

We were not able to purchase or lease properties in which our former advisor, any of our directors or any of their respective affiliates had an interest without a determination by a majority of the directors, including a majority of the independent directors, not otherwise interested in such transaction that such transaction was fair and reasonable to us and at a price to us no greater than the cost of the property to the seller or lessor unless there was substantial justification for any amount that exceeded such cost and such excess amount was determined to be reasonable. In no event could we acquire any such property at an amount in excess of its appraised value as determined by an independent expert selected by our independent directors not otherwise interested in the transaction. An appraisal was “current” if obtained within the prior year. We also could not sell or lease properties to our sponsor, our former advisor, any of our directors or any of their respective affiliates unless a majority of the directors, including a majority of the independent directors, not otherwise interested in the transaction, determined the transaction was fair and reasonable to us.

Loans

We could not make any loans to our sponsor, our former advisor, any of our directors or any of their respective affiliates, except that we could make loans to wholly owned subsidiaries and we could make or invest in mortgage loans involving our sponsor, our former advisor, our directors or their respective affiliates, provided that an appraisal of the underlying property was obtained from an independent appraiser and the transaction was approved as fair and reasonable to us and on terms no less favorable to us than those available from third parties. In addition, we were required to obtain a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage and the condition of the title. Our charter prohibited us from making or investing in any mortgage loans that were subordinate to any mortgage or equity interest of our sponsor, our former advisor, our directors or officers or any of their affiliates. In addition, we could not borrow from these persons unless a majority of our directors, including a majority of our independent directors, not otherwise interested in the transaction, approved the transaction as being fair, competitive and commercially reasonable and no less favorable to us than comparable loans between unaffiliated parties under the same circumstances. By way of example only, the prohibition on loans would not restrict advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification was being sought nor would the prohibition limit our ability to advance reimbursable expenses incurred by directors or officers or our former advisor or its affiliates.

Other Transactions Involving Affiliates

A majority of our directors, including a majority of our independent directors, not otherwise interested in the transaction, were required to conclude that all other transactions, including joint ventures, between us and our former advisor, any of our officers or directors or any of their affiliates were fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

Limitation on Operating Expenses

Our former advisor was required to reimburse us the amount by which our aggregate total operating expenses for the four fiscal quarters then ended exceeded the greater of 2% of our average invested assets or 25% of our net income, unless our independent directors determined that such excess expenses were justified based on unusual and non-recurring factors. If our independent directors determined that such excess expenses were justified, within 60 days after the end of the fiscal quarter, we were required to send our stockholders a written disclosure of such fact. “Average invested assets” means the average monthly book value of our assets during the 12-month period before deducting depreciation, bad debts or other non-cash reserves. “Total operating expenses” means all expenses paid or incurred by us, as determined under GAAP, that are in any way related to our operation, including advisory fees, but excluding (1) the expenses of raising capital such as organization and offering expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and stock exchange listing of our stock; (2) interest payments; (3) taxes; (4) non-cash expenditures such as depreciation, amortization and bad debt reserves; (5) reasonable incentive fees based on the gain from the sale of our assets; and (6) acquisition fees and expenses (including expenses relating to potential investments that we do not close), disposition fees on the resale of property and other expenses connected with the acquisition, disposition and ownership of real estate interests, loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).

Issuance of Options and Warrants to Certain Affiliates

Until our shares of common stock were listed on a national securities exchange, our charter prohibited the issuance of options or warrants to purchase our capital stock to our sponsor, our former advisor, our directors or any of their affiliates (1) on terms more favorable than we offered such options or warrants to the general public or (2) in excess of an amount equal to 10% of our outstanding capital stock on the date of grant.

Repurchase of Our Shares

Our charter prohibited us from paying a fee to our former advisor or our directors or officers or any of their affiliates in connection with our repurchase of our capital stock.

Reports to Stockholders

Our charter required that we prepare and deliver an annual report to our stockholders within 120 days after the end of each fiscal year. Our directors were required to take reasonable steps to ensure that the annual report complied with our charter provisions. Among the matters that were required to be included in the annual report or included in a proxy statement delivered with the annual report were:

•	financial statements prepared in accordance with GAAP that were audited and reported on by independent certified public accountants;
•	the ratio of the costs of raising capital during the year to the capital raised;
•	the aggregate amount of advisory fees and the aggregate amount of other fees or charges paid to our former advisor and any of its affiliates by us or third parties doing business with us during the year;
•	our total operating expenses for the year stated as a percentage of our average invested assets and as a percentage of our net income;
•	a report from the independent directors that our policies were in the best interests of our common stockholders and the basis for such determination; and
•	a separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving us and our former advisor, a director or any affiliate thereof during the year, which disclosure had been examined and commented upon in the report by the independent directors with regard to the fairness of such transactions.

Voting of Shares Owned by Affiliates

Our charter prohibited our former advisor, our directors and their affiliates from voting their shares regarding (1) the removal of our former advisor, any such directors or any of their affiliates or (2) any transaction between any of them and us and further provided that, in determining the requisite percentage in interest of shares necessary to approve a matter on which our former advisor, any such director and any of their affiliates was not entitled to vote or consent, any shares owned by any of them would not be included.

Current Policies and Procedures Relating to Conflicts of Interest

Investment Allocation Agreement

We rely on Bluerock, and the executive officers and real estate professionals of Bluerock acting on behalf of our manager, to identify suitable investments. Bluerock currently serves as manager for other real estate investment programs and intends to sponsor future real estate programs with investment objectives similar to ours. As such, many investment opportunities may be suitable for us as well as other real estate programs sponsored by affiliates of our manager, and we and such other real estate programs will rely upon the same executive officers and real estate professionals to identify suitable investments for us.

To address certain potential conflicts arising from our relationship with Bluerock and its affiliates, we have entered into an investment allocation agreement with Bluerock and our manager whereby none of the Bluerock Funds nor any of their affiliates will acquire institutional-quality apartment properties in our target markets and within our investment strategies without providing us with the right (but not the obligation) to contribute, subject to our investment guidelines, our availability of capital and maintaining our qualification as a REIT for federal income tax purposes, and our and the Bluerock Funds’ exemption from registration under the Investment Company Act, at least 75% of the capital to be funded by such investment vehicles in Class A apartment properties in our target markets, subject to change if agreed upon by a majority of our independent directors. To the extent that the Bluerock vehicles elect to invest less than the remaining 25% of the investment amount, we will have the right to invest an additional percentage of equity equal to the amount not so invested by the Bluerock vehicles. To the extent that we do not have sufficient capital to contribute at least 75% of the capital required for any such proposed investment by such investment vehicle, the allocation agreement provides for a fair and equitable allocation of investment opportunities among all such vehicles and us, in each case taking into account the suitability of each investment opportunity for the particular vehicle and us and the capital available for investment by each such vehicle and by us. Bluerock has agreed that this investment allocation agreement will apply to any fund that is formed by Bluerock at a later date. Our board of directors will re-evaluate the investment allocation agreement from time to time and will periodically review each party’s compliance with its allocation provisions.

In the event that any joint venture with an entity affiliated with our manager holds interests in more than one property or other investment, the interest in each may be specially allocated based upon the respective proportion of funds invested by each co-venturer.

Code of Business Conduct and Ethics

We do not have a policy that expressly restricts any of our directors, officers, stockholders or affiliates, including our manager and its officers and employees, from having a pecuniary interest in an investment in or from conducting, for their own account, business activities of the type we conduct. However, our code of business conduct and ethics contains a conflicts of interest policy that prohibits our directors, officers and personnel, as well as employees and officers of our manager and its affiliates who provide services to us, from engaging in any transaction that involves an actual conflict of interest with us. Notwithstanding the prohibitions in our code of business conduct and ethics, after considering the relevant facts and circumstances of any actual conflict of interest, our board of directors may, on a case-by-case basis and in their sole discretion, waive such conflict of interest for executive officers or directors, and must be promptly disclosed to stockholders. Waivers for other personnel may be made by our Chief Executive Officer. Waivers of our code of business conduct and ethics will be required to be disclosed in accordance with the NYSE MKT and SEC requirements. A copy of our code of business conduct and ethics is available in the Investor Relations section of our website (http://bluerockresidential.com) under the tab “Governance Documents.”

Interested Director and Officer Transactions

Pursuant to the Maryland General Corporation Law, a contract or other transaction between us and a director or between us and any other corporation or other entity in which any of our directors is a director or has a material financial interest is not void or voidable solely on the grounds of such common directorship or interest. The common directorship or interest, the presence of such director at the meeting at which the contract or transaction is authorized, approved or ratified or the counting of the director’s vote in favor thereof will not render the transaction void or voidable if:

•	the fact of the common directorship or interest is disclosed or known to our board of directors or a committee of our board of directors, and our board of directors or such committee authorizes, approves or ratifies the transaction or contract by the affirmative vote of a majority of disinterested directors, even if the disinterested directors constitute less than a quorum;
•	the fact of the common directorship or interest is disclosed or known to our stockholders entitled to vote thereon, and the transaction is authorized, approved or ratified by a majority of the votes cast by the stockholders entitled to vote, other than the votes of shares owned of record or beneficially by the interested director or corporation or other entity; or
•	the transaction or contract is fair and reasonable to us at the time it is authorized, ratified or approved.

We have adopted a related person transaction policy that requires that all existing or proposed transactions, arrangements, relationships, or series of similar transactions, arrangements or relationships, involving an amount in excess of $120,000 in which we, our operating partnership or any of our subsidiaries is a participant, and in which any of our directors or executive officers, any immediate family member of a director or executive officer, any 5.0% stockholders in us, or any immediate family member of any such stockholder, had or will have a direct or indirect material interest, be considered and approved by our nominating and corporate governance committee. A copy of our related person transaction policy is available in the Investor Relations section of our website (http://bluerockresidential.com) under the tab “Governance Documents.”

Lending Policies

We may not make loans to our directors, officers or other employees except in accordance with our code of business conduct and ethics and applicable law.

PROPOSAL 1.
ELECTION OF DIRECTORS

At the annual meeting, you and the other stockholders will vote on the election of all five members of our board of directors. Those persons elected will serve as directors until the 2016 annual meeting and until their successors are duly elected and qualified. The board of directors has nominated the following people for re-election as directors:

• R. Ramin Kamfar • Brian D. Bailey • Romano Tio	• Gary T. Kachadurian • I. Bobby Majumder

Each of the nominees for director is a current member of our board of directors. The board of directors believes the nominees have played and will continue to play a vital role in our management and operations, particularly in connection with the continued growth and success of our company. Detailed information on each nominee is provided on pages 11 through 13.

The appointed proxies will vote your shares of common stock as you instruct, unless you submit your proxy without instructions. In this case, they will vote FOR all of the director nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.

Vote Required

Under our charter, the affirmative vote of a plurality of all of the votes cast at a meeting at which a quorum is present is required for the election of the directors. This means that a director nominee with the most votes for a particular board seat is elected to that seat. Because the number of director nominees does not exceed the number of board seats, a director nominee need only receive a single “for” vote to be elected. “Withhold” votes and broker non-votes will have no effect on the outcome of the election, but they will count toward the establishment of a quorum. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualified.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” ALL FIVE NOMINEES
LISTED FOR RE-ELECTION AS DIRECTORS.

PROPOSAL 2
Approval of Amended and Restated Equity Incentive Plans

We currently have in effect the 2014 Equity Incentive Plan for Individuals, or the 2014 Individuals Plan, and the 2014 Equity Incentive Plan for Entities, or the 2014 Entities Plan (and together with the 2014 Individuals Plan, the 2014 Incentive Plans). Our board of directors considers the 2014 Incentive Plans an integral part of our ability to attract and retain independent directors, executive officers and other key employees, including employees of any current and future external advisor or manager of ours (referred to collectively, for purposes of this proposal, as the “Manager”) and of Bluerock Residential Holdings, L.P., a Delaware limited partnership, or our operating partnership, and their affiliates and other service providers, including the Manager. The 2014 Incentive Plans provide for the grant of options to purchase shares of our common stock, stock awards, stock appreciation rights, performance units, incentive awards and other equity-based awards. Our board of directors believes that the 2014 Incentive Plans benefit the company by (i) assisting in recruiting and retaining the services of individuals and other service providers with high ability and initiative, (ii) providing greater incentives for participants who provide valuable services to the company and its affiliates and (iii) associating the interests of participants with the company and its stockholders.

On April 7, 2015, our board of directors approved the amendment and restatement of the 2014 Individuals Plan, or the Amended 2014 Individuals Plan, and the 2014 Entities Plan, or the Amended 2014 Entities Plan, as described herein, subject to the approval of our stockholders. The more significant changes included in the amended and restated 2014 Incentive Plans, or the Amended 2014 Incentive Plans, can be summarized as follows:

•	The aggregate number of shares of our Class A common stock that may be issued under the Amended 2014 Incentive Plans pursuant to awards granted on and after the date that stockholders approve the Amended 2014 Incentive Plans is 475,000 shares.
•	Shares that are tendered to pay the exercise price of an award or to satisfy tax withholding obligations will not be available for future awards under the Amended 2014 Incentive Plans.
•	The Amended 2014 Individuals Plan provides that a member of our board of directors who is not our employee or an employee of an affiliate or our Manager or operating partnership (a “Nonemployee Director”) cannot receive awards in any calendar year covering more than 20,000 shares.
•	Awards under the Amended 2014 Incentive Plans, other than awards granted to Nonemployee Directors, generally will not become fully exercisable or vested until at least one year after their grant.
•	No more than 50% of the shares of Class A common stock acquired under an award granted under the Amended 2014 Incentive Plans can be sold before the earlier of (a) one year after the award is exercised or vests or (b) the date the participant’s employment or service ends.
•	Dividends and dividend equivalents related to an award that will vest for meeting performance goals will be accumulated and paid only when and to the extent that the underlying award vests.

The more significant features of the Amended 2014 Incentive Plans are summarized below. The summary of the Amended 2014 Incentive Plans is qualified in its entirety by reference to the plan documents, copies of which are attached as Appendix A and Appendix B to this proxy statement. Copies of the Amended 2014 Incentive Plans also may be accessed from the Securities and Exchange Commission’s Web site at www.sec.gov.

The Board of Directors recommends that you vote “FOR” Proposal 2.

Administration of the Amended and Restated 2014 Incentive Plans

The Amended 2014 Incentive Plans will be administered by the compensation committee of our board of directors, except that the Amended 2014 Incentive Plans will be administered by our board of directors with respect to awards made to directors who are not employees. This summary uses the term “administrator” to refer to the compensation committee or our board of directors, as applicable. The administrator will approve who will receive grants under the Amended 2014 Incentive Plans, determine the type of award that will be granted and will specify the number of shares of our Class A common stock subject to each grant. Notwithstanding the minimum vesting periods described below, the administrator may accelerate the vesting or exercisability of awards with respect to up to 23,750 shares of our Class A common stock at any time in its discretion. The administrator also may accelerate the vesting or exercisability of any award if the award has been outstanding for at least one year or if the acceleration is effected in connection with the termination of the participant’s employment or service.

Because awards under the Amended 2014 Incentive Plans will be made at the administrator’s discretion, we are unable to determine who will be selected to receive awards or the type, size or terms of the awards that may be granted. As of March 31, 2015, 194,562 shares of Class A common stock, comprised of 179,562 shares of Class A common stock underlying LTIP Unit awards and 15,000 restricted shares of Class A common stock, had been issued under the 2014 Incentive Plans (prior to their amendment and restatement).

Eligibility

Employees and officers of our company and our affiliates (including employees of our Manager and operating partnership) and members of our board of directors will remain eligible to receive grants under the Amended 2014 Individuals Plan. In addition, individuals who provide significant services to us or an affiliate, including individuals who provide services to us or an affiliate by virtue of employment with, or providing services to, our Manager or operating partnership will remain eligible to receive grants under the Amended 2014 Individuals Plan. Currently, the company has five (5) directors, three (3) officers and no employees who will remain eligible for grants under the Amended 2014 Individuals Plan. Our Manager will remain eligible for grants under the Amended 2014 Entities Plan, and currently has five (5) officers and no employees who would be eligible for grants under the Amended 2014 Individuals Plan.

Entities that provide significant services to us or our affiliates, including our Manager, that are selected by the administrator may receive grants under the Amended 2014 Entities Plan.

Share Authorization

Currently, the aggregate number of shares of our Class A common stock that may be issued under the 2014 Incentive Plans is equal to 275,862 shares. As of March 31, 2015, 194,562 shares of Class A common stock, including shares of Class A common stock underlying LTIP Unit awards, had been issued under the 2014 Incentive Plans, as further described below. The aggregate number of additional shares of our Class A common stock that may be issued under the Amended 2014 Incentive Plans with respect to awards granted on and after stockholder approval is equal to 475,000 shares. The issuance of shares or awards under the Amended 2014 Individuals Plan reduces the number of shares that may be issued under the Amended 2014 Entities Plan, and vice versa. The issuance of shares pursuant to awards granted under the 2014 Incentive Plans will not reduce the number of shares of our Class A Common Stock that may be issued under the Amended 2014 Incentive Plans.

In connection with stock splits, dividends, recapitalizations and certain other events, our board will make equitable adjustments that it deems appropriate in the aggregate number of shares of our Class A common stock that may be issued under the Amended 2014 Incentive Plans, the individual grant limit for Nonemployee Directors described below and the terms of outstanding awards.

If any options or stock appreciation rights terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised or are paid in cash without delivery of common stock or if any stock awards, performance units or other equity-based awards are forfeited (including any such awards granted under the 2014 Incentive Plans that are forfeited, exchanged, etc. after approval of the Amended 2014 Incentive Plans), the shares of our Class A common stock subject to such awards will again be available for purposes of the Amended 2014 Incentive Plans. Shares of our Class A common stock tendered or withheld to satisfy the exercise price of an award or for tax withholding are not available for future grants under the Amended 2014 Incentive Plans. If shares of common stock are issued upon the exercise of a stock appreciation right, the number of shares available for future awards under the Amended 2014 Incentive Plans shall be reduced by the number of shares for which the stock appreciation right was exercised rather than the number of shares issued to the participant.

Options

The Amended 2014 Individuals Plan authorizes the grant of incentive stock options (under Section 422 of the Code) and both the Amended 2014 Individuals Plan and the Amended 2014 Entities Plan authorize the grant of options that do not qualify as incentive stock options. The exercise price of each option will be determined by the administrator, provided that the price cannot be less than 100% of the fair market value of the shares of our Class A common stock on the date on which the option is granted (or 110% of the shares’ fair market value on the grant date in the case of an incentive stock option granted to an individual who is a “ten percent stockholder” under Sections 422 and 424 of the Code). Except for adjustments to equitably reflect stock splits, stock dividends or similar events, the exercise price of an outstanding option may not be reduced and no payment may be made to cancel an “underwater” option without the approval of our stockholders. The exercise price for any option is generally payable (i) in cash, (ii) by certified check, (iii) by the surrender of shares of our Class A common stock (or attestation of ownership of shares of our Class A common stock) with an aggregate fair market value on the date on which the option is exercised, equal to the exercise price, or (iv) by payment through a broker in accordance with procedures established by the Federal Reserve Board. The term of an option cannot exceed ten years from the date of grant (or five years in the case of an incentive stock option granted to an individual who is a “ten percent stockholder”). The administrator will prescribe when an option will become exercisable but except for options granted to Nonemployee Directors, options generally will not become exercisable before the first anniversary of its grant. A participant cannot sell or dispose of more than fifty percent of the shares acquired under an option before the earlier of the first anniversary of the date of the option exercise or the date the participant is no longer employed by or providing services to us, our affiliate, our Manager or the operating partnership. Incentive stock options may only be granted under the Amended 2014 Individuals Plan to our employees and employees of our subsidiaries.

Stock Awards

The Amended 2014 Incentive Plans also provide for the grant of stock awards. A stock award is an award of shares of our Class A common stock that are subject to vesting requirements, restrictions on transfer and other restrictions as the administrator determines in its sole discretion on the date of grant, including the attainment of performance objectives. Except for stock awards granted to a Nonemployee Director, the restriction period generally will be at least one year. A participant may not sell or dispose of more than fifty percent of the shares acquired under a stock award before the earlier of the first anniversary of the date the stock award vests or the date the participant is no longer employed by or providing services to us, our affiliate, our Manager or the operating partnership. A participant who receives a stock award will have all of the rights of a stockholder as to those shares, including, without limitation, voting rights and the right to receive distributions; provided that if a stock award does not vest solely on the basis of continued employment or service, dividends will be accumulated and paid only when, and to the extent that, the stock award vests. During the period when stock awards are non-transferable or forfeitable, (i) a participant is prohibited from selling, transferring, pledging, exchanging, hypothecating or otherwise disposing of the participant’s stock award shares, (ii) the company will retain custody of any certificates and (iii) a participant must deliver a stock power to the company for each stock award.

Stock Appreciation Rights

The Amended 2014 Incentive Plans authorize the grant of stock appreciation rights. A stock appreciation right provides the participant with the right to receive, upon exercise of the stock appreciation right, a payment in cash, shares of our Class A common stock or a combination of the two. The amount that the participant will receive upon exercise of the stock appreciation right generally will equal the excess of the fair market value of the shares of our Class A common stock on the date of exercise over the shares’ fair market value on the date of grant. Stock appreciation rights will become exercisable in accordance with terms determined by the administrator but except for stock appreciation rights granted to Nonemployee Directors, generally will not become exercisable before the first anniversary of its grant. A participant cannot sell or dispose of more than fifty percent of the shares acquired under a stock appreciation right before the earlier of the first anniversary of the date the stock appreciation right is exercised or the date the participant is no longer employed by or providing services to us, our affiliate, our Manager or the operating partnership. Stock appreciation rights may be granted in tandem with an option grant or as independent grants. The term of a stock appreciation right cannot exceed ten years from the date of grant or five years in the case of a stock appreciation right granted under the Amended 2014 Individuals Plan in tandem with an incentive stock option awarded to an individual who is a “ten percent stockholder.”

Performance Units

The Amended 2014 Incentive Plans also authorize the grant of performance units. Performance units represent the participant’s right to receive an amount, based on the value of a specified number of shares of our Class A common stock, if performance goals or other requirements established by the administrator are met. The administrator will determine the applicable performance period (which generally will be at least one year except in the case of awards to Nonemployee Directors), the performance goals and such other conditions that apply to the performance unit. If the performance goals are met, performance units will be paid in cash, shares of our Class A common stock, other securities or property or a combination thereof. No more than fifty percent of the shares issued in settlement of performance units may be sold or disposed of before the first anniversary of the date that the shares were issued or the date that the participant is no longer employed by or providing services to us, our affiliate, our Manager or the operating partnership.

Incentive Awards

The Amended 2014 Incentive Plans also authorize us to make incentive awards. An incentive award entitles the participant to receive a payment if certain requirements are met. The administrator will establish the requirements that must be met before an incentive award is earned and the requirements may be stated with reference to one or more performance measures or criteria prescribed by the administrator. A performance goal or objective may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index and may be adjusted for unusual or non-recurring events, changes in applicable tax laws or accounting principles. Except for incentive awards granted to Nonemployee Directors, the period in which the performance will be measured generally will be at least one year. An incentive award that is earned will be settled in a single payment which may be in cash, Class A common stock or a combination of cash and Class A common stock. No more than fifty percent of the shares issued in settlement of an incentive award may be sold or disposed of before the first anniversary of the date that the shares are issued or the date that the participant is no longer employed by or providing services to us, our affiliate, our Manager or the operating partnership.

Other Equity-Based Awards

The administrator may grant other types of stock-based awards as other equity-based awards, including LTIP Units, under the Amended 2014 Incentive Plans. Other equity-based awards are payable in cash, shares of our Class A common stock or shares or units of such other equity, or a combination thereof, as determined by the administrator. The terms and conditions of other equity-based awards are determined by the administrator, and will include a requirement that performance objectives or other criteria be satisfied. The period in which the performance objectives or other criteria must be satisfied generally will be at least one year except in the case of other equity-based awards granted to Nonemployee Directors. In addition, a participant may not sell or dispose of more than fifty percent of the shares of common stock or other equity interests (including LTIP Units) covered by another equity-based award before the earlier of the first anniversary of the date that the shares or interests become vested or the date that the participant is no longer employed by or providing services to us, our affiliate, our Manager or the operating partnership.

LTIP Units are a special class of partnership interest in our operating partnership. Each LTIP Unit awarded will be deemed equivalent to an award of one share of Class A common stock under the Amended 2014 Incentive Plans, reducing their aggregate share authorization for other awards on a one-for-one basis. We will not receive a tax deduction for the value of any LTIP Units granted to participants. The vesting period for any LTIP Units, if any, will be determined at the time of issuance. LTIP Units, whether vested or not, will receive the same quarterly per-unit distributions as OP Units, which distributions will generally equal the per share distributions on shares of our Class A common stock. This treatment with respect to quarterly distributions is similar to the expected treatment of our stock awards, which will generally receive full dividends whether vested or not. Initially, LTIP Units will not have full parity with OP Units with respect to liquidating distributions. Under the terms of the LTIP Units, our operating partnership will revalue its assets upon the occurrence of certain specified events, and any increase in the operating partnership’s valuation from the time of the last revaluation until such event will be allocated first to the holders of LTIP Units to equalize the capital accounts of such holders with the capital accounts of holders of OP Units. Upon equalization of the capital accounts of the holders of LTIP Units with the other holders of OP Units, the LTIP Units will achieve full parity with OP Units for all purposes, including with respect to liquidating distributions. If such parity is reached, vested LTIP Units may be converted into an equal number of OP Units at any time, and thereafter enjoy all the rights of OP Units, including redemption/exchange rights. However, there are circumstances under which such parity would not be reached. Until and unless such parity is reached, the value that a holder of LTIP Units will realize for a given number of vested LTIP Units will be less than the value of an equal number of shares of our Class A common stock.

Dividend Equivalent Rights

The administrator may grant dividend equivalent rights in connection with the grant of performance units, other equity-based awards and incentive awards granted under the Amended 2014 Incentive Plans. Dividend equivalent rights may be paid currently or accrued as contingent cash obligations (in which case they may be deemed to have been reinvested in shares of our Class A common stock or otherwise reinvested) except that if the underlying award will not vest solely on account of continued employment or service, any dividend equivalents will be accumulated and paid only when and to the extent that the underlying award vests.

Section 162(m)

Section 162(m) of the Code limits, to $1,000,000, the deduction that a public corporation may claim each year for compensation paid to each of its chief executive officer and its three other most highly paid executive officers (other than the chief financial officer). The deduction limitation does not apply to compensation that qualifies as “performance based compensation” under Section 162(m) of the Code.

The company has not designed the Amended 2014 Individuals Plan so that awards can qualify under Section 162(m) of the Code. The company has determined that the deduction limitation has not limited the deductibility of our executives’ compensation and is not expected to affect the company’s compensation deductions in the foreseeable future. However, the company in the future may determine that the Amended 2014 Individuals Plan should be further amended, and submitted to stockholders for approval, so that awards can qualify as performance based compensation under Section 162(m) of the Code.

Change in Control

If we experience a change in control, the administrator may, at its discretion, provide that outstanding options, stock appreciation rights, stock awards, performance units, incentive awards or other equity-based awards that are not exercised prior to the change in control will be assumed by the surviving entity, or will be replaced by a comparable substitute award of substantially equal value granted by the surviving entity. The administrator may also provide that outstanding options and stock appreciation rights will be fully exercisable on the change in control, restrictions and conditions on outstanding stock awards will lapse upon the change in control and performance units, incentive awards or other equity-based awards will become earned and nonforfeitable in their entirety. The administrator may also provide that participants must surrender their outstanding options and stock appreciation rights, stock awards, performance units, incentive awards and other equity based awards in exchange for a payment, in cash or shares of our common stock or other securities or consideration received by stockholders in the change in control transaction, equal to the value received by stockholders in the change in control transaction (or, in the case of options and stock appreciation rights, the amount by which that transaction value exceeds the exercise price).

In summary, a change in control under the Amended 2014 Incentive Plans occurs if:

•	a person, entity or affiliated group (with certain exceptions) acquires, in a transaction or series of transactions, more than 50% of the total combined voting power of our outstanding securities;
•	there occurs a merger, consolidation, reorganization, or business combination, unless the holders of our voting securities immediately prior to such transaction have more than 50% of the combined voting power of the securities in the successor entity or its parent;

•	we (i) sell or dispose of all or substantially all of our assets or (ii) acquire assets or stock of another entity, unless the holders of our voting securities immediately prior to such transaction have more than 50% of the combined voting power of the securities in the successor entity or its parent; or
•	during any period of twelve consecutive months, individuals who, at the beginning of such period, constitute our board of directors together with any new directors (other than individuals who become directors in connection with certain transactions or election contests) cease for any reason to constitute a majority of our board of directors.

The Code has special rules that apply to “parachute payments,” i.e., compensation or benefits the payment of which is contingent upon a change in control. If certain individuals receive parachute payments in excess of a safe harbor amount prescribed by the Code, the payor is denied a federal income tax deduction for a portion of the payments and the recipient must pay a 20% excise tax, in addition to income tax, on a portion of the payments.

If we experience a change in control, benefits provided under the Amended 2014 Incentive Plans could be treated as parachute payments. In that event, the Amended 2014 Incentive Plans provide that the benefits under the Amended 2014 Incentive Plans, and all other parachute payments provided under other plans and agreements, will be reduced to the safe harbor amount, i.e., the maximum amount that may be paid without excise tax liability or loss of deduction, if the reduction allows the participant to receive greater after-tax benefits. The benefits under the Amended 2014 Incentive Plans and other plans and agreements will not be reduced, however, if the participant will receive greater after-tax benefits (taking into account the 20% excise tax payable by the participant) by receiving the total benefits. The Amended 2014 Incentive Plans also provide that these provisions do not apply to a participant who has an agreement with us providing that the participant cannot receive payments in excess of the safe harbor amount.

Amendment; Termination

Our board of directors may amend or terminate the Amended 2014 Incentive Plans at any time, provided that no amendment may adversely impair the rights of participants under outstanding awards. Our stockholders must approve any amendment if such approval is required under applicable law or stock exchange requirements. Our stockholders also must approve, among other things, any amendment that materially increases the benefits accruing to participants under the Amended 2014 Incentive Plans, materially increases the aggregate number of shares of our Class A common stock that may be issued under the Amended 2014 Incentive Plans (other than on account of stock dividends, stock splits, or other changes in capitalization as described above) or materially modifies the requirements as to eligibility for participation in the Amended 2014 Incentive Plans. For the avoidance of doubt, without the approval of stockholders, our board of directors may not (except on account of stock dividends, stock splits, or other changes in capitalization) (a) reduce the option price per share of an outstanding option or the exercise price of a stock appreciation right, (b) cancel an outstanding option or stock appreciation right when the option price or exercise prices applicable exceeds the fair market value of our common stock or (c) take any other action that may be treated as a repricing of an option or stock appreciation right under the rules and regulations of the principal exchange on which the common stock is listed for trading. Unless terminated sooner by our board of directors or extended with stockholder approval, the Amended 2014 Incentive Plans will terminate on the day before the tenth anniversary of the date our board of directors adopted the Amended 2014 Incentive Plans.

New Plan Benefits

If the Amended 2014 Incentive Plans are approved by our stockholders, future awards made thereunder will be determined in the discretion of the administrator. As of the date of this proxy statement, the administrator has not made any determination to make any future grants under the Amended 2014 Incentive Plans. Therefore, it is not possible to determine the future benefits that will be received by any individual participant (or any group of participants) under the Amended 2014 Incentive Plans. As of March 31, 2015, our Manager and all of our independent directors were actually participating in the 2014 Incentive Plans. If the Amended 2014 Incentive Plans are approved by our stockholders, we may grant LTIP Units to our Manager covering shares of Class A common stock pursuant to the Amended 2014 Entities Plan, but no determination has been made about the amount, timing or other terms of such award.

Each of R. Ramin Kamfar, our Chairman, Chief Executive Officer and President, Michael L. Konig, our Chief Operating Officer, Secretary and General Counsel, Christopher J. Vohs, our Chief Accounting Officer, Jordan B. Ruddy, our former Chief Operating Officer and President, and Gary T. Kachadurian, a member of our board of directors, who are all officers of our Manager, have a substantial interest in the approval by stockholders of the Amended 2014 Incentive Plans as potential recipients of awards. Additionally, Brian D. Bailey, I. Bobby Majumder and Romano Tio, who are the independent members of our board of directors, each have a substantial interest in the approval by stockholders of the Amended 2014 Individuals Plan as potential recipients of awards.

Compensation of Executive Officers and Directors

We do not currently have any employees and our executive officers are employed by our Manager. We will not reimburse our Manager for compensation paid to our executive officers. Officers will remain eligible for awards under the Amended 2014 Individuals Plan, as described above.

If a director is also one of our executive officers, we do not pay any compensation for services rendered as a director. The amount and form of compensation payable to our independent directors for their service to us is determined by our board of directors, based upon recommendations from our Manager. Two of our executive officers, Messrs. Konig and Vohs, manage our Manager, and Mr. Kamfar, our Chief Executive Officer and President and the Chairman of our board of directors, controls our Manager, and through the Manager, they are involved in recommending and setting the compensation to be paid to our independent directors.

We pay each of our independent directors an annual retainer of $25,000. In addition, we will pay our independent directors $2,500 in cash per board meeting attended, $2,000 in cash for each committee meeting attended, and $1,000 in cash for each teleconference meeting of the board or any committee. All directors will receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors.

We have provided below certain information regarding compensation earned by and paid to our directors during fiscal year 2014 (amounts in thousands).

Name	Fees Paid in Cash in 2014(1)	Restricted Stock Awards(2)	Total
Brian D. Bailey(3)	$53	$20	$73
I. Bobby Majumder(4)	53	20	73
Romano Tio(5)	53	20	73
Gary T. Kachadurian	—	—	—
R. Ramin Kamfar	—	—	—

(1)	Includes the $25,000 annual retainer paid in 2014, which retainer also compensated for services to be rendered in 2015 in the amount of $8,333.
(2)	Value of vested portion of March 15, 2010, August 8, 2011, August 8, 2012 and August 5, 2013 restricted stock grants as of February 20, 2015.
(3)	Includes twenty-eight $1,000 payments related to joint board of directors/audit committee/investment committee teleconference and in-person meetings, respectively. Excludes a $1,000 payment for one meeting held in 2014, but paid in 2015.
(4)	Includes twenty-five $1,000 payments and one $2,500 payment related to joint board of directors/audit committee/investment committee teleconference and in-person meetings, respectively. Excludes a $1,000 payment for one meeting held in 2014, but paid in 2015.
(5)	Includes twenty-three $1,000 payments and two $2,500 payments related to joint board of directors/audit committee/investment committee teleconference and in-person meetings, respectively. Excludes three $1,000 payments for three meetings held in 2014, but paid in 2015.

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors.

Federal Tax Consequences

Counsel advised us regarding the federal income tax consequences of the Amended 2014 Incentive Plans. No income is recognized by a participant at the time an option or stock appreciation right is granted. If the option is an incentive stock option, no income will be recognized upon the participant’s exercise of the incentive stock option. Income is recognized by a participant when he or she disposes of shares acquired under an incentive stock option. The exercise of a nonqualified stock option or a stock appreciation right generally is a taxable event that requires the participant to recognize, as ordinary income, the difference between the shares’ fair market value and the option price or the amount paid in settlement of the stock appreciation right.

Income is recognized on account of the grant of a stock award or another equity-based award (other than LTIP Units) when the shares or other property subject to the award first become transferable or are no longer subject to a substantial risk of forfeiture. At that time, the participant recognizes ordinary income equal to the fair market value of the shares or other property, less any amount paid by the participant for the shares or other property.

A participant will not recognize income on account of the grant or vesting of LTIP Units. The amount received under the LTIP Units will be taxed as ordinary income or capital gain, depending on the character of the income received by the operating partnership. Upon a sale or exchange of an LTIP Unit a participant will recognize long-term or short-term capital gain, depending on the period that the participant held the LTIP Units.

No income is recognized upon the grant of performance units or incentive awards. Income will be recognized on the date that payment is made under the performance units or incentive award in an amount equal to the amount paid in settlement of the awards.

The employer (either the company or its affiliate) generally will be entitled to claim a federal income tax deduction on the account of the exercise of a nonqualified stock option or stock appreciation right, the vesting of a stock award or other equity-based award and the settlement of performance units and incentive awards. The amount of the deduction generally is equal to the ordinary income recognized by the participant. The employer will not be entitled to a federal income tax deduction on account of the grant or exercise of an incentive stock option but may claim a federal income tax deduction on account of certain dispositions of shares acquired under an incentive stock option.

Proposed Amendments

This Proposal No. 2 requests stockholder approval of the amendments and restatements to each of the 2014 Individuals Plan and 2014 Entities Plan previously approved by our board of directors, which (1) increases the aggregate number of additional shares available under the 2014 Incentive Plans to 475,000 shares, and (2) includes other administrative changes to the 2014 Incentive Plans as further described above.

Share Increase

When the 2014 Incentive Plans were adopted by stockholders in January 2014, the 2014 Incentive Plans provided for the issuance of an aggregate number of shares of Class A common stock equal to 1.6 million, provided that if 8.0% of the shares sold in our IPO was less than 1.6 million, the shares authorized would be reduced to 8.0% of the number of shares sold in the IPO. We sold 3,448,276 shares of Class A common stock in our IPO, and thus, 275,862 shares of Class A common stock were authorized for issuance under the 2014 Incentive Plans. If the stockholders approve this Proposal No. 2, the aggregate number of shares available for issuance under the Amended 2014 Incentive Plans will be 475,000 shares. The following table reflects the activity that will have taken place since January 23, 2014 if this Proposal No. 2 is approved:

Shares Available For Future Grants
Shares available and reserved at inception of 2014 Incentive Plans – January 23, 2014:(1)	275,862
LTIP Units — Granted April 2, 2014:(2)
BRG Manager, LLC	(179,562)
Restricted Class A common stock — Granted March 24, 2015:(2)
Brian D. Bailey	(5,000)
I. Bobby Majumder	(5,000)
Romano Tio	(5,000)
Shares available under 2014 Incentive Plans as of March 31, 2015:(3)	81,300
Requested shares under Proposal No. 2:	475,000
Shares available under Amended 2014 Incentive Plans after authorized increase:	475,000

(1)	Prior to the inception of 2014 Incentive Plans, 21,242 shares of restricted stock were issued under the company’s former Incentive Plan, which were not included in and did not reduce the 275,862 shares available for issuance under the 2014 Incentive Plans, and are not reflected in this table. The former Incentive Plan was terminated upon the inception of the 2014 Incentive Plans, and no additional grants will be made under the former Incentive Plan.
(2)	If the stockholders approve this Proposal No. 2, the 179,562 LTIP Units and 15,000 shares of restricted Class A common stock issued under the 2014 Incentive Plans will be subsumed by and included within the 275,862 shares available and reserved at the inception of the 2014 Incentive Plans, and will not reduce the 475,000 shares requested under Proposal No. 2. Any such LTIP Units or shares that expire or are forfeited, terminated prior to exercise, or settled in cash shall become available for the grant of other awards under the Amended 2014 Incentive Plans, and the aggregate number of shares available for issuance thereunder will be correspondingly increased.
(3)	If the stockholders approve this Proposal No. 2, the 81,300 shares available under the 2014 Incentive Plans as of March 31, 2015 will be subsumed by and included within the 475,000 shares requested under Proposal No. 2, such that an aggregate of 475,000 shares will be available for issuance thereafter under the Amended 2014 Incentive Plans.

Additional Changes

The additional changes included in the Amended 2014 Incentive Plans provide as follows:

•	Shares that are tendered to pay the exercise price of an award or to satisfy tax withholding obligations will not be available for future awards under the Amended 2014 Incentive Plans.
•	The Amended 2014 Individuals Plan provides that a member of our board who is not our employee or an employee of an affiliate or our Manager or operating partnership (a “Nonemployee Director”), cannot receive awards in any calendar year covering more than 20,000 shares.
•	Awards under the Amended 2014 Incentive Plans, other than awards granted to Nonemployee Directors, generally will not become fully exercisable or vested until at least one year after their grant.
•	No more than 50% of the shares of Class A common stock acquired under an award granted under the Amended 2014 Incentive Plans can be sold before the earlier of (a) one year after the award is exercised or vests or (b) the date the participant’s employment or service ends.
•	Dividends and dividend equivalents related to an award that will vest for meeting performance goals will be accumulated and paid only when and to the extent that the underlying award vests.

Reasons for the Requested Approvals

Share Increase

Since our IPO in April 2014, our share base has grown significantly through an October 2014 follow-on offering and a January 2015 follow-on offering. Our board of directors believes the current number of shares available for issuance under the 2014 Incentive Plans is significantly low in comparison to our shares of Class A, Class B-2 and Class B-3 shares currently outstanding. Additionally, with our continued growth, it is difficult to forecast how many shares we will need each year. We anticipate that increasing the aggregate number of shares that may be issued under the Amended 2014 Incentive Plans pursuant to awards granted on and after the date that stockholders approve the Amended 2014 Incentive Plans to 475,000 shares will provide for adequate shares for at least three years based on our current size and share count. In determining that amount, we engaged a compensation consultant, Semler Brossy Consulting Group, LLC (“Semler Brossy”), to provide an analysis of certain of our equity incentive compensation practices, including the number of shares reserved for issuance under our 2014 Incentive Plans. In connection with this engagement, Semler Brossy established a benchmark group of competitive peer REITs, conducted a competitive analysis of the overall size and rate of grants made under the 2014 Incentive Plans relative to those of the benchmark group, reviewed the 2014 Incentive Plans relative to potential ISS and institutional investor concerns, and recommended an appropriate size of new share authorization for inclusion in the Amended 2014 Incentive Plans. The compensation committee and the board of directors utilized this information regarding the historical amounts of equity awards that we have granted in the past year and comparable award information from our peers in recommending the amendment and restatement of the 2014 Incentive Plans.

In determining the appropriate size of new share authorization for inclusion in the Amended 2014 Incentive Plans, the compensation committee and the board of directors also considered the total amount of awards outstanding under existing grants. As of March 31, 2015, there were a total of 16,454 unvested restricted shares outstanding (including 3,956 unvested restricted shares issued under our former Incentive Plan), and 179,562 unvested LTIP Units. Our 196,016 outstanding unvested awards and 81,300 authorized shares available for issuance under the 2014 Incentive Plans (collectively referred to as the “overhang”) represent approximately 2.06% of our outstanding shares of stock (inclusive of shares underlying outstanding OP Units). We believe that our success could not have been achieved without the efforts of our management. The demand and competition for qualified personnel in the real estate investment industry remains high, and without a strong retention program, it would be extremely difficult to retain qualified personnel. We believe awards under our 2014 Incentive Plans are necessary to retain our Manager and our non-employee directors, and to remain competitive in our industry. Without stockholder approval of the amendment and restatement of each of the 2014 Incentive Plans, the awards available to our Manager and non-employee directors will remain limited, and we will be forced to either reduce or eliminate long-term incentive awards or replace them with cash compensation. If we eliminate long-term awards, it will likely diminish our ability to retain our Manager. If we instead pay compensation in cash, the amount of capital that we have available to reinvest in our growth will be reduced. We believe that both of these alternatives may reduce stockholder value.

Additional Changes

The additional changes we are seeking to our 2014 Incentive Plans, in addition to the increase in share authorization, are designed to improve governance of the 2014 Incentive Plans and better align the interests of our executive officers, directors, manager and its and our employees with those of our stockholders. We believe these changes will align our 2014 Incentive Plans with new market developments relative to equity compensation, and ultimately create additional stockholder value.

Appraisal Rights

Under Maryland law and our charter, you will not be entitled to rights of appraisal with respect to the amendment and restatement of the 2014 Incentive Plans. Accordingly, to the extent that you object to the amendment and restatement of the 2014 Incentive Plans, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.

Vote Required

The affirmative vote of a majority of the votes cast by stockholders present in person or by proxy at the meeting is required to approve this proposal. In addition, under the NYSE MKT rules, the total number of votes cast must represent a majority of the outstanding shares entitled to vote on the proposal. For purposes of the NYSE MKT rules, abstentions are treated as votes cast and, therefore, will have the same effect as an “against” vote.

Broker non-votes are also considered entitled to vote, having the practical effect of increasing the number of affirmative votes required to achieve a majority of the shares entitled to vote. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal.

Proxies received will be voted FOR approval of this proposal unless stockholders designate otherwise.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE AMENDMENT AND RESTATEMENT OF THE 2014 INCENTIVE PLANS.

PROPOSAL 3.
RATIFY SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the annual meeting, you and the other stockholders will vote for, against or abstain from voting to ratify the selection of BDO USA, LLP as our independent registered public accounting firm for 2015.

The appointed proxies will vote your shares of common stock as you instruct, unless you submit your proxy without instructions. This proposal is considered “routine” under NYSE MKT rules, so brokers may vote in their discretion on behalf of beneficial owners who have not provided voting instructions. Where no such vote is cast, the appointed proxies will vote FOR this proposal.

Vote Required

Under our charter, the affirmative vote of a majority of the votes cast at the meeting at which a quorum is present is required to approve Proposal 3. Abstentions and broker non-votes will have no effect on the result of the votes on this proposal, but they will count toward the establishment of a quorum.

If this proposal is not approved by our stockholders, the adverse vote will be considered a direction to our audit committee to consider other auditors for next year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment in 2015 will stand, unless our audit committee determines there is a reason for making a change.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE SELECTION OF BDO USA, LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR 2015.

STOCKHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

If a stockholder wishes to present a proposal at the 2016 annual meeting, our bylaws require that the stockholder give advance written notice to our secretary, Michael L. Konig, at our executive offices no earlier than November 22, 2015 and no later than December 22, 2015. However, if we hold our 2016 annual meeting before April 28, 2016, or after June 27, 2016, stockholders must submit proposals no earlier than 150 days prior to the 2016 annual meeting date and no later than the later of 120 days prior to the 2016 annual meeting date or ten (10) days after announcement of the 2016 annual meeting date. The mailing address of our executive offices is 712 Fifth Avenue, 9th Floor, New York, New York 10019.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holder.

Whether you plan to attend the meeting and vote in person or not, we urge you to have your vote recorded. Stockholders can submit their votes by proxy by mail, using the enclosed proxy card. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

APPENDIX A

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN FOR INDIVIDUALS
Effective         ,   2015

ARTICLE I
DEFINITIONS

1.01.  Affiliate

“Affiliate” means, with respect to any entity, any other entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the first entity (including, but not limited to, joint ventures, limited liability companies and partnerships). For this purpose, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”) shall mean ownership, directly or indirectly, of 50% or more of the total combined voting power of all classes of voting securities issued by such entity, or the possession, directly or indirectly, of the power to direct the management and policies of such entity, by contract or otherwise.

1.02.  Agreement

“Agreement” means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, an award of Performance Units, an Incentive Award, an Option, SAR or Other Equity-Based Award (including an LTIP Unit) granted to such Participant.

1.03.  Board

“Board” means the Board of Directors of the Company.

1.04.  Change in Control

“Change in Control” means and includes each of the following:

(a)  The acquisition, either directly or indirectly, by any individual, entity or group (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act), of more than 50% of either (i) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such shares of Common Stock issuable upon the exercise of options or warrants, the conversion of convertible shares or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control (i) any acquisition by the Company or any of its subsidiaries or by the Manager or any of its Affiliates, (ii) any acquisition by a trustee or other fiduciary holding the Company’s securities under an employee benefit plan sponsored or maintained by the Company or any of its Affiliates, (iii) any acquisition by an underwriter, initial purchaser or placement agent temporarily holding the Company’s securities pursuant to an offering of such securities or (iv) any acquisition by an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the then Outstanding Company Common Stock.

(b)  Individuals who constitute Incumbent Directors at the beginning of any consecutive twelve month period, together with any new Incumbent Directors who become members of the Board during such twelve month period, cease to be a majority of the Board at the end of such twelve month period.

(c)  The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), in each case, unless following such Business Combination:

(i)  the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination, beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or the analogous governing body) of the entity resulting from such Business Combination (the “Successor Entity”) (or, if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities to elect a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity (the “Parent Company”));

(ii)  no Person (other than any employee benefit plan sponsored or maintained by the Successor Entity or the Parent Company) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Successor Entity); and

(iii)  at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Successor Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination;

(d)  The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company.

In addition, if a Change in Control (as defined in clauses (a) through (d) above) constitutes a payment event with respect to any Option, SAR, Stock Award, Performance Unit, Incentive Award or Other Equity-Based Award that provides for the deferral of compensation and is subject to Section 409A of the Code, no payment will be made under that award on account of a Change in Control unless the event described in subsection (a), (b), (c) or (d) above, as applicable, constitutes a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5).

1.05.  Code

“Code” means the Internal Revenue Code of 1986, and any amendments thereto.

1.06.  Committee

“Committee” means the Compensation Committee of the Board. Unless otherwise determined by the Board, the Committee shall consist solely of two or more non-employee members of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, an “outside director” for purposes of Section 162(m) of the Code (if awards under this Plan are subject to the deduction limitation of Section 162(m) of the Code) and an “independent director” under the rules of any exchange or automated quotation system on which the Common Stock is listed, traded or quoted; provided, however, that any action taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the foregoing requirements or otherwise provided in any charter of the Committee. If there is no Compensation Committee, then “Committee” means the Board; and provided further that with respect to awards made to a member of the Board who is not an employee of the Company or an Affiliate of the Company, “Committee” means the Board.

1.07.  Common Stock

“Common Stock” means the Class A common stock of the Company.

1.08.  Company

“Company” means Bluerock Residential Growth REIT, Inc., a Maryland corporation.

1.09.  Control Change Date

“Control Change Date” means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the “Control Change Date” is the date of the last of such transactions on which the Change in Control occurs.

1.10.  Corresponding SAR

“Corresponding SAR” means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.11.  Dividend Equivalent Right

“Dividend Equivalent Right” means the right, subject to the terms and conditions prescribed by the Committee, of a Participant to receive (or have credited) cash, securities or other property in amounts equivalent to the cash, securities or other property dividends declared on shares of Common Stock with respect to specified Performance Units, an Other Equity-Based Award or Incentive Award of units denominated in shares of Common Stock or other Company securities, as determined by the Committee, in its sole discretion. The Committee shall provide that Dividend Equivalent Rights payable with respect to any such award that does not become nonforfeitable solely on the basis of continued employment or service shall be accumulated and distributed only when, and to the extent that, the underlying award is vested or earned. The Committee may provide that Dividend Equivalent Rights (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.

1.12.  Effective Date

“Effective Date” means the date this Plan, as amended and restated herein, is approved by the Company’s stockholders in accordance with Article XVIII.

1.13.  Entities Plan

“Entities Plan” means the Bluerock Residential Growth REIT, Inc. Amended and Restated 2014 Equity Incentive Plan for Entities, as amended and restated effective         , 2015, and as further amended from time to time.

1.14.  Exchange Act

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.15.  Fair Market Value

“Fair Market Value” means, on any given date, the reported “closing” price of a share of Common Stock on the New York Stock Exchange for such date or, if there is no closing price for a share of Common Stock on the date in question, the closing price for a share of Common Stock on the last preceding date for which a quotation exists. If, on any given date, the Common Stock is not listed for trading on the New York Stock Exchange, then Fair Market Value shall be the “closing” price of a share of Common Stock on such other exchange on which the Common Stock is listed for trading for such date (or, if there is no closing price for a share of Common Stock on the date in question, the closing price for a share of Common Stock on the last preceding date for which such quotation exists) or, if the Common Stock is not listed on any exchange, the amount determined by the Committee using any reasonable method in good faith and in accordance with the regulations under Section 409A of the Code.

1.16.  Incentive Award

“Incentive Award” means an award awarded under Article XI which, subject to the terms and conditions prescribed by the Committee, entitles the Participant to receive a payment from the Company or an Affiliate of the Company.

1.17.  Incumbent Directors

“Incumbent Directors” means individuals elected to the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) and whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the directors serving on the Board at the time of the election or nomination, as applicable, shall be an Incumbent Director. No individual designated to serve as a director by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 1.04(a) or Section 1.04(c) and no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors shall be an Incumbent Director.

1.18.  Initial Value

“Initial Value” means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to an SAR granted independently of an Option, the price per share of Common Stock as determined by the Committee on the date of grant; provided, however, that the price shall not be less than the Fair Market Value on the date of grant (or 110% of the Fair Market Value on the date of grant in the case of a Corresponding SAR that relates to an incentive stock option granted to a Ten Percent Shareholder). Except as provided in Article XII, without the approval of stockholders (a) the Initial Value of an outstanding SAR may not be reduced (by amendment, cancellation and new grant or otherwise) and (b) no payment shall be made in cancellation of an SAR without the approval of stockholders if, on the date of such amendment, cancellation, new grant or payment the Initial Value exceeds Fair Market Value.

1.19.  LTIP Unit

“LTIP Unit” means an “LTIP Unit” as defined in the Operating Partnership’s partnership agreement. An LTIP Unit granted under this Plan represents the right to receive the benefits, payments or other rights in respect of an LTIP Unit set forth in that partnership agreement, subject to the terms and conditions of the applicable Agreement and that partnership agreement.

1.20.  Manager

“Manager” means BRG Manager, LLC, a Delaware limited liability company and the Company’s external manager.

1.21.  Nonemployee Director

“Nonemployee Director” means a member of the Board who is not an employee of the Company, an Affiliate of the Company, the Manager or the Operating Partnership.

1.22.  Offering

“Offering” means the initial public offering of Common Stock registered under the Securities Act of 1933, as amended.

1.23.  OP Units

“OP Units” means units of limited partnership interest of the Operating Partnership.

1.24.  Operating Partnership

“Operating Partnership” means Bluerock Residential Holdings, L.P., a Delaware limited partnership and the Company’s operating partnership.

1.25.  Option

“Option” means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.26.  Other Equity-Based Award

“Other Equity-Based Award” means any award other than an Incentive Award, an Option, SAR, a Performance Unit award or a Stock Award which, subject to such terms and conditions as may be prescribed by the Committee, entitles a Participant to receive shares of Common Stock or rights or units valued in whole or in part by reference to, or otherwise based on, shares of Common Stock (including securities convertible into Common Stock) or other equity interests, including LTIP Units.

1.27.  Participant

“Participant” means an employee or officer of the Company or an Affiliate of the Company, a member of the Board, or an individual who provides services to the Company or an Affiliate of the Company (including an individual who provides services to the Company or an Affiliate of the Company by virtue of employment with, or providing services to, the Manager or the Operating Partnership or an Affiliate of the Manager or Operating Partnership), and who satisfies the requirements of Article IV and is selected by the Committee to receive an award of Performance Units or a Stock Award, an Incentive Award, Option, SAR, Other Equity-Based Award or a combination thereof.

1.28.  Performance Units

“Performance Units” means an award, in the amount determined by the Committee, stated with reference to a specified or determinable number of shares of Common Stock, that in accordance with the terms of an Agreement entitles the holder to receive a payment for each specified unit equal to the value of an equal number of shares of Common Stock on the date of payment.

1.29.  Plan

“Plan” means this Bluerock Residential Growth REIT, Inc. Amended and Restated 2014 Equity Incentive Plan for Individuals, as set forth herein and as further amended from time to time.

1.30.  REIT

“REIT” means a real estate investment trust within the meaning of Sections 856 through 860 of the Code.

1.31.  SAR

“SAR” means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of the SAR, the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.32.  Stock Award

“Stock Award” means shares of Common Stock awarded to a Participant under Article VIII.

1.33.  Ten Percent Shareholder

“Ten Percent Shareholder” means any individual owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a “parent corporation” or “subsidiary corporation” (as such terms are defined in Section 424 of the Code) of the Company. An individual shall be considered to own any voting shares owned (directly or indirectly) by or for his or her brothers, sisters, spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting shares owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a stockholder, partner or beneficiary.

ARTICLE II
PURPOSES

This Plan is intended to assist the Company and its Affiliates in recruiting and retaining employees, trustees and other individuals who provide services to the Company or an Affiliate of the Company with ability and initiative by enabling such persons to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its stockholders. This Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code (“incentive stock options”) and Options not so qualifying, and the grant of SARs, Stock Awards, Performance Units, Incentive Awards and Other Equity-Based Awards in accordance with this Plan and any procedures that may be established by the Committee. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option.

ARTICLE III
ADMINISTRATION

This Plan shall be administered by the Committee. The Committee shall have authority to grant SARs, Stock Awards, Performance Units, Incentive Awards, Options and Other Equity-Based Awards upon such terms (not inconsistent with the provisions of this Plan), as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award, an award of Performance Units, an Incentive Award or an Other Equity-Based Award. Notwithstanding any such conditions or any provision of the Plan (i) the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award or Other Equity-Based Award may become transferable or nonforfeitable or the time at which an Other Equity-Based Award, an Incentive Award or an award of Performance Units may be settled (a) in connection with a termination of employment or service (including, but not limited to death, disability, retirement or involuntary termination) or (b) if the award has been outstanding for at least one year and (ii) up to 23,750 shares of Common Stock may be issued under the Plan and the entities Plan without regard to the preceding clause (i) or the minimum vesting requirements of Sections 6.06, 7.04, 8.02, 9.02, 10.02 and 11.02 (either pursuant to the original terms of the award or acceleration). In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of this Plan (including rules and regulations that require or allow Participants to defer the payment of benefits under this Plan); and to make all other determinations necessary or advisable for the administration of this Plan.

The Committee’s determinations under this Plan (including without limitation, determinations of the individuals to receive awards under this Plan, the form, amount and timing of such awards, the terms and provisions of such awards and the Agreements) need not be uniform and may be made by the Committee selectively among individuals who receive, or are eligible to receive, awards under this Plan, whether or not such persons are similarly situated. The express grant in this Plan of any specific power to the Committee with respect to the administration or interpretation of this Plan shall not be construed as limiting any power or authority of the Committee with respect to the administration or interpretation of this Plan. Any decision made, or action taken, by the Committee in connection with the administration of this Plan shall be final and conclusive. The members of the Committee shall not be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Incentive Award, Stock Award, Other Equity-Based Award or award of Performance Units. All expenses of administering this Plan shall be borne by the Company.

ARTICLE IV
ELIGIBILITY

Any employee of the Company or an Affiliate of the Company (including a trade or business that becomes an Affiliate of the Company after the adoption of this Plan) and any member of the Board is eligible to participate in this Plan. In addition, any other individual who provides services to the Company or an Affiliate of the Company (including an individual who provides services to the Company or an Affiliate of the Company by virtue of employment with, or providing services to, the Manager or the Operating Partnership or an Affiliate of the Manager or the Operating Partnership) is eligible to participate in this Plan if the Committee, in its sole reasonable discretion, determines that the participation of such individual is in the best interest of the Company.

ARTICLE V
COMMON SHARES SUBJECT TO PLAN

5.01.  Common Shares Issued

Upon the award of Common Stock pursuant to a Stock Award, an Other Equity-Based Award or in settlement of an Incentive Award or an award of Performance Units, the Company may deliver (and shall deliver if required under an Agreement) to the Participant shares of Common Stock from its authorized but unissued Common Shares. Upon the exercise of any Option or SAR, the Company may deliver, to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Shares.

5.02.  Aggregate and Grant Limits

(a)  The maximum aggregate number of shares of Common Stock that may be issued under this Plan (pursuant to Options, SARs, Stock Awards or Other Equity-Based Awards and the settlement of Incentive Awards and Performance Units granted on or after the Effective Date) together with the number of shares of Common Stock issued under the Entities Plan (pursuant to Options, SARs, Stock Awards or Other Equity-Based Awards and the settlement of Incentive Awards and Performance Units granted under the Entities Plan on or after the Effective Date) is equal to 475,000 shares. Other Equity-Based Awards that are LTIP Units shall reduce the maximum aggregate number of Common Shares that may be issued under this Plan and the Entities Plan on a one-for-one basis, i.e., the grant of each LTIP Unit shall be treated as an award of a share of Common Stock.

(b)  The maximum number of shares of Common Stock that may be issued under this Plan and the Entities Plan in accordance with Section 5.02(a) shall be subject to adjustment as provided in Article XII.

(c)  The maximum number of shares of Common Stock that may be issued upon the exercise of Options that are incentive stock options or Corresponding SARs that are related to incentive stock options shall be determined in accordance with Sections 5.02(a) and 5.02(b).

(d)  A Nonemployee Director may not be granted Options, SARs, Stock Awards, Performance Units, Other Equity-Based Awards or Incentive Awards in any calendar year with respect to more than 20,000 shares of Common Stock.

(e)  Shares of Common Stock issued under this Plan and the Entities Plan pursuant to Options, SARs, Stock Awards or Other Equity-Based Awards and the settlement of Incentive Awards and Performance Units granted before the Effective Date shall be issued pursuant to the terms of the Plan and the Entities Plan as in effect before the Effective Date and shall not affect or reduce the number of shares of Common Stock that may be issued in accordance with Section 5.02(a).

5.03.  Reallocation of Shares

If, on or after any Effective Date, any award or grant under this Plan or the Entities Plan (including LTIP Units and awards or grants made before the Effective Date) expires, is forfeited or is terminated without having been exercised or is paid in cash without a requirement for the delivery of Common Stock, then any shares of Common Stock covered by such lapsed, cancelled, expired, unexercised or cash-settled portion of such award or grant and any forfeited, lapsed, cancelled or expired LTIP Units shall be available for the grant of other Options, SARs, Stock Awards, Other Equity-Based Awards and settlement of Incentive Awards and Performance Units under this Plan or the Entities Plan. Any shares of Common Stock tendered or withheld on or after the Effective Date to satisfy the grant or exercise price or tax withholding obligation pursuant to any award under this Plan or the Entities Plan shall not be available for future grants or awards. If shares of Common Stock are issued in settlement of an SAR granted under this Plan or the Entities Plan, the number of shares of Common Stock available under this Plan and the Entities Plan shall be reduced by the number of shares of Common Stock for which the SAR was exercised rather than the number of shares of Common Stock issued in settlement of the SAR. To the extent permitted by applicable law or the rules of any exchange on which the Common Stock is listed for trading, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Affiliate of the Company shall not reduce the number of shares of Common Stock available for issuance under this Plan and the Entities Plan.

ARTICLE VI
OPTIONS

6.01.  Award

In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards.

6.02.  Option Price

The price per share of Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted. Notwithstanding the preceding sentence, the price per share of Common Stock purchased on the exercise of any Option that is an incentive stock option granted to an individual who is a Ten Percent Shareholder on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the Option is granted. Except as provided in Article XII, without the approval of stockholders (a) the price per share of Common Stock of an outstanding Option may not be reduced (by amendment, cancellation and new grant or otherwise) and (b) no payment shall be made in cancellation of an Option if on the date of such amendment, cancellation, replacement grant or payment the Option Price exceeds Fair Market Value.

6.03.  Maximum Option Period

The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted. In the case of an incentive stock option granted to a Participant who is a Ten Percent Shareholder on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any Option may provide that it is exercisable for a period less than such maximum period.

6.04.  Transferability

Any rights or restrictions with respect to the ability of the holder of any Option granted under this Plan to transfer such Option shall be set forth in the Agreement relating to such grant; provided, however, that (a) an Option may be transferred by will or the laws of descent and distribution and (b) an Option that is an incentive stock option may be transferred only by will or laws of descent and distribution.

6.05.  Employee Status

Incentive stock options may only be granted to employees of the Company or its “parent” and “subsidiaries” (as such terms are defined in Section 424 of the Code). For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.06.  Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that no Option (other than an Option granted to a Non-Employee Director) may become exercisable before the first anniversary of its grant or the date of the Participant’s death, disability or involuntary termination or as provided in Section 15.01. In addition, incentive stock options (granted under this Plan and all plans of the Company and its “parents” and “subsidiaries” (as such terms are defined in Section 424 of the Code)) may not be first exercisable in a calendar year for Common Shares having a Fair Market Value (determined as of the date an Option is granted) exceeding $100,000. An Option granted under this Plan may be exercised with respect to any number of whole shares of Common Stock less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares of Common Stock subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares of Common Stock with respect to which the Option is exercised.

6.07.  Payment

Subject to rules established by the Committee and unless otherwise provided in an Agreement, payment of all or part of the Option price may be made in cash, certified check, by tendering shares of Common Stock, by attestation of ownership of shares of Common Stock, by a broker-assisted cashless exercise or in such other form or manner acceptable to the Committee. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined on the date of exercise) of the Common Stock so surrendered or other consideration paid must not be less than the Option price of the shares for which the Option is being exercised.

6.08.  Stockholder Rights

No Participant shall have any rights as a stockholder with respect to shares of Common Stock subject to an Option until the date of exercise of such Option.

6.09.  Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock acquired pursuant to an Option before the earlier of (i) the first anniversary of the exercise of the Option or (ii) the date the Participant is no longer employed by or providing services to the Company, an Affiliate of the Company, the Manager and the Operating Partnership. A Participant shall notify the Company of any sale or other disposition of shares of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

ARTICLE VII
SARS

7.01.  Award

In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards. No Participant may be granted Corresponding SARs (under this Plan and all plans of the Company and its “parents” and “subsidiaries” (as such terms are defined in Section 424 of the Code)) that are related to incentive stock options which are first exercisable in any calendar year for shares of Common Stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

7.02.  Maximum SAR Period

The term of each SAR shall be determined by the Committee on the date of grant, except that no SAR shall have a term of more than ten years from the date of grant. In the case of a Corresponding SAR that is related to an incentive stock option granted to a Participant who is a Ten Percent Shareholder on the date of grant, such Corresponding SAR shall not be exercisable after the expiration of five years from the date of grant. The terms of any SAR may provide that it has a term that is less than such maximum period.

7.03.  Transferability

Any rights or restrictions with respect to the ability of the holder of any SAR granted under this Plan to transfer such SAR shall be set forth in the Agreement relating to such grant; provided, however, that (a) an SAR may be transferred by will or the laws of descent and distribution and (b) a Corresponding SAR that relates to an incentive stock option may be transferred only by will or the laws of descent and distribution.

7.04.  Exercise

Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that no SAR (other than an SAR granted to a Nonemployee Director) may become exercisable before the first anniversary of its grant or the date of the Participant’s death, disability or involuntary termination or as provided in Section 15.01. In addition, a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares of Common Stock subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares of Common Stock with respect to which the SAR is exercised.

7.05.  Employee Status

If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

7.06.  Settlement

At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, shares of Common Stock, or a combination of cash and Common Stock. No fractional share of Common Stock will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

7.07.  Stockholder Rights

No Participant shall, as a result of receiving an SAR, have any rights as a stockholder of the Company or any Affiliate of the Company until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

7.08.  Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock acquired pursuant to an SAR before the earlier of (i) the first anniversary of the exercise of the SAR or (ii) the date the Participant is no longer employed by or providing services to the Company, an Affiliate of the Company, the Manager or the Operating Partnership.

ARTICLE VIII
STOCK AWARDS

8.01.  Award

In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards.

8.02.  Vesting

The Committee, on the date of the award, shall prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. Except for Stock Awards granted to a Nonemployee Director, the period in which the shares of Common Stock covered by a Stock Award are forfeitable or otherwise restricted shall not end before the first anniversary of the grant of the Stock Award, the date of the Participant’s death, disability or involuntary termination or as provided in Section 15.01. By way of example and not of limitation, the Committee may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted subject to the attainment of objectives stated with reference to the business of the Company or an Affiliate of the Company or a business unit’s attainment of objectives stated with respect to performance criteria established by the Committee.

8.03.  Employee Status

In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or continuous service, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

8.04.  Stockholder Rights

Unless otherwise specified in accordance with the applicable Agreement, while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable, a Participant will have all rights of a stockholder with respect to a Stock Award, including the right to receive dividends and vote the shares of Common Stock; provided, however, that (i) dividends payable on shares of Common Stock subject to a Stock Award that does not become nonforfeitable solely on the basis of continued employment or service shall be accumulated and paid, without interest, when and to the extent that the underlying Stock Award becomes nonforfeitable; (ii) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (iii) the Company shall retain custody of any certificates representing shares of Common Stock granted pursuant to a Stock Award, and (iv) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

8.05.  Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock acquired under a Stock Award before the earlier of (i) the first anniversary of the date that the Stock Award became nonforfeitable and (ii) the date the Participant is no longer employed by or providing services to the Company, an Affiliate of the Company, the Manager or the Operating Partnership.

ARTICLE IX
PERFORMANCE UNIT AWARDS

9.01.  Award

In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom an award of Performance Units is to be made and will specify the number of shares of Common Stock or other securities or property covered by such awards and the terms and conditions of such awards. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Performance Units.

9.02.  Earning the Award

The Committee, on the date of the grant of an award, shall prescribe that the Performance Units will be earned, and the Participant will be entitled to receive payment pursuant to the award of Performance Units, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Committee. Except with respect to Performance Units granted to a Nonemployee Director, the period in which Performance Units will be earned shall not end before the first anniversary of the grant of the Performance Units, the date of the Participant’s death, disability or involuntary termination or as provided in Section 15.01.

9.03.  Payment

In the discretion of the Committee, the amount payable when an award of Performance Units is earned may be settled in cash, by the issuance of shares of Common Stock, by the delivery of other securities or property or a combination thereof. A fractional share of Common Stock shall not be deliverable when an award of Performance Units is earned, but a cash payment will be made in lieu thereof. The amount payable when an award of Performance Units is earned shall be paid in a lump sum.

9.04.  Stockholder Rights

A Participant, as a result of receiving an award of Performance Units, shall not have any rights as a stockholder until, and then only to the extent that, the award of Performance Units is earned and settled in shares of Common Stock. After an award of Performance Units is earned and settled in Common Stock, a Participant will have all the rights of a stockholder of the Company.

9.05.  Transferability

Any rights or restrictions with respect to the ability of the holder of any Performance Unit granted under this Plan to transfer such Performance Unit shall be set forth in the Agreement relating to such grant; provided, however, that Performance Units may be transferred by will or the laws of descent and distribution.

9.06.  Employee Status

In the event that the terms of any Performance Unit award provide that no payment will be made unless the Participant completes a stated period of employment or continued service, the Committee may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

9.07.  Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock issued in settlement of Performance Units before the earlier of (i) the first anniversary of the date the shares were issued to the Participant or (ii) the date the Participant is no longer employed by or providing services to the Company, an Affiliate of the Company, the Manager or the Operating Partnership.

ARTICLE X
OTHER EQUITY–BASED AWARDS

10.01.  Award

In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom an Other Equity-Based Award is to be made and will specify the number of shares of Common Stock or other equity interests (including LTIP Units) covered by such awards and the terms and conditions of such awards; provided, however, that the grant of LTIP Units must satisfy the requirements of the partnership agreement of the Operating Partnership as in effect on the date of grant. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Other Equity-Based Award.

10.02.  Terms and Conditions

The Committee, at the time an Other Equity-Based Award is made, shall specify the terms and conditions which govern the award. The terms and conditions of an Other Equity-Based Award may prescribe that a Participant’s rights in the Other Equity-Based Award shall be forfeitable, nontransferable or otherwise restricted for a period of time or subject to such other conditions as may be determined by the Committee, in its discretion and set forth in the Agreement. Except with respect to Other Equity-Based Awards granted to a Nonemployee Director, the period in which such award shall be forfeitable, nontransferable or otherwise restricted shall not end before the first anniversary of the grant of the Other Equity-Based Award, the date of the Participant’s death, disability, involuntary termination or as provided in Section 15.01. Other Equity-Based Awards may be granted to Participants, either alone or in addition to other awards granted under this Plan, and Other Equity-Based Awards may be granted in the settlement of other Awards granted under this Plan.

10.03.  Payment or Settlement

Other Equity-Based Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, shall be payable or settled in shares of Common Stock, cash or a combination of Common Stock and cash, as determined by the Committee in its discretion; provided, however, that any shares of Common Stock that are issued on account of the conversion of LTIP Units into shares of Common Stock shall not reduce the number of shares of Common Stock available for issuance under the Plan or the Entities Plan. Other Equity-Based Awards denominated as equity interests other than shares of Common Stock may be paid or settled in shares or units of such equity interests or cash or a combination of both as determined by the Committee in its discretion.

10.04.  Employee Status

If the terms of any Other Equity-Based Award provides that it may be earned or exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

10.05.  Stockholder Rights

A Participant, as a result of receiving an Other Equity-Based Award, shall not have any rights as a stockholder until, and then only to the extent that, the Other Equity-Based Award is earned and settled in shares of Common Stock.

10.06.  Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock or other equity interests (including LTIP Units) covered by an Other Equity-Based Award before the earlier of (i) the first anniversary of the date that such shares or interests become nonforfeitable and (ii) the date the Participant is no longer employed or providing services to the Company, an Affiliate of the Company, the Manager or the Operating Partnership.

ARTICLE XI
INCENTIVE AWARDS

11.01.  Award

In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom an Incentive Award is to be made and will specify the terms and conditions of such award. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Incentive Award.

11.02.  Terms and Conditions

The Committee, at the time an Incentive Award is made, shall specify the terms and conditions that govern the award. Such terms and conditions may prescribe that the Incentive Award shall be earned only to the extent that the Participant, the Company or an Affiliate of the Company, during a performance period of at least one year, achieves objectives stated with reference to one or more performance measures or criteria prescribed by the Committee. A goal or objective may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index. When establishing goals and objectives, the Committee may exclude any or all special, unusual, and/or extraordinary items as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes. The Committee may also adjust the performance goals for any Incentive Award as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine. Such terms and conditions also may include other limitations on the payment of Incentive Awards including, by way of example and not of limitation, requirements that the Participant complete a specified period of employment or service with the Company or an Affiliate of the Company or that the Company, an Affiliate of the Company, or the Participant attain stated objectives or goals (in addition to those prescribed in accordance with the preceding sentence) as a prerequisite to payment under an Incentive Award.

11.03.  Nontransferability

Except to the extent otherwise provided in the applicable Agreement, Incentive Awards granted under this Plan shall, so long as such Incentive Awards are subject to vesting or forfeiture restrictions, be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

11.04.  Employee Status

If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or continued service the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

11.05.  Settlement

An Incentive Award that is earned shall be settled with a single lump sum payment which may be in cash, shares of Common Stock or a combination of cash and Common Stock, as determined by the Committee.

11.06.  Stockholder Rights

No Participant shall, as a result of receiving an Incentive Award, have any rights as a stockholder of the Company or an Affiliate of the Company until the date that the Incentive Award is settled and then only to the extent that the Incentive Award is settled by the issuance of shares of Common Stock.

11.07.  Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock issued in settlement of an Incentive Award until the earlier of (i) the first anniversary of the date the shares were issued to the Participant or (ii) the date the Participant is no longer employed by or providing services to the Company, an Affiliate of the Company, the Manager or the Operating Partnership.

ARTICLE XII
ADJUSTMENT UPON CHANGE IN COMMON SHARES

The maximum number of shares of Common Stock as to which Options, SARs, Performance Units, Incentive Awards, Stock Awards and Other Equity-Based Awards may be granted under this Plan and the Entities Plan, the grant limitation applicable to Nonemployee Directors and the terms of outstanding Stock Awards, Options, SARs, Incentive Awards, Performance Units and Other Equity-Based Awards granted under this Plan and the Entities Plan, shall be adjusted as the Board determines is equitably required in the event that (i) the Company (a) effects one or more nonreciprocal transactions between the Company and its shareholders such as a share dividend, extra-ordinary cash dividend, share split-up, subdivision or consolidation of Common Stock that affects the number or kind of shares of Common Stock (or other securities of the Company) or the Fair Market Value (or the value of other Company securities) and causes a change in the Fair Market Value of the shares of Common Stock subject to outstanding awards or (b) engages in a transaction to which Section 424 of the Code applies or (ii) there occurs any other event which, in the judgment of the Board necessitates such action. Any determination made under this Article XII by the Board shall be nondiscretionary, final and conclusive.

The issuance by the Company of any class of Common Stock, or securities convertible into any class of Common Stock, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of Common Stock or obligations of the Company convertible into such Common Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares of Common Stock as to which Options, SARs, Performance Units, Incentive Awards, Stock Awards and Other Equity-Based Awards may be granted under this Plan and the Entities Plan, the grant limitation applicable to Nonemployee Directors or the terms of outstanding Stock Awards, Incentive Awards, Options, SARs, Performance Units or Other Equity-Based Awards under this Plan and the Entities Plan.

The Committee may make Stock Awards and may grant Options, SARs, Performance Units, Incentive Awards or Other Equity-Based Awards under this Plan and under the Entities Plan in substitution for performance shares, phantom shares, share awards, stock options, share appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate of the Company in connection with a transaction described in the first paragraph of this Article XII. Notwithstanding any provision of this Plan and the Entities Plan, the terms of such substituted Stock Awards, SARs, Other Equity-Based Awards, Options or Performance Units granted under this Plan or the Entities Plan shall be as the Committee, in its discretion, determines is appropriate.

ARTICLE XIII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal, state and foreign laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all stock exchanges on which the Common Stock may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to represent Common Stock when a Stock Award is granted, a Performance Unit, Incentive Award or Other Equity-Based Award is settled or for which an Option or SAR is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal, state and foreign laws and regulations. No Option or SAR shall be exercisable, no Stock Award or Performance Unit shall be granted, no Common Stock shall be issued, no certificate for

Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

ARTICLE XIV
GENERAL PROVISIONS

14.01.  Effect on Employment and Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual or entity any right to continue in the employ or service of the Company or an Affiliate of the Company or in any way affect any right and power of the Company or an Affiliate of the Company to terminate the employment or service of any individual or entity at any time with or without assigning a reason therefor.

14.02.  Unfunded Plan

This Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

14.03.  Rules of Construction

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

All awards made under this Plan are intended to comply with, or otherwise be exempt from, Section 409A of the Code (“Section 409A”), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b)(12). This Plan and all Agreements shall be administered, interpreted and construed in a manner consistent with Section 409A. Nevertheless, the tax treatment of the benefits provided under this Plan or any Agreement is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors or trustees, officers, employees or advisors (other than in his or her individual capacity as a Participant with respect to his or her individual liability for taxes, interest, penalties or other monetary amounts) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or any other taxpayer as a result of the Plan or any Agreement. If any provision of this Plan or any Agreement is found not to comply with, or otherwise not be exempt from, the provisions of Section 409A, it shall be modified and given effect, in the sole discretion of the Committee and without requiring the Participant’s consent, in such manner as the Committee determines to be necessary or appropriate to comply with, or effectuate an exemption from, Section 409A. Each payment under an award granted under this Plan shall be treated as a separate identified payment for purposes of Section 409A.

If a payment obligation under an award or an Agreement arises on account of the Participant’s termination of employment and such payment obligation constitutes “deferred compensation” (as defined under Treasury Regulation section 1.409A-1(b)(1), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b))12)), it shall be payable only after the Participant’s “separation from service” (as defined under Treasury Regulation section 1.409A-1(h)); provided, however, that if the Participant is a “specified employee” (as defined under Treasury Regulation section 1.409A-1(i)) then, subject to any permissible acceleration of payment by the Committee under Treasury Regulation Section 1.409A-3(j)(4)(ii) (domestic relations orders), Treasury Regulation Section 1.409A-3(j)(4)(iii) (conflicts of interest) or Treasury Regulation Section 1.409A-3(j)(4)(iv) (payment of employment taxes) any such payment that is scheduled to be paid within six months after such separation from service shall accrue without interest and shall be paid on the first day of the seventh month beginning after the date of the Participant’s separation from service or, if earlier, within fifteen days after the appointment of the personal representative or executor of the Participant’s estate following the Participant’s death.

14.04.  Withholding Taxes

Each Participant shall be responsible for satisfying any income, employment and other tax withholding obligations attributable to participation in this Plan. Unless otherwise provided by the Agreement, any such withholding tax obligations may be satisfied in cash (including from any cash payable in settlement of an award of Performance Units, SARs or Other Equity-Based Award) or a cash equivalent acceptable to the Committee. Except to the extent prohibited by Treasury Regulation Section 1.409A-3(j), any minimum statutory federal, state, district, city or foreign withholding tax obligations also may be satisfied (a) by surrendering to the Company shares of Common Stock previously acquired by the Participant; (b) by authorizing the Company to withhold or reduce the number of shares of Common Stock otherwise issuable to the Participant upon the exercise of an Option or SAR, the settlement of a Performance Unit award, Incentive Award or an Other Equity-Based Award (if applicable) or the grant or vesting of a Stock Award; or (c) by any other method as may be approved by the Committee. If shares of Common Stock are used to pay all or part of such withholding tax obligation, the Fair Market Value of the Common Stock surrendered, withheld or reduced shall be determined as of the date of surrender, withholding or reduction and the number of shares of Common Stock which may be withheld, surrendered or reduced shall be limited to the number of shares of Common Stock which have a Fair Market Value on the date of withholding, surrender or reduction equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for tax purposes that are applicable to such supplemental taxable income.

14.05.  REIT Status

This Plan shall be interpreted and construed in a manner consistent with the Company’s status as a REIT. No award shall be granted or awarded, and with respect to any award granted under this Plan, such award shall not vest, be exercisable or be settled (i) to the extent that the grant, vesting, exercise or settlement could cause the Participant or any other person to be in violation of the share ownership limit or any other limitation on ownership or transfer prescribed by the Company’s charter, or (ii) if, in the discretion of the Committee, the grant, vesting, exercise or settlement of the award could impair the Company’s status as a REIT.

14.06.  Elections Under Section 83(b)

No Participant may make an election under Section 83(b) of the Code with respect to the grant of any award, the vesting of any award, the settlement of any award or the issuance of Common Stock under the Plan without the consent of the Company, which the Company may grant or withhold in its sole discretion.

ARTICLE XV
CHANGE IN CONTROL

15.01.  Impact of Change in Control.

Upon a Change in Control the Committee may prescribe that (i) all outstanding Options and SARs shall be fully vested and exercisable, (ii) outstanding Stock Awards shall be transferable and nonforfeitable and (iii) outstanding Performance Units, Incentive Awards and Other Equity-Based Awards shall be earned and nonforfeitable in their entirety.

15.02.  Assumption Upon Change in Control.

In addition to the vesting of awards under Section 15.01, in the event of a Change in Control, the Committee, in its discretion and without the need for a Participant’s consent, may provide that an outstanding Option, SAR, Stock Award, Incentive Award, Performance Unit or Other Equity-Based Award shall be assumed by, or a substitute award granted by, the Successor Entity (or, if applicable, the Parent Company) in the Change in Control. Such assumed or substituted award shall be of the same type of award as the original Option, SAR, Stock Award, Performance Unit, Incentive Award or Other Equity-Based Award being assumed or substituted. The assumed or substituted award shall be immediately vested and shall have a value (or the difference between the Fair Market Value and the option price or Initial Value in the case of Options and SARs), as of the Control Change Date, that is substantially equal to the value of the original award (or the difference between the Fair Market Value and the option price or Initial Value in the case of Options and SARs) as the Committee determines is equitably required and such other terms and conditions as may be prescribed by the Committee.

15.03.  Cash-Out Upon Change in Control.

In addition to the vesting of awards under Section 15.01, in the event of a Change in Control, the Committee, in its discretion and without the need of a Participant’s consent, may provide that each Option, SAR, Stock Award and Performance Unit, Incentive Award and Other Equity-Based Award shall be cancelled in exchange for a payment. The payment may be in cash, Common Stock or other securities or consideration received by stockholders in the Change in Control transaction or, in the case of an Incentive Award, the entire amount that can be paid under the Incentive Award. Except as provided in the preceding sentence with respect to the Incentive Awards, the amount of the payment shall be an amount that is substantially equal to (i) the amount by which the price per share received by stockholders in the Change in Control for each share of Common Stock exceeds the option price or Initial Value in the case of an Option and SAR, or (ii) for each share of Common Stock subject to a Stock Award, Performance Unit or Other Equity-Based Award, the price per share received by stockholders or (iii) the value of the other securities or property in which the Performance Unit or Other Equity-Based award is denominated. If the option price or Initial Value exceeds the price per share received by stockholders in the Change in Control transaction, the Option or SAR may be cancelled under this Section 15.03 without any payment to the Participant.

15.04.  Limitation of Benefits

The benefits that a Participant may be entitled to receive under this Plan and other benefits that a Participant is entitled to receive under other plans, agreements and arrangements (which, together with the benefits provided under this Plan, are referred to as “Payments”), may constitute Parachute Payments that are subject to Code Sections 280G and 4999. As provided in this Section 15.04, the Parachute Payments will be reduced pursuant to this Section 15.04 if, and only to the extent that, a reduction will allow a Participant to receive a greater Net After Tax Amount than a Participant would receive absent a reduction.

The Accounting Firm will first determine the amount of any Parachute Payments that are payable to a Participant. The Accounting Firm also will determine the Net After Tax Amount attributable to the Participant’s total Parachute Payments.

The Accounting Firm will next determine the largest amount of Payments that may be made to the Participant without subjecting the Participant to tax under Code Section 4999 (the “Capped Payments”). Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Capped Payments.

The Participant will receive the total Parachute Payments or the Capped Payments, whichever provides the Participant with the higher Net After Tax Amount. If the Participant will receive the Capped Payments, the total Parachute Payments will be adjusted by first reducing the amount of any benefits under this Plan or any other plan, agreement or arrangement that are not subject to Section 409A of the Code (with the source of the reduction to be directed by the Participant) and then by reducing the amount of any benefits under this Plan or any other plan, agreement or arrangement that are subject to Section 409A of the Code (with the source of the reduction to be directed by the Participant) in a manner that results in the best economic benefit to the Participant (or, to the extent economically equivalent, in a pro rata manner). The Accounting Firm will notify the Participant and the Company if it determines that the Parachute Payments must be reduced to the Capped Payments and will send the Participant and the Company a copy of its detailed calculations supporting that determination.

As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time that the Accounting Firm makes its determinations under this Article XV, it is possible that amounts will have been paid or distributed to the Participant that should not have been paid or distributed under this Section 15.04 (“Overpayments”), or that additional amounts should be paid or distributed to the Participant under this Section 15.04 (“Underpayments”). If the Accounting Firm determines, based on either the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which assertion the Accounting Firm believes has a high probability of success or controlling precedent or substantial authority, that an Overpayment has been made, the Participant must repay the Overpayment to the Company, without interest; provided, however, that no amount will be payable by the Participant to the Company unless, and then only to the extent that, the repayment would either reduce the amount on which the Participant is subject to tax under Code Section 4999 or generate a refund of tax imposed under Code Section 4999. If the

Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Participant and the Company of that determination and the amount of that Underpayment will be paid, without interest, to the Participant promptly by the Company.

For purposes of this Section 15.04, the term “Accounting Firm” means the independent accounting firm engaged by the Company immediately before the Control Change Date. For purposes of this Article XV, the term “Net After Tax Amount” means the amount of any Parachute Payments or Capped Payments, as applicable, net of taxes imposed under Code Sections 1, 3101(b) and 4999 and any State or local income taxes applicable to the Participant on the date of payment. The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Payments, as applicable, in effect on the date of payment. For purposes of this Section 15.04, the term “Parachute Payment” means a payment that is described in Code Section 280G(b)(2), determined in accordance with Code Section 280G and the regulations promulgated or proposed thereunder.

Notwithstanding any other provision of this Section 15.04, this Section 15.04 shall not limit or otherwise supersede the provisions of any other agreement or plan which provides that a Participant cannot receive Payments in excess of the Capped Payments.

ARTICLE XVI
AMENDMENT

The Board may amend or terminate this Plan at any time; provided, however, that no amendment may adversely impair the rights of Participants with respect to outstanding awards. In addition, an amendment will be contingent on approval of the Company’s stockholders if such approval is required by law or the rules of any exchange on which the Common Stock is listed or if the amendment would materially increase the benefits accruing to Participants under this Plan, materially increase the aggregate number of shares of Common Stock that may be issued under this Plan and the Entities Plan (except as provided in Article XII) or materially modify the requirements as to eligibility for participation in this Plan. For the avoidance of doubt, without the approval of stockholders, the Board may not (except pursuant to Article XII) (a) reduce the option price per share of an outstanding Option or the Initial Value of an outstanding SAR, (b) cancel an outstanding Option or outstanding SAR when the option price or Initial Value, as applicable exceeds the Fair Market Value or (c) take any other action with respect to an outstanding Option or an outstanding SAR that may be treated as a repricing of the award under the rules and regulations of the principal exchange on which the Common Stock is listed for trading.

ARTICLE XVII
DURATION OF PLAN

No Stock Award, Performance Unit Award, Incentive Award, Option, SAR or Other Equity-Based Award may be granted under this Plan after           , 2025. Stock Awards, Performance Unit awards, Options, SARs and Other Equity-Based Awards granted before such date shall remain valid in accordance with their terms.

ARTICLE XVIII
EFFECTIVENESS OF PLAN

Options, SARs, Stock Awards, Performance Unit Awards, Incentive Awards and Other Equity-Based Awards may be granted under this Plan, as amended and restated herein, on and after the Effective Date.

APPENDIX B

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN FOR ENTITIES
Effective           , 2015

ARTICLE I
DEFINITIONS

1.01.  Affiliate

“Affiliate” means, with respect to any entity, any other entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the first entity (including, but not limited to, joint ventures, limited liability companies and partnerships). For this purpose, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”) shall mean ownership, directly or indirectly, of 50% or more of the total combined voting power of all classes of voting securities issued by such entity, or the possession, directly or indirectly, of the power to direct the management and policies of such entity, by contract or otherwise.

1.02.  Agreement

“Agreement” means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, an award of Performance Units, an Incentive Award, an Option, SAR or Other Equity-Based Award (including an LTIP Unit) granted to such Participant.

1.03.  Board

“Board” means the Board of Directors of the Company.

1.04.  Change in Control

“Change in Control” means and includes each of the following:

(a)  The acquisition, either directly or indirectly, by any individual, entity or group (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act), of more than 50% of either (i) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such shares of Common Stock issuable upon the exercise of options or warrants, the conversion of convertible shares or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control (i) any acquisition by the Company or any of its subsidiaries or by the Manager or any of its Affiliates, (ii) any acquisition by a trustee or other fiduciary holding the Company’s securities under an employee benefit plan sponsored or maintained by the Company or any of its Affiliates, (iii) any acquisition by an underwriter, initial purchaser or placement agent temporarily holding the Company’s securities pursuant to an offering of such securities or (iv) any acquisition by an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the then Outstanding Company Common Stock.

(b)  Individuals who constitute Incumbent Directors at the beginning of any consecutive twelve month period, together with any new Incumbent Directors who become members of the Board during such twelve month period, cease to be a majority of the Board at the end of such twelve month period.

(c)  The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), in each case, unless following such Business Combination:

(i)  the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination, beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or the analogous governing body) of the entity resulting from such Business Combination (the “Successor Entity”) (or, if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities to elect a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity (the “Parent Company”));

(ii)  no Person (other than any employee benefit plan sponsored or maintained by the Successor Entity or the Parent Company) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Successor Entity); and

(iii)  at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Successor Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination;

(d)  The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company.

In addition, if a Change in Control (as defined in clauses (a) through (d) above) constitutes a payment event with respect to any Option, SAR, Stock Award, Performance Unit, Incentive Award or Other Equity-Based Award that provides for the deferral of compensation and is subject to Section 409A of the Code, no payment will be made under that award on account of a Change in Control unless the event described in subsection (a), (b), (c) or (d) above, as applicable, constitutes a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5).

1.05.  Code

“Code” means the Internal Revenue Code of 1986, and any amendments thereto.

1.06.  Committee

“Committee” means the Compensation Committee of the Board. Unless otherwise determined by the Board, the Committee shall consist solely of two or more non-employee members of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, an “outside director” for purposes of Section 162(m) of the Code (if awards under this Plan are subject to the deduction limitation of Section 162(m) of the Code) and an “independent director” under the rules of any exchange or automated quotation system on which the Common Stock is listed, traded or quoted; provided, however, that any action taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the foregoing requirements or otherwise provided in any charter of the Committee. If there is no Compensation Committee, then “Committee” means the Board.

1.07.  Common Stock

“Common Stock” means the Class A common stock of the Company.

1.08.  Company

“Company” means Bluerock Residential Growth REIT, Inc., a Maryland corporation.

1.09.  Control Change Date

“Control Change Date” means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the “Control Change Date” is the date of the last of such transactions on which the Change in Control occurs.

1.10.  Corresponding SAR

“Corresponding SAR” means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.11.  Dividend Equivalent Right

“Dividend Equivalent Right” means the right, subject to the terms and conditions prescribed by the Committee, of a Participant to receive (or have credited) cash, securities or other property in amounts equivalent to the cash, securities or other property dividends declared on shares of Common Stock with respect to specified Performance Units, an Other Equity-Based Award or Incentive Award of units denominated in shares of Common Stock or other Company securities, as determined by the Committee, in its sole discretion. The Committee shall provide that Dividend Equivalent Rights payable with respect to any such award that does not become nonforfeitable solely on the basis of continued service shall be accumulated and distributed only when, and to the extent that, the underlying award is vested or earned. The Committee may provide that Dividend Equivalent Rights (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.

1.12.  Effective Date

“Effective Date” means the date this Plan, as amended and restated herein, is approved by the Company’s shareholders in accordance with Article XVIII.

1.13.  Exchange Act

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.14.  Fair Market Value

“Fair Market Value” means, on any given date, the reported “closing” price of a share of Common Stock on the New York Stock Exchange for such date or, if there is no closing price for a share of Common Stock on the date in question, the closing price for a share of Common Stock on the last preceding date for which a quotation exists. If, on any given date, the Common Stock is not listed for trading on the New York Stock Exchange, then Fair Market Value shall be the “closing” price of a share of Common Stock on such other exchange on which the Common Stock is listed for trading for such date (or, if there is no closing price for a share of Common Stock on the date in question, the closing price for a share of Common Stock on the last preceding date for which such quotation exists) or, if the Common Stock is not listed on any exchange, the amount determined by the Committee using any reasonable method in good faith and in accordance with the regulations under Section 409A of the Code.

1.15.  Incentive Award

“Incentive Award” means an award awarded under Article XI which, subject to the terms and conditions prescribed by the Committee, entitles the Participant to receive a payment from the Company or an Affiliate of the Company.

1.16.  Incumbent Directors

“Incumbent Directors” means individuals elected to the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) and whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the directors serving on the Board at the time of the election or nomination, as applicable, shall be an Incumbent Director. No individual designated to serve as a director by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 1.04(a) or Section 1.04(c) and no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors shall be an Incumbent Director.

1.17.  Individuals Plan

“Individuals Plan” means the Bluerock Residential Growth, Inc. Amended and Restated 2014 Equity Incentive Plan for Individuals, as amended and restated effective           , 2015, and as further amended from time to time.

1.18.  Initial Value

“Initial Value” means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to an SAR granted independently of an Option, the price per share of Common Stock as determined by the Committee on the date of grant; provided, however, that the price shall not be less than the Fair Market Value on the date of grant. Except as provided in Article XII, without the approval of stockholders (a) the Initial Value of an outstanding SAR may not be reduced (by amendment, cancellation and new grant or otherwise) and (b) no payment shall be made in cancellation of an SAR if, on the date of such amendment, cancellation, new grant or payment the Initial Value exceeds Fair Market Value.

1.19.  LTIP Unit

“LTIP Unit” means an “LTIP Unit” as defined in the Operating Partnership’s partnership agreement. An LTIP Unit granted under this Plan represents the right to receive the benefits, payments or other rights in respect of an LTIP Unit set forth in that partnership agreement, subject to the terms and conditions of the applicable Agreement and that partnership agreement.

1.20.  Manager

“Manager” means BRG Manager, LLC, a Delaware limited liability company and the Company’s external manager.

1.21.  Offering

“Offering” means the initial public offering of Common Stock registered under the Securities Act of 1933, as amended.

1.22.  OP Units

“OP Units” means units of limited partnership interest of the Operating Partnership.

1.23.  Operating Partnership

“Operating Partnership” means Bluerock Residential Holdings, L.P., a Delaware limited partnership and the Company’s operating partnership.

1.24.  Option

“Option” means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.25.  Other Equity-Based Award

“Other Equity-Based Award” means any award other than an Incentive Award, an Option, SAR, a Performance Unit award or a Stock Award which, subject to such terms and conditions as may be prescribed by the Committee, entitles a Participant to receive shares of Common Stock or rights or units valued in whole or in part by reference to, or otherwise based on, shares of Common Stock (including securities convertible into Common Stock) or other equity interests, including LTIP Units.

1.26.  Participant

“Participant” means the Manager and any other entity that provides services to the Company or an Affiliate of the Company (including an entity that provides services to the Company or an Affiliate of the Company by virtue of its providing services to the Manager or an Affiliate of the Manager), and that satisfies the requirements of Article IV and is selected by the Committee to receive an award of Performance Units or a Stock Award, an Incentive Award, Option, SAR, Other Equity-Based Award or a combination thereof.

1.27.  Performance Units

“Performance Units” means an award, in the amount determined by the Committee, stated with reference to a specified or determinable number of shares of Common Stock, that in accordance with the terms of an Agreement entitles the holder to receive a payment for each specified unit equal to the value of an equal number of shares of Common Stock on the date of payment.

1.28.  Plan

“Plan” means this Bluerock Residential Growth REIT, Inc. Amended and Restated 2014 Equity Incentive Plan for Entities, as set forth herein and as further amended from time to time.

1.29.  REIT

“REIT” means a real estate investment trust within the meaning of Sections 856 through 860 of the Code.

1.30.  SAR

“SAR” means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of the SAR, the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.31.  Stock Award

“Stock Award” means shares of Common Stock awarded to a Participant under Article VIII.

ARTICLE II
PURPOSES

This Plan is intended to assist the Company and its Affiliates in securing and retaining the services of entities that provide services to the Company or an Affiliate of the Company with ability and initiative by enabling such entities to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its stockholders. This Plan is intended to permit the grant of Options, SARs, Stock Awards, Performance Units, Incentive Awards and Other Equity-Based Awards in accordance with this Plan and any procedures that may be established by the Committee.

ARTICLE III
ADMINISTRATION

This Plan shall be administered by the Committee. The Committee shall have authority to grant SARs, Stock Awards, Performance Units, Incentive Awards, Options and Other Equity-Based Awards upon such terms (not inconsistent with the provisions of this Plan), as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award, an award of Performance Units, an Incentive Award or an Other Equity-Based Award. Notwithstanding any such conditions, or any provision of the Plan (i) the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award or Other Equity-Based Award may become transferable or nonforfeitable or the time at which an Other Equity-Based Award, an Incentive Award or an award of Performance Units may be settled (a) in connection with a termination of service or (b) if the award has been outstanding for at least one year and (ii) up to 23,750 shares of Common Stock may be issued under the Plan and the Individuals Plan without regard to the preceding clause (i) or the minimum vesting requirements of Sections 6.06, 7.04, 8.02, 9.02, 10.02 and 11.02 (either pursuant to the original terms of the award or acceleration). In addition, the Committee shall have complete authority to interpret all provisions of this Plan;

to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of this Plan (including rules and regulations that require or allow Participants to defer the payment of benefits under this Plan); and to make all other determinations necessary or advisable for the administration of this Plan.

The Committee’s determinations under this Plan (including without limitation, determinations of the entities to receive awards under this Plan, the form, amount and timing of such awards, the terms and provisions of such awards and the Agreements) need not be uniform and may be made by the Committee selectively among entities who receive, or are eligible to receive, awards under this Plan, whether or not such entities are similarly situated. The express grant in this Plan of any specific power to the Committee with respect to the administration or interpretation of this Plan shall not be construed as limiting any power or authority of the Committee with respect to the administration or interpretation of this Plan. Any decision made, or action taken, by the Committee in connection with the administration of this Plan shall be final and conclusive. The members of the Committee shall not be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Incentive Award, Stock Award, Other Equity-Based Award or award of Performance Units. All expenses of administering this Plan shall be borne by the Company.

ARTICLE IV
ELIGIBILITY

The Manager and any entity that provides significant services to the Company or an Affiliate of the Company (including an entity that provides services to the Company or an Affiliate of the Company by virtue of its providing services to the Manager or an Affiliate of the Manager) is eligible to participate in this Plan if the Committee, in its sole reasonable discretion, determines that the participation of such entity is in the best interest of the Company.

ARTICLE V
COMMON SHARES SUBJECT TO PLAN

5.01.  Common Shares Issued

Upon the award of Common Stock pursuant to a Stock Award, an Other Equity-Based Award or in settlement of an Incentive Award or an award of Performance Units, the Company may deliver (and shall deliver if required under an Agreement) to the Participant shares of Common Stock from its authorized but unissued Common Shares. Upon the exercise of any Option or SAR, the Company may deliver, to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Shares.

5.02.  Aggregate Limit

(a)  The maximum aggregate number of shares of Common Stock that may be issued under this Plan (pursuant to Options and SARs, Stock Awards or Other Equity-Based Awards and the settlement of Incentive Awards and Performance Units granted on or after the Effective Date) together with the number of shares of Common Stock issued under the Individuals Plan (pursuant to Options and SARs, Stock Awards or Other Equity-Based Awards and the settlement of Incentive Awards and Performance Units granted under the Individuals Plan on or after the Effective Date) is equal to 475,000 shares. Other Equity-Based Awards that are LTIP Units shall reduce the maximum aggregate number of Common Shares that may be issued under this Plan and the Individuals Plan on a one-for-one basis, i.e., the grant of each LTIP Unit shall be treated as an award of a share of Common Stock.

(b)  The maximum number of shares of Common Stock that may be issued under this Plan and the Individuals Plan in accordance with Section 5.02(a) shall be subject to adjustment as provided in Article XII.

(c)  Shares of Common Stock issued under this Plan and the Individuals Plan pursuant to Options, SARs, Stock Awards or Other Equity-Based Awards and the settlement of Incentive Awards and Performance Units granted before the Effective Date shall be issued pursuant to the terms of the Plan and the Individuals Plan as in effect before the Effective Date and shall not affect or reduce the number of shares of Common Stock that may be issued in accordance with Section 5.02(a).

5.03.  Reallocation of Shares

If, on or after the Effective Date, any award or grant under this Plan or the Individuals Plan (including LTIP Units and awards or grants made before the Effective Date) expires, is forfeited or is terminated without having been exercised or is paid in cash without a requirement for the delivery of Common Stock, then any shares of Common Stock covered by such lapsed, cancelled, expired, unexercised or cash-settled portion of such award or grant and any forfeited, lapsed, cancelled or expired LTIP Units shall be available for the grant of other Options, SARs, Stock Awards, Other Equity-Based Awards and settlement of Incentive Awards and Performance Units under this Plan or the Individuals Plan. Any shares of Common Stock tendered or withheld on or after the Effective Date to satisfy the grant or exercise price or tax withholding obligation pursuant to any award under this Plan or the Individuals Plan shall not be available for future grants or awards. If shares of Common Stock are issued in settlement of an SAR granted under this Plan or the Individuals Plan, the number of shares of Common Stock available under this Plan and the Individuals Plan shall be reduced by the number of shares of Common Stock for which the SAR was exercised rather than the number of shares of Common Stock issued in settlement of the SAR. To the extent permitted by applicable law or the rules of any exchange on which the Common Stock is listed for trading, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Affiliate of the Company shall not reduce the number of shares of Common Stock available for issuance under this Plan and the Individuals Plan.

ARTICLE VI
OPTIONS

6.01.  Award

In accordance with the provisions of Articles III and IV, the Committee will designate each entity to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards.

6.02.  Option Price

The price per share of Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted. Except as provided in Article XII, without the approval of stockholders (a) the price per share of Common Stock of an outstanding Option may not be reduced (by amendment, cancellation and new grant or otherwise) and (b) no payment shall be made in cancellation of an Option if, on the date of such amendment, cancellation, replacement grant or payment the Option Price exceeds Fair Market Value.

6.03.  Maximum Option Period

The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted. The terms of any Option may provide that it is exercisable for a period less than such maximum period.

6.04.  Transferability

Any rights or restrictions with respect to the ability of the holder of any Option granted under this Plan to transfer such Option shall be set forth in the Agreement relating to such grant.

6.05.  Service Provider Status

In the event that the terms of any Option provide that it may be exercised only during continued service or within a specified period of time after termination of continued service, the Committee may decide to what extent temporary interruptions of continuous service shall affect the Option.

6.06.  Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that no Option may become exercisable before the first anniversary of its grant or the date of the Participant’s termination of service or as provided in Section 15.01. An Option granted under this Plan may be exercised with respect to any number of whole shares of Common Stock less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares of Common Stock subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares of Common Stock with respect to which the Option is exercised.

6.07.  Payment

Subject to rules established by the Committee and unless otherwise provided in an Agreement, payment of all or part of the Option price may be made in cash, certified check, by tendering shares of Common Stock, by attestation of ownership of shares of Common Stock, by a broker-assisted cashless exercise or in such other form or manner acceptable to the Committee. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined on the date of exercise) of the Common Stock so surrendered or other consideration paid must not be less than the Option price of the shares for which the Option is being exercised.

6.08.  Stockholder Rights

No Participant shall have any rights as a stockholder with respect to shares of Common Stock subject to an Option until the date of exercise of such Option.

6.09.  Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock acquired pursuant to an Option before the earlier of (i) the first anniversary of the exercise of the Option or (ii) the date the Participant is no longer providing services to the Company, an Affiliate of the Company, the Manager and the Operating Partnership.

ARTICLE VII
SARS

7.01.  Award

In accordance with the provisions of Articles III and IV, the Committee will designate each entity to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards.

7.02.  Maximum SAR Period

The term of each SAR shall be determined by the Committee on the date of grant, except that no SAR shall have a term of more than ten years from the date of grant. The terms of any SAR may provide that it has a term that is less than such maximum period.

7.03.  Transferability

Any rights or restrictions with respect to the ability of the holder of any SAR granted under this Plan to transfer such SAR shall be set forth in the Agreement relating to such grant.

7.04.  Exercise

Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that no SAR may become exercisable before the first anniversary of its grant or the date of the Participant’s termination of service or as provided in Section 15.01. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares of Common Stock subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares of Common Stock with respect to which the SAR is exercised.

7.05.  Service Provider Status

If the terms of any SAR provide that it may be exercised only during continued service or within a specified period of time after termination of continued service, the Committee may decide to what extent temporary interruptions of continuous service shall affect the SAR.

7.06.  Settlement

At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, shares of Common Stock, or a combination of cash and Common Stock. No fractional share of Common Stock will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

7.07.  Stockholder Rights

No Participant shall, as a result of receiving an SAR, have any rights as a stockholder of the Company or any Affiliate of the Company until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

7.08.  Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock acquired pursuant to an SAR before the earlier of (i) the first anniversary of the exercise of the SAR or (ii) the date the Participant is no longer providing services to the Company, an Affiliate of the Company, the Manager or the Operating Partnership.

ARTICLE VIII
STOCK AWARDS

8.01.  Award

In accordance with the provisions of Articles III and IV, the Committee will designate each entity to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards.

8.02.  Vesting

The Committee, on the date of the award, shall prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. The period in which the shares of Common Stock covered by a Stock Award are forfeitable or otherwise restricted shall not end before the first anniversary of the grant of the Stock Award, the date of the Participant’s termination of service or as provided in Section 15.01. By way of example and not of limitation, the Committee may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted subject to the attainment of objectives stated with reference to the business of the Company or an Affiliate of the Company or a business unit’s attainment of objectives stated with respect to performance criteria established by the Committee.

8.03.  Service Provider Status

In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or continuous service, the Committee may decide in each case to what extent temporary interruptions of continuous service shall affect the Stock Award.

8.04.  Stockholder Rights

Unless otherwise specified in accordance with the applicable Agreement, while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable, a Participant will have all rights of a stockholder with respect to a Stock Award, including the right to receive dividends and vote the shares of Common Stock; provided, however, that (i) dividends payable on shares of Common Stock subject to a Stock Award that does not become nonforfeitable solely on the basis of continued service shall be accumulated and paid, without interest, when and to the extent that the underlying Stock Award becomes nonforfeitable; (ii) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (iii) the Company shall retain custody of any certificates representing shares of Common Stock granted pursuant to a Stock Award, and (iv) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

8.05.  Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock acquired under a Stock Award before the earlier of (i) the first anniversary of the date that the Stock Award became nonforfeitable and (ii) the date the Participant is no longer providing services to the Company, an Affiliate of the Company, the Manager or the Operating Partnership.

ARTICLE IX
PERFORMANCE UNIT AWARDS

9.01.  Award

In accordance with the provisions of Articles III and IV, the Committee will designate each entity to whom an award of Performance Units is to be made and will specify the number of shares of Common Stock or other securities or property covered by such awards and the terms and conditions of such awards. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Performance Units.

9.02.  Earning the Award

The Committee, on the date of the grant of an award, shall prescribe that the Performance Units will be earned, and the Participant will be entitled to receive payment pursuant to the award of Performance Units, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Committee. The period in which Performance Units will be earned shall not end before the first anniversary of the grant of the Performance Units, the date of the Participant’s termination of service or as provided in Section 15.01.

9.03.  Payment

In the discretion of the Committee, the amount payable when an award of Performance Units is earned may be settled in cash, by the issuance of shares of Common Stock, by the delivery of other securities or property or a combination thereof. A fractional share of Common Stock shall not be deliverable when an award of Performance Units is earned, but a cash payment will be made in lieu thereof. The amount payable when an award of Performance Units is earned shall be paid in a lump sum.

9.04.  Stockholder Rights

A Participant, as a result of receiving an award of Performance Units, shall not have any rights as a stockholder until, and then only to the extent that, the award of Performance Units is earned and settled in shares of Common Stock. After an award of Performance Units is earned and settled in Common Stock, a Participant will have all the rights of a stockholder of the Company.

9.05.  Transferability

Any rights or restrictions with respect to the ability of the holder of any Performance Unit granted under this Plan to transfer such Performance Unit shall be set forth in the Agreement relating to such grant.

9.06.  Service Provider Status

In the event that the terms of any Performance Unit award provide that no payment will be made unless the Participant completes a stated period of continued service, the Committee may decide to what extent temporary interruptions of continuous service shall effect the Performance Unit award.

9.07.  Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock issued in settlement of Performance Units before the earlier of (i) the first anniversary of the date the shares were issued to the Participant or (ii) the date the Participant is no longer providing services to the Company, an Affiliate of the Company, the Manager or the Operating Partnership.

ARTICLE X
OTHER EQUITY-BASED AWARDS

10.01.  Award

In accordance with the provisions of Articles III and IV, the Committee will designate each entity to whom an Other Equity-Based Award is to be made and will specify the number of shares of Common Stock or other equity interests (including LTIP Units) covered by such awards and the terms and conditions of such awards; provided, however, that the grant of LTIP Units must satisfy the requirements of the partnership agreement of the Operating Partnership as in effect on the date of grant. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Other Equity-Based Award.

10.02.  Terms and Conditions

The Committee, at the time an Other Equity-Based Award is made, shall specify the terms and conditions which govern the award. The terms and conditions of an Other Equity-Based Award may prescribe that a Participant’s rights in the Other Equity-Based Award shall be forfeitable, nontransferable or otherwise restricted for a period of time or subject to such other conditions as may be determined by the Committee, in its discretion and set forth in the Agreement. The period in which such award shall be forfeitable, nontransferable or otherwise restricted shall not end before the first anniversary of the grant of the Other Equity-Based Award, the date of the Participant’s termination of service or as provided in Section 15.01. Other Equity-Based Awards may be granted to Participants, either alone or in addition to other awards granted under this Plan, and Other Equity-Based Awards may be granted in the settlement of other Awards granted under this Plan.

10.03.  Payment or Settlement

Other Equity-Based Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, shall be payable or settled in shares of Common Stock, cash or a combination of Common Stock and cash, as determined by the Committee in its discretion; provided, however, that any shares of Common Stock that are issued on account of the conversion of LTIP Units into shares of Common Stock shall not be issued under this Plan, i.e., the conversion shall not reduce the number of shares of Common Stock available for issuance under the Plan or the Entities Plan. Other Equity-Based Awards denominated as equity interests other than shares of Common Stock may be paid or settled in shares or units of such equity interests or cash or a combination of both as determined by the Committee in its discretion.

10.04.  Service Provider Status

If the terms of any Other Equity-Based Award provides that it may be earned or exercised only during continued service or within a specified period of time after termination of continued service, the Committee may decide to what extent temporary interruptions of continuous service shall affect the Other Equity-Based Award.

10.05.  Stockholder Rights

A Participant, as a result of receiving an Other Equity-Based Award, shall not have any rights as a stockholder until, and then only to the extent that, the Other Equity-Based Award is earned and settled in shares of Common Stock.

10.06.  Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock or other equity interests (including LTIP units) covered by an Other Equity-Based Award before the earlier of (i) the first anniversary of the date that such shares or interests become nonforfeitable and (ii) the date the Participant is no longer providing services to the Company, an Affiliate of the Company, the Manager or the Operating Partnership.

ARTICLE XI
INCENTIVE AWARDS

11.01.  Award

In accordance with the provisions of Articles III and IV, the Committee will designate each entity to whom an Incentive Award is to be made and will specify the terms and conditions of such award. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Incentive Award.

11.02.  Terms and Conditions

The Committee, at the time an Incentive Award is made, shall specify the terms and conditions that govern the award. Such terms and conditions may prescribe that the Incentive Award shall be earned only to the extent that the Participant, the Company or an Affiliate of the Company, during a performance period of at least one year, achieves objectives stated with reference to one or more performance measures or criteria prescribed by the Committee. A goal or objective may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index. When establishing goals and objectives, the Committee may exclude any or all special, unusual, and/or extraordinary items as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes. The Committee may also adjust the performance goals for any Incentive Award as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine. Such terms and conditions also may include other limitations on the payment of Incentive Awards including, by way of example and not of limitation, requirements that the Participant complete a specified period of service with the Company or an Affiliate of the Company or that the Company, an Affiliate of the Company, or the Participant attain stated objectives or goals (in addition to those prescribed in accordance with the preceding sentence) as a prerequisite to payment under an Incentive Award.

11.03.  Nontransferability

Except to the extent otherwise provided in the applicable Agreement, Incentive Awards granted under this Plan shall, so long as such Incentive Awards are subject to vesting or forfeiture restrictions, be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

11.04.  Service Provider Status

If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of continued service, the Committee may decide to what extent temporary interruptions of continuous service shall affect the Incentive Award.

11.05.  Settlement

An Incentive Award that is earned shall be settled with a single lump sum payment which may be in cash, shares of Common Stock or a combination of cash and Common Stock, as determined by the Committee.

11.06.  Stockholder Rights

No Participant shall, as a result of receiving an Incentive Award, have any rights as a stockholder of the Company or an Affiliate of the Company until the date that the Incentive Award is settled and then only to the extent that the Incentive Award is settled by the issuance of shares of Common Stock.

11.07.  Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock issued in settlement of an Incentive Award until the earlier of (i) the first anniversary of the date the shares were issued to the Participant or (ii) the date the Participant is no longer providing services to the Company, an Affiliate of the Company, the Manager or the Operating Partnership.

ARTICLE XII
ADJUSTMENT UPON CHANGE IN COMMON SHARES

The maximum number of shares of Common Stock as to which Options, SARs, Performance Units, Incentive Awards, Stock Awards and Other Equity-Based Awards may be granted under this Plan and the Entities Plan, and the terms of outstanding Stock Awards, Options, SARs, Incentive Awards, Performance Units and Other Equity-Based Awards granted under this Plan and the Entities Plan, shall be adjusted as the Board determines is equitably required in the event that (i) the Company (a) effects one or more nonreciprocal transactions between the Company and its shareholders such as a share dividend, extra-ordinary cash dividend, share split-up, subdivision or consolidation of Common Stock that affects the number or kind of shares of Common Stock (or other securities of the Company) or the Fair Market Value (or the value of other Company securities) and causes a change in the Fair Market Value of the shares of Common Stock subject to outstanding awards or (b) engages in a transaction to which Section 424 of the Code applies or (ii) there occurs any other event which, in the judgment of the Board necessitates such action. Any determination made under this Article XII by the Board shall be nondiscretionary, final and conclusive.

The issuance by the Company of any class of Common Stock, or securities convertible into any class of Common Stock, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of Common Stock or obligations of the Company convertible into such Common Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares of Common Stock as to which Options, SARs, Performance Units, Incentive Awards, Stock Awards and Other Equity-Based Awards may be granted under this Plan and the Entities Plan, or the terms of outstanding Stock Awards, Incentive Awards, Options, SARs, Performance Units or Other Equity-Based Awards under this Plan and the Entities Plan.

The Committee may make Stock Awards and may grant Options, SARs, Performance Units, Incentive Awards or Other Equity-Based Awards under this Plan and under the Entities Plan in substitution for performance shares, phantom shares, share awards, stock options, share appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate of the Company in connection with a transaction described in the first paragraph of this Article XII. Notwithstanding any provision of this Plan and the Entities Plan, the terms of such substituted Stock Awards, SARs, Other Equity-Based Awards, Options or Performance Units granted under this Plan or the Entities Plan shall be as the Committee, in its discretion, determines is appropriate.

ARTICLE XIII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal, state and foreign laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all stock exchanges on which the Common Stock may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to represent Common Stock when a Stock Award is granted, a Performance Unit, Incentive Award or Other Equity-Based Award is settled or for which an Option or SAR is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal, state and foreign laws and regulations. No Option or SAR shall be exercisable, no Stock Award or Performance Unit shall be granted, no Common Stock shall be issued, no certificate for Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

ARTICLE XIV
GENERAL PROVISIONS

14.01.  Effect on Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any entity any right to continue in the service of the Company or an

Affiliate of the Company or in any way affect any right and power of the Company or an Affiliate of the Company to terminate the service of any entity at any time with or without assigning a reason therefor.

14.02.  Unfunded Plan

This Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

14.03.  Rules of Construction

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

All awards made under this Plan are intended to comply with, or otherwise be exempt from, Section 409A of the Code (“Section 409A”), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b)(12). This Plan and all Agreements shall be administered, interpreted and construed in a manner consistent with Section 409A. Nevertheless, the tax treatment of the benefits provided under this Plan or any Agreement is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors or trustees, officers, employees or advisors shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or any other taxpayer as a result of the Plan or any Agreement. If any provision of this Plan or any Agreement is found not to comply with, or otherwise not be exempt from, the provisions of Section 409A, it shall be modified and given effect, in the sole discretion of the Committee and without requiring the Participant’s consent, in such manner as the Committee determines to be necessary or appropriate to comply with, or effectuate an exemption from, Section 409A. Each payment under an award granted under this Plan shall be treated as a separate identified payment for purposes of Section 409A.

If a payment obligation under an award or an Agreement arises on account of the Participant’s termination of service and such payment obligation constitutes “deferred compensation” (as defined under Treasury Regulation section 1.409A-1(b)(1), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b))12)), it shall be payable only after the Participant’s “separation from service” (as defined under Treasury Regulation section 1.409A-1(h)).

14.04.  Withholding Taxes

Each Participant shall be responsible for satisfying any income, employment and other tax withholding obligations attributable to participation in this Plan. Unless otherwise provided by the Agreement, any such withholding tax obligations may be satisfied in cash (including from any cash payable in settlement of an award of Performance Units, SARs or Other Equity-Based Award) or a cash equivalent acceptable to the Committee. Except to the extent prohibited by Treasury Regulation Section 1.409A-3(j), any minimum statutory federal, state, district, city or foreign withholding tax obligations also may be satisfied (a) by surrendering to the Company shares of Common Stock previously acquired by the Participant; (b) by authorizing the Company to withhold or reduce the number of shares of Common Stock otherwise issuable to the Participant upon the exercise of an Option or SAR, the settlement of a Performance Unit award, Incentive Award or an Other Equity-Based Award (if applicable) or the grant or vesting of a Stock Award; or (c) by any other method as may be approved by the Committee. If shares of Common Stock are used to pay all or part of such withholding tax obligation, the Fair Market Value of the Common Stock surrendered, withheld or reduced shall be determined as of the date of surrender, withholding or reduction and the number of shares of Common Stock which may be withheld, surrendered or reduced shall be limited to the number of shares of Common Stock which have a Fair Market Value on the date of withholding, surrender or reduction equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for tax purposes that are applicable to such supplemental taxable income.

14.05.  REIT Status

This Plan shall be interpreted and construed in a manner consistent with the Company’s status as a REIT. No award shall be granted or awarded, and with respect to any award granted under this Plan, such award shall not vest, be exercisable or be settled (i) to the extent that the grant, vesting, exercise or settlement could cause the Participant or any other person to be in violation of the share ownership limit or any other limitation on ownership or transfer prescribed by the Company’s charter, or (ii) if, in the discretion of the Committee, the grant, vesting, exercise or settlement of the award could impair the Company’s status as a REIT.

14.06.  Elections Under Section 83(b)

No Participant may make an election under Section 83(b) of the Code with respect to the grant of any award, the vesting of any award, the settlement of any award or the issuance of Common Stock under the Plan without the consent of the Company, which the Company may grant or withhold in its sole discretion.

ARTICLE XV
CHANGE IN CONTROL

15.01.  Impact of Change in Control.

Upon a Change in Control the Committee may prescribe that (i) all outstanding Options and SARs shall be fully vested and exercisable, (ii) outstanding Stock Awards shall be transferable and nonforfeitable and (iii) outstanding Performance Units, Incentive Awards and Other Equity-Based Awards shall be earned and nonforfeitable in their entirety.

15.02.  Assumption Upon Change in Control.

In addition to the vesting of awards under Section 15.01, in the event of a Change in Control, the Committee, in its discretion and without the need for a Participant’s consent, may provide that an outstanding Option, SAR, Stock Award, Incentive Award, Performance Unit or Other Equity-Based Award shall be assumed by, or a substitute award granted by, the Successor Entity (or, if applicable, the Parent Company) in the Change in Control. Such assumed or substituted award shall be of the same type of award as the original Option, SAR, Stock Award, Performance Unit, Incentive Award or Other Equity-Based Award being assumed or substituted. The assumed or substituted award shall be immediately vested and shall have a value (or the difference between the Fair Market Value and the option price or Initial Value in the case of Options and SARs), as of the Control Change Date, that is substantially equal to the value of the original award (or the difference between the Fair Market Value and the option price or Initial Value in the case of Options and SARs) as the Committee determines is equitably required and such other terms and conditions as may be prescribed by the Committee.

15.03.  Cash-Out Upon Change in Control.

In addition to the vesting of awards under Section 15.01, in the event of a Change in Control, the Committee, in its discretion and without the need of a Participant’s consent, may provide that each Option, SAR, Stock Award and Performance Unit, Incentive Award and Other Equity-Based Award shall be cancelled in exchange for a payment. The payment may be in cash, Common Stock or other securities or consideration received by stockholders in the Change in Control transaction or, in the case of an Incentive Award, the entire amount that can be paid under the Incentive Award. Except as provided in the preceding sentence with respect to the Incentive Awards, the amount of the payment shall be an amount that is substantially equal to (i) the amount by which the price per share received by stockholders in the Change in Control for each share of Common Stock exceeds the option price or Initial Value in the case of an Option and SAR, or (ii) for each share of Common Stock subject to a Stock Award, Performance Unit or Other Equity-Based Award, the price per share received by stockholders or (iii) the value of the other securities or property in which the Performance Unit or Other Equity-Based award is denominated. If the option price or Initial Value exceeds the price per share received by stockholders in the Change in Control transaction, the Option or SAR may be cancelled under this Section 15.03 without any payment to the Participant.

15.04.  Limitation of Benefits

The benefits that a Participant may be entitled to receive under this Plan and other benefits that a Participant is entitled to receive under other plans, agreements and arrangements (which, together with the benefits provided under this Plan, are referred to as “Payments”), may constitute Parachute Payments that are subject to Code Sections 280G and 4999. As provided in this Section 15.04, the Parachute Payments will be reduced pursuant to this Section 15.04 if, and only to the extent that, a reduction will allow a Participant to receive a greater Net After Tax Amount than a Participant would receive absent a reduction.

The Accounting Firm will first determine the amount of any Parachute Payments that are payable to a Participant. The Accounting Firm also will determine the Net After Tax Amount attributable to the Participant’s total Parachute Payments.

The Accounting Firm will next determine the largest amount of Payments that may be made to the Participant without subjecting the Participant to tax under Code Section 4999 (the “Capped Payments”). Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Capped Payments.

The Participant will receive the total Parachute Payments or the Capped Payments, whichever provides the Participant with the higher Net After Tax Amount. If the Participant will receive the Capped Payments, the total Parachute Payments will be adjusted by first reducing the amount of any benefits under this Plan or any other plan, agreement or arrangement that are not subject to Section 409A of the Code (with the source of the reduction to be directed by the Participant) and then by reducing the amount of any benefits under this Plan or any other plan, agreement or arrangement that are subject to Section 409A of the Code (with the source of the reduction to be directed by the Participant) in a manner that results in the best economic benefit to the Participant (or, to the extent economically equivalent, in a pro rata manner). The Accounting Firm will notify the Participant and the Company if it determines that the Parachute Payments must be reduced to the Capped Payments and will send the Participant and the Company a copy of its detailed calculations supporting that determination.

As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time that the Accounting Firm makes its determinations under this Article XV, it is possible that amounts will have been paid or distributed to the Participant that should not have been paid or distributed under this Section 15.04 (“Overpayments”), or that additional amounts should be paid or distributed to the Participant under this Section 15.04 (“Underpayments”). If the Accounting Firm determines, based on either the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which assertion the Accounting Firm believes has a high probability of success or controlling precedent or substantial authority, that an Overpayment has been made, the Participant must repay the Overpayment to the Company, without interest; provided, however, that no amount will be payable by the Participant to the Company unless, and then only to the extent that, the repayment would either reduce the amount on which the Participant is subject to tax under Code Section 4999 or generate a refund of tax imposed under Code Section 4999. If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Participant and the Company of that determination and the amount of that Underpayment will be paid, without interest, to the Participant promptly by the Company.

For purposes of this Section 15.04, the term “Accounting Firm” means the independent accounting firm engaged by the Company immediately before the Control Change Date. For purposes of this Article XV, the term “Net After Tax Amount” means the amount of any Parachute Payments or Capped Payments, as applicable, net of taxes imposed under Code Sections 1, 3101(b) and 4999 and any State or local income taxes applicable to the Participant on the date of payment. The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Payments, as applicable, in effect on the date of payment. For purposes of this Section 15.04, the term “Parachute Payment” means a payment that is described in Code Section 280G(b)(2), determined in accordance with Code Section 280G and the regulations promulgated or proposed thereunder.

Notwithstanding any other provision of this Section 15.04, this Section 15.04 shall not limit or otherwise supersede the provisions of any other agreement or plan which provides that a Participant cannot receive Payments in excess of the Capped Payments.

ARTICLE XVI
AMENDMENT

The Board may amend or terminate this Plan at any time; provided, however, that no amendment may adversely impair the rights of Participants with respect to outstanding awards. In addition, an amendment will be contingent on approval of the Company’s stockholders if such approval is required by law or the rules of any exchange on which the Common Stock is listed or if the amendment would materially increase the benefits accruing to Participants under this Plan, materially increase the aggregate number of shares of Common Stock that may be issued under this Plan and the Entities Plan (except as provided in Article XII) or materially modify the requirements as to eligibility for participation in this Plan. For the avoidance of doubt, without the approval of stockholders, the Board may not (except pursuant to Article XII) (a) reduce the option price per share of an outstanding Option or the Initial Value of an outstanding SAR, (b) cancel an outstanding Option or outstanding SAR when the option price or Initial Value, as applicable exceeds the Fair Market Value or (c) take any other action with respect to an outstanding Option or an outstanding SAR that may be treated as a repricing of the award under the rules and regulations of the principal exchange on which the Common Stock is listed for trading.

ARTICLE XVII
DURATION OF PLAN

No Stock Award, Performance Unit Award, Incentive Award, Option, SAR or Other Equity-Based Award may be granted under this Plan after           , 2025. Stock Awards, Performance Unit awards, Options, SARs and Other Equity-Based Awards granted before such date shall remain valid in accordance with their terms.

ARTICLE XVIII
EFFECTIVENESS OF PLAN

Options, SARs, Stock Awards, Performance Unit Awards, Incentive Awards and Other Equity-Based Awards may be granted under this Plan, as amended and restated herein, on and after the Effective Date.

ANNUAL MEETING OF STOCKHOLDERS OF

# BLUEROCK RESIDENTIAL GROWTH REIT, INC.

**Class A**

**May 28, 2015**

**GO GREEN**

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

**NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL**:
The Notice of Meeting, Proxy Statement and 2014 Annual Report to Stockholders are available at www.bluerockresidential.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20530300000000000000 1 052815

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.**
**PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE** ☒

1. The election of the nominees listed below to serve as Directors until the Annual Meeting of Stockholders to be held in the year 2016 and until their successors are elected and qualified (except as marked to the contrary below).

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ R. Ramin Kamfar
- ○ Gary T. Kachadurian
- ○ Brian D. Bailey
- ○ I. Bobby Majumder
- ○ Romano Tio

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 2. The approval of the amendment and restatement of the 2014 Equity Incentive Plan for Individuals and the 2014 Equity Incentive Plan for Entities. | ☐ | ☐ | ☐ |
| 3. The ratification of BDO USA, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2015. | ☐ | ☐ | ☐ |

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2014 Annual Report to Stockholders.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

# BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Class A

May 28, 2015

## PROXY VOTING INSTRUCTIONS

**INTERNET** - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

**TELEPHONE** - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

**MAIL** - Sign, date and mail your proxy card in the envelope provided as soon as possible.

**IN PERSON** - You may vote your shares in person by attending the Annual Meeting.

**GO GREEN** - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

| | |
|---|---|
| COMPANY NUMBER | |
| ACCOUNT NUMBER | |
| | |

**NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL**: The Notice of Meeting, Proxy Statement and 2014 Annual Report to Stockholders are available at www.bluerockresidential.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20530300000000000000 1 052815

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.**
**PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒**

1. The election of the nominees listed below to serve as Directors until the Annual Meeting of Stockholders to be held in the year 2016 and until their successors are elected and qualified (except as marked to the contrary below).

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ R. Ramin Kamfar
- ○ Gary T. Kachadurian
- ○ Brian D. Bailey
- ○ I. Bobby Majumder
- ○ Romano Tio

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 2. The approval of the amendment and restatement of the 2014 Equity Incentive Plan for Individuals and the 2014 Equity Incentive Plan for Entities. | ☐ | ☐ | ☐ |
| 3. The ratification of BDO USA, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2015. | ☐ | ☐ | ☐ |

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2014 Annual Report to Stockholders.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

# BLUEROCK RESIDENTIAL GROWTH REIT, INC.

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

The undersigned hereby appoints R. Ramin Kamfar and Christopher J. Vohs, and each with full power of substitution to represent and vote as designated on the reverse side, all the shares of Class A Stock of Bluerock Residential Growth REIT, Inc. held of record by the undersigned as of April 6, 2015, at the Annual Meeting of Stockholders to be held at the Warwick Hotel located at 65 West 54$^{th}$ Street at 6$^{th}$ Avenue, New York, New York 10019, in the Sussex Room (1$^{st}$ Floor), on May 28, 2015, or any adjournment or postponement thereof.

**(Continued and to be signed on the reverse side.)**

1.1

14475

ANNUAL MEETING OF STOCKHOLDERS OF

# BLUEROCK RESIDENTIAL GROWTH REIT, INC.

**Class B-2**

**May 28, 2015**

**GO GREEN**

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

**NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL**:
The Notice of Meeting, Proxy Statement and 2014 Annual Report to Stockholders are available at www.bluerockresidential.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20530300000000000000 1 052815

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.**
**PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE** ☒

1. The election of the nominees listed below to serve as Directors until the Annual Meeting of Stockholders to be held in the year 2016 and until their successors are elected and qualified (except as marked to the contrary below).

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ R. Ramin Kamfar
- ○ Gary T. Kachadurian
- ○ Brian D. Bailey
- ○ I. Bobby Majumder
- ○ Romano Tio

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 2. The approval of the amendment and restatement of the 2014 Equity Incentive Plan for Individuals and the 2014 Equity Incentive Plan for Entities. | ☐ | ☐ | ☐ |
| 3. The ratification of BDO USA, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2015. | ☐ | ☐ | ☐ |

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2014 Annual Report to Stockholders.

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

# BLUEROCK RESIDENTIAL GROWTH REIT, INC.

**Class B-2**

**May 28, 2015**

## PROXY VOTING INSTRUCTIONS

**INTERNET** - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

**TELEPHONE** - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

**MAIL** - Sign, date and mail your proxy card in the envelope provided as soon as possible.

**IN PERSON** - You may vote your shares in person by attending the Annual Meeting.

**GO GREEN** - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

| | |
|---|---|
| COMPANY NUMBER | |
| ACCOUNT NUMBER | |
| | |

**NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL**: The Notice of Meeting, Proxy Statement and 2014 Annual Report to Stockholders are available at www.bluerockresidential.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20530300000000000000 1 052815

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.**
**PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE** ☒

1. The election of the nominees listed below to serve as Directors until the Annual Meeting of Stockholders to be held in the year 2016 and until their successors are elected and qualified (except as marked to the contrary below).

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ R. Ramin Kamfar
- ○ Gary T. Kachadurian
- ○ Brian D. Bailey
- ○ I. Bobby Majumder
- ○ Romano Tio

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 2. The approval of the amendment and restatement of the 2014 Equity Incentive Plan for Individuals and the 2014 Equity Incentive Plan for Entities. | ☐ | ☐ | ☐ |
| 3. The ratification of BDO USA, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2015. | ☐ | ☐ | ☐ |

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2014 Annual Report to Stockholders.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

# BLUEROCK RESIDENTIAL GROWTH REIT, INC.

**712 Fifth Avenue, 9th Floor**

**New York, New York 10019**

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

The undersigned hereby appoints R. Ramin Kamfar and Christopher J. Vohs, and each with full power of substitution to represent and vote as designated on the reverse side, all the shares of Class B-2 Stock of Bluerock Residential Growth REIT, Inc. held of record by the undersigned as of April 6, 2015, at the Annual Meeting of Stockholders to be held at the Warwick Hotel located at 65 West 54th Street at 6th Avenue, New York, New York 10019, in the Sussex Room (1st Floor), on May 28, 2015, or any adjournment or postponement thereof.

**(Continued and to be signed on the reverse side.)**

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

# BLUEROCK RESIDENTIAL GROWTH REIT, INC.

**Class B-3**

**May 28, 2015**

**GO GREEN**

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

**NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL**:
The Notice of Meeting, Proxy Statement and 2014 Annual Report to Stockholders are available at www.bluerockresidential.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20530300000000000000 1 052815

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.**
**PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒**

1. The election of the nominees listed below to serve as Directors until the Annual Meeting of Stockholders to be held in the year 2016 and until their successors are elected and qualified (except as marked to the contrary below).

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ R. Ramin Kamfar
○ Gary T. Kachadurian
○ Brian D. Bailey
○ I. Bobby Majumder
○ Romano Tio

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 2. The approval of the amendment and restatement of the 2014 Equity Incentive Plan for Individuals and the 2014 Equity Incentive Plan for Entities. | ☐ | ☐ | ☐ |
| 3. The ratification of BDO USA, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2015. | ☐ | ☐ | ☐ |

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2014 Annual Report to Stockholders.

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

# BLUEROCK RESIDENTIAL GROWTH REIT, INC.

**Class B-3**

**May 28, 2015**

## PROXY VOTING INSTRUCTIONS

**INTERNET** - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

**TELEPHONE** - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

**MAIL** - Sign, date and mail your proxy card in the envelope provided as soon as possible.

**IN PERSON** - You may vote your shares in person by attending the Annual Meeting.

**GO GREEN** - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

| | |
|---|---|
| **COMPANY NUMBER** | |
| **ACCOUNT NUMBER** | |
| | |

**NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL**: The Notice of Meeting, Proxy Statement and 2014 Annual Report to Stockholders available at www.bluerockresidential.com

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

20530300000000000000 1 052815

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.**
**PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒**

1. The election of the nominees listed below to serve as Directors until the Annual Meeting of Stockholders to be held in the year 2016 and until their successors are elected and qualified (except as marked to the contrary below).

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ R. Ramin Kamfar
- ○ Gary T. Kachadurian
- ○ Brian D. Bailey
- ○ I. Bobby Majumder
- ○ Romano Tio

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 2. The approval of the amendment and restatement of the 2014 Equity Incentive Plan for Individuals and the 2014 Equity Incentive Plan for Entities. | ☐ | ☐ | ☐ |
| 3. The ratification of BDO USA, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2015. | ☐ | ☐ | ☐ |

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2014 Annual Report to Stockholders.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

# BLUEROCK RESIDENTIAL GROWTH REIT, INC.

**712 Fifth Avenue, 9th Floor**

**New York, New York 10019**

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

The undersigned hereby appoints R. Ramin Kamfar and Christopher J. Vohs, and each with full power of substitution to represent and vote as designated on the reverse side, all the shares of Class B-3 Stock of Bluerock Residential Growth REIT, Inc. held of record by the undersigned as of April 6, 2015, at the Annual Meeting of Stockholders to be held at the Warwick Hotel located at 65 West 54th Street at 6th Avenue, New York, New York 10019, in the Sussex Room (1st Floor), on May 28, 2015, or any adjournment or postponement thereof.

**(Continued and to be signed on the reverse side.)**

1.1 14475